WRL FINANCIAL FREEDOM BUILDERSM
                              INDIVIDUAL FLEXIBLE
                             PREMIUM VARIABLE LIFE
                               INSURANCE POLICY


                                   Issued by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              201 Highland Avenue
                             Largo, Florida 33770
                                (800) 851-9777
                                (813) 585-6565


     The individual flexible premium variable life insurance policy ("Policy") issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A Policyowner may, subject to certain restrictions, vary the timing and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single life insurance policy. The minimum Specified Amount for Issue Ages 0-45 is $50,000, declining to $25,000 for Issue Ages 46 to 80.


     The Policy provides a death benefit payable at the Insured's death, and a Net Surrender Value that can be obtained by completely or partially surrendering the Policy. Net premiums are allocated according to the Policyowner's directions among the Sub-Accounts of the WRL Series Life Account ("Series Account"), or to a fixed interest account ("Fixed Account"), or a combination of both. With respect to amounts allocated to Sub-Accounts of the Series Account, the amount of the death benefit may, and the Cash Value will, vary to reflect both the investment experience of the Sub-Accounts and the timing and amount of additional premium payments. However, as long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. While additional premium payments are not required under the Policy, additional premium payments may be necessary to prevent Lapse if there is insufficient Net Surrender Value.


     The Policy provides a free-look period allowing the Policyowner to cancel the Policy within 10 days after receipt. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners.


     The assets of each Sub-Account of the Series Account will be invested solely in a corresponding Portfolio of the WRL Series Fund, Inc. (the "Fund"). The Prospectus for the Fund describes the investment objectives and the risks of investing in the Portfolios of the Fund corresponding to the Sub-Accounts currently available under the Policy. The Policyowner bears the entire investment risk for all amounts allocated to the Series Account; there is no guaranteed minimum Cash Value.


     It may not be to your advantage to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Policy described in this Prospectus.


     Please read this Prospectus and the Prospectus for the Fund carefully and retain for future reference.


THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                            Prospectus Dated July 21, 1997

                               TABLE OF CONTENTS


                                                  PAGE
                                                  -----
DEFINITIONS   .................................      1
INTRODUCTION  .................................      3
INVESTMENT EXPERIENCE
INFORMATION   .................................      7
 Rates of Return ..............................      7
 Death Benefit, Cash Value and Net Surrender
     Value Illustrations  .....................      8
 Other Performance Data   .....................     12
WESTERN RESERVE AND THE
SERIES ACCOUNT   ..............................     13
 Western Reserve Life Assurance Co.
     of Ohio  .................................     13
 The Series Account ...........................     13
POLICY BENEFITS  ..............................     13
 Death Benefit   ..............................     13
 When Insurance Coverage Takes Effect .........     16
 Cash Value   .................................     17
INVESTMENTS OF THE SERIES
ACCOUNT .......................................     18
 WRL Series Fund, Inc. ........................     18
 Addition, Deletion, or Substitution
     of Investments ...........................     20
PAYMENT AND ALLOCATION OF
PREMIUMS   ....................................     21
 Issuance of a Policy  ........................     21
 Premiums  ....................................     21
 Allocation of Premiums and Cash Value   ......     22
 Dollar Cost Averaging ........................     23
 Asset Rebalancing Program   ..................     23
 Policy Lapse and Reinstatement ...............     24
CHARGES AND DEDUCTIONS ........................     25
 Premium Expense Charges  .....................     25
 Surrender Charge   ...........................     25
 Pro Rata Decrease Charge .....................     26
 Cash Value Charges ...........................     26
 Optional Cash Value Charges ..................     27
 Charges Against the Series Account   .........     27
 Expenses of the Fund  ........................     27
 Group or Sponsored Policies ..................     28
 Employee Associate Policies ..................     28
 Builder Plus Programsm   .....................     28
POLICY RIGHTS .................................     29
 Loan Privileges ..............................     29
 Surrender Privileges  ........................     30
 Examination of Policy Privilege
     ("Free-Look")  ...........................     31
 Conversion Rights  ...........................     31
 Benefits at Maturity  ........................     31
 Payment of Policy Benefits  ..................     31

                                                  PAGE
                                                  -----

GENERAL PROVISIONS  ...........................     32
 Postponement of Payments .....................     32
 The Contract .................................     32
 Suicide   ....................................     32
 Incontestability   ...........................     32
 Change of Owner or Beneficiary ...............     32
 Assignment   .................................     33
 Misstatement of Age or Sex  ..................     33
 Reports and Records   ........................     33
 Optional Insurance Benefits ..................     33
 Terminal Illness Accelerated Death
     Benefit Rider  ...........................     34
THE FIXED ACCOUNT   ...........................     35
 Fixed Account Value   ........................     35
 Minimum Guaranteed and Current
     Interest Rates ...........................     35
 Allocations, Transfers and Withdrawals  ......     35
DISTRIBUTION OF THE POLICIES ..................     36
FEDERAL TAX MATTERS ...........................     36
 Introduction .................................     36
 Tax Charges  .................................     36
 Tax Status of the Policy .....................     36
 Tax Treatment of Policy Benefits  ............     37
 Employment-Related Benefit Plans  ............     38
SAFEKEEPING OF THE SERIES
ACCOUNT'S ASSETS ..............................     39
VOTING RIGHTS OF THE SERIES
ACCOUNT .......................................     39
STATE REGULATION OF WESTERN
RESERVE .......................................     39
REINSURANCE   .................................     39
EXECUTIVE OFFICERS AND DIRECTORS
OF WESTERN RESERVE  ...........................     39
LEGAL MATTERS .................................     40
LEGAL PROCEEDINGS   ...........................     40
EXPERTS .......................................     40
ADDITIONAL INFORMATION ........................     41
INFORMATION ABOUT
WESTERN RESERVE'S
FINANCIAL STATEMENTS   ........................     41
APPENDIX A - ILLUSTRATION
OF BENEFITS   .................................     42
APPENDIX B - LONG TERM
MARKET TRENDS .................................     45
INDEX TO FINANCIAL
STATEMENTS ....................................     47
APPENDIX C - SURRENDER CHARGE   ...............     48


              The Policy is not available in the State of New York

                                       i
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                                  DEFINITIONS

      ACCOUNTS -- Allocation options including the Fixed Account and Sub-Accounts of the Series Account.

      ATTAINED AGE -- The Issue Age plus the number of completed Policy years.

      ANNIVERSARY -- The same day and month as the Policy Date for each succeeding year the Policy remains In Force.

      BENEFICIARY -- The person or persons specified by the Owner as entitled to receive the death benefit proceeds under the Policy.

CASH VALUE -- The sum of the values in each Sub-Account plus the Policy's value in the Fixed Account.

      FIXED ACCOUNT -- An allocation option other than the Series Account. The Fixed Account is part of Western Reserve's General Account.


      FUND -- WRL Series Fund, Inc., a registered management investment company in which the assets of the Series Account are invested.

      GENERAL ACCOUNT -- The assets of Western Reserve other than those allocated to the Series Account or any other separate account.

      IN FORCE -- Condition under which the coverage is active and the Insured's life remains insured.

      INITIAL PREMIUM -- The amount which must be paid before coverage begins.

      INSURED -- The person upon whose life the Policy is issued.

      ISSUE AGE -- Issue Age refers to the age on the Insured's birthday nearest the Policy Date.

      LAPSE -- Termination of the Policy at the end of the grace period.

      LOAN RESERVE -- A part of the Fixed Account to which amounts are transferred as collateral for Policy loans.

      MATURITY DATE -- The date when coverage under the Policy will terminate if the Insured is living and the Policy is In Force.


      MINIMUM MONTHLY GUARANTEE PREMIUM -- During the No Lapse Period, an amount as shown on the Policy Schedule Page, used to determine whether a grace period will begin whenever Net Surrender Value is insufficient to meet monthly deductions for cost of insurance, the Policy Charge and any optional cash value charges.


      MONTHLY ANNIVERSARY OR MONTHIVERSARY -- The same date in each succeeding month as the Policy Date. For purposes of the Series Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed to be the next Valuation Date.
      NET SURRENDER VALUE -- The amount payable upon surrender of the Policy equal to the Cash Value as of the date of surrender, less any surrender charge, and less any outstanding Policy loan, plus any unearned loan interest.

      NET PREMIUM -- The portion of the premium available for allocation to either the Fixed Account or the Sub-Accounts of the Series Account equal to the premium paid by the Policyowner less the applicable premium expense charges.

      NO LAPSE DATE -- The No Lapse Date as specified in the Policy, which, for a Policy issued to an Insured at Issue Ages 0-60, is the lesser of the number of years to Attained Age 65, or the twentieth Anniversary, and, for a Policy issued to an Insured at Issue Ages 61-80, is the fifth Anniversary.

      NO LAPSE PERIOD -- The period of time between the Policy Date and the No Lapse Date, during which the Policy will not Lapse if certain conditions are met, even though Net Surrender Value is insufficient to meet the monthly deductions.

      OFFICE -- The administrative office of Western Reserve whose mailing address is P. O. Box 5068, Clearwater, Florida 34618-5068.

      PLANNED PERIODIC PREMIUM -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

      POLICY -- The flexible premium variable life insurance policy offered by Western Reserve and described in this Prospectus.

      POLICY DATE -- The date set forth in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. The Policy Date is used to determine Policy years and Policy Months. Policy Anniversaries are measured from the Policy Date.

      POLICY MONTH -- A month beginning on the Monthly Anniversary.

      POLICYOWNER ("OWNER") -- The person who owns the Policy and who may exercise all rights under the Policy while living.

      PORTFOLIO -- A separate investment portfolio of the Fund.

      RECORD DATE -- The date the Policy is recorded on the books of Western Reserve as an In Force Policy.

      SERIES ACCOUNT -- WRL Series Life Account, a separate investment account established by Western Reserve to receive and invest Net Premiums allocated under the Policy.

      SPECIFIED AMOUNT -- The minimum death benefit payable under the Policy as long as the Policy remains In Force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

      SUB-ACCOUNT -- A sub-division of the Series Account. Each Sub-Account invests exclusively in the shares of a specified Portfolio of the Fund.

      TERMINATION -- Condition when the Insured's life is no longer insured under the coverage provided.

      VALUATION DATE -- Each day on which the New York Stock Exchange is open for business.

      VALUATION PERIOD -- The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                 INTRODUCTION

 1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED-BENEFIT LIFE INSURANCE POLICY?

         Like conventional fixed-benefit life insurance, as long as the Policy remains In Force, the Policy will provide: (1) the payment of a minimum death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of Cash Value; and (3) surrender rights and Policy loan privileges.

         The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate Net Premiums to one or more Sub-Accounts of the Series Account, or to the Fixed Account, or to a combination of both. Each Sub-Account invests in a designated Portfolio of the Fund. The amount and/ or duration of the life insurance coverage and the Cash Value of the Policy are not guaranteed and may increase or decrease depending upon the investment experience of the Sub-Accounts. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Series Account but reaps the benefits of any appreciation in value. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 22.) Unlike conventional fixed-benefit life insurance, a Policyowner also has the flexibility, subject to certain restrictions (see Premiums - Premium Limitations, p. 21), to vary the frequency and amount of premium payments and to decrease the Specified Amount. Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Moreover, the failure to pay a scheduled premium ("Planned Periodic Premium") will not itself cause the Policy to Lapse, although additional premium payments may be necessary to prevent Lapse if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement - Lapse, p. 24.)



 2. WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

         The Policy provides the payment of benefits upon the death of the Insured. The Policy contains three death benefit options. Under Death Benefit Option A, the death benefit is the greater of the Specified Amount of the Policy, or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. Under Death Benefit Option B, the death benefit is the greater of the Specified Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured, or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. Under Death Benefit Option C, the death benefit is equal to the greater of the amount payable under Death Benefit Option A, or the Specified Amount times a factor equal to the lesser of 1.0, and four one-hundredths (.04) times the result of 95 minus the Insured's Attained Age at death, plus the Cash Value of the Policy as of the date of death of the Insured.



         As long as the Policy remains In Force, the minimum death benefit payable under any option will be the current Specified Amount. The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges, and increased by any additional insurance benefits added by rider and any unearned loan interest. Under Western Reserve's current rules, the minimum Specified Amount for a Policy at issue for Issue Ages 0-45 is $50,000, declining to $25,000 for Issue Ages 46 to 80. The minimum Specified Amount will be set forth in the Policyowner's Policy. (See Policy Benefits - Death Benefit, p. 13.)

         Optional insurance benefits offered under the Policy include a Children's Insurance Rider; an Other Insured Rider; an Accidental Death Benefit Rider; a Disability Waiver Rider; a Disability Waiver and Monthly Income Rider; and Primary Insured Riders. (See Optional Cash Value Charges - Optional Insurance Benefits, p. 27.) The cost of these optional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See Charges and Deductions - Cash Value Charges, p. 26.)

         A Terminal Illness Accelerated Death Benefit Rider is automatically included with every Policy at no additional charge (as of the date of this Prospectus, Michigan, New Jersey, Pennsylvania and Vermont have not approved this rider). This rider makes a "Single Sum Benefit" available prior to the Insured's death if the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced the Insured's life expectancy as defined in the rider. (See General Provisions - Terminal Illness Accelerated Death Benefit Rider, p. 34.)


         Benefits under the Policy may be paid in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits
    - Settlement Options, p. 32.)

 3. HOW MAY THE AMOUNT OF THE DEATH BENEFIT AND CASH VALUE VARY?

    Under any of the death benefit options, as long as the Policy remains In Force, the death benefit will not be less than the current Specified Amount of the Policy. The amount of death benefit will be reduced by any outstanding policy loan, plus any unearned loan interest, and any due and unpaid charges. The death benefit may, however, exceed the Specified Amount under certain circumstances. The amount by which the death benefit exceeds the Specified Amount depends upon the option chosen and the Cash Value of the Policy. (See Policy Benefits - Death Benefit, p. 13.)

         The Policy's Cash Value in the Series Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Sub-Accounts of the Series Account, any cash withdrawals, and any charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Sub-Accounts of the Series Account is borne by the Policyowner; Western Reserve does not guarantee a minimum Cash Value. (See Policy Benefits - Cash Value, p. 17.)


 4. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?


         The Policyowner has significant flexibility to adjust the death benefit payable by changing the Death Benefit Option, by decreasing the Specified Amount of the Policy or by adding riders to increase the total death benefit payable. No such change or decrease may be made during the first three Policy years. The Policyowner may either change the Death Benefit Option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. (See Policy Benefits - Change in Death Benefit Option, p. 15, and Death Benefit - Decrease in Specified Amount, p. 16.)


 5. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE IN CONNECTION WITH PREMIUM
    PAYMENTS?


         A Policyowner has considerable flexibility concerning the amount and frequency of premium payments. Western Reserve will require the Policyowner to pay an Initial Premium, at least equal to a minimum monthly guarantee premium set forth in the Policy, before insurance coverage is In Force. Thereafter, a Policyowner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Payment and Allocation of Premiums - Premiums, p. 21.) Each Policyowner will also determine a Planned Periodic Premium schedule. The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. The amount and frequency of Planned Periodic Premium payments will be set forth in the Policy. The amount and frequency of Planned Periodic Premium payments may be changed upon written request. (See Premiums - Planned Periodic Premiums, p. 21.)


 6. HOW LONG WILL THE POLICY REMAIN IN FORCE?


         The Policy will lapse only when Net Surrender Value is insufficient to pay the monthly deduction (see Charges and Deductions - Cash Value Charges, p. 26), and a grace period expires without a sufficient payment by the Policyowner. (See Loan Privileges - Indebtedness, p. 30.) However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided there has been no addition of any riders, the total premiums received (minus any withdrawals, any outstanding loans, and any pro rata Decrease Charge deducted from the Cash Value) equals or exceeds the Minimum Monthly Guarantee Premium shown in the Policy times the number of months since the Policy Date, including the current month. The Minimum Monthly Guarantee Premium is set forth in the Policy, unless changed due to a requested change under the Policy by the Policyowner, at which time the Policyowner will be notified of the new Minimum Monthly Guarantee Premium and its effective date. The Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to lapse. Second, after the No Lapse Date, the Policy can lapse even if Planned Periodic Premiums or premiums in other amounts have been paid, if Net Surrender Value is insufficient to pay the monthly deduction, and a grace period expires without a sufficient payment. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly deductions. If the Insured is alive and the Policy is In Force on the Maturity Date, which is the Insured's 95th birthday, the Policy will then terminate and no longer be In Force. Upon request, Western Reserve will extend the Maturity Date, as long as there appears to be no unfavorable tax consequences. The Net Surrender Value as of the Maturity Date will be paid to the Policyowner. (See Policy Rights - Benefits at Maturity, p. 31.)


 7. HOW ARE NET PREMIUMS ALLOCATED?

         The portion of the premium available for allocation ("Net Premium") equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 25.) The Policyowner initially determines the allocation of the Net Premium among the Sub-Accounts of the Series Account, each of which invests in shares of a designated Portfolio of the Fund, or to the Fixed Account, or a combination. Each Portfolio has a different investment objective. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.) The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve reserves the right to impose a charge of $25 for each change in allocation instructions in excess of one per Policy quarter.

 8. IS THERE A "FREE-LOOK" PERIOD?

         Yes, the Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In most states, Western Reserve will make a refund in accordance with a calculation described under Policy Rights
    - Examination of Policy Privilege ("Free-Look"), p. 31. In certain states, the refund will be the total of all premiums paid. (See Policy Rights - Examination of Policy Privilege, p. 31.)


 9. MAY THE POLICY BE SURRENDERED?


         Yes, the Policyowner may totally surrender the Policy at any time and receive the Net Surrender Value of the Policy. Subject to certain limitations, the Policyowner may also make cash withdrawals from the Policy at any time after the first Policy year and prior to the Maturity Date. (See Policy Rights - Surrender Privileges, p. 30.) If Death Benefit Option A is in effect, cash withdrawals will reduce the Policy's Specified Amount by the amount of the cash withdrawal.


10. WHAT IS THE LOAN PRIVILEGE?


         After the first Policy Anniversary, a Policyowner may obtain a Policy loan in any amount which is not greater than 90% of the Cash Value, less any surrender charge and any already outstanding loan. Western Reserve reserves the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy, under Section 1035(a) of the Internal Revenue Code of 1986, as amended. It should be noted, however, that a loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Matters, p. 36.)

         The interest rate on a Policy loan is 5.2% payable annually in advance (equivalent to an effective annual rate of 5.5%). The requested loan amount, plus interest in advance, will be transferred from the Accounts to the Loan Reserve and credited at the end of each Policy year with guaranteed interest at a rate of 4% per year. Western Reserve may from time to time, and in its sole discretion, credit the Loan Reserve with additional interest at a rate higher than 4% per year. The Loan Reserve is currently credited with a rate higher than 4% per year. The minimum loan amount is generally $500. (See Policy Rights - Loan Privileges, p. 29.) Upon repayment of a loan, amounts in the Loan Reserve in excess of the outstanding value of the loan are currently transferred to the Accounts in the same manner as Net Premium allocations; however, Western Reserve may in the future require these amounts to be transferred to the Fixed Account. (See The Fixed Account, p. 35.)

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if anticipated earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 37.)

11. WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

         Certain charges are deducted from each premium. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year is deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy. A charge of 2.5% of each premium payment is deducted to compensate Western Reserve for premium taxes imposed by various states. In addition, $3.00 per premium payment is deducted to compensate Western Reserve for costs associated with premium collections. (See Charges and Deductions - Premium Expense Charges, p. 25.)

         A "surrender charge" is deducted if the Policy is surrendered during the first fifteen Policy years. The Surrender Charge imposed upon early surrender or a decrease in Specified Amount will be significant. As a result, you should purchase a Policy only if you have the financial capability to keep it In Force for a substantial period of time. The surrender charge is calculated by multiplying the Specified Amount as of the Policy Date by the Surrender Charge per $1,000 of Specified Amount as shown in the Policy for the Policy year during which surrender occurs. In addition, a pro rata Decrease Charge equal to a pro rata portion of the Surrender Charge will be calculated and charged to the Cash Value for any decreases in the Policy's Specified Amount which occur during the first fifteen Policy years. Any future Surrender Charges will be reduced proportionately according to the amount of any previous pro rata Decrease Charge. (See Charges and Deductions - Surrender Charge, p. 25 and Pro Rata Decrease Charge, p. 26.)

         Cost of insurance charges and a current $5.00 monthly Policy Charge, guaranteed never to exceed $7.50, are deducted monthly from the Cash Value of each Policy to compensate Western Reserve for the cost of insurance and the cost of administering the Policy. Cost of insurance charges will vary with the Policy's Specified Amount, the death benefit Option chosen and the investment experience of the Portfolios in which the Policy is invested. (See Charges and Deductions - Cash Value Charges, p. 26.)


         Optional Cash Value charges are deducted from the Policy as a result of Policyowner changes or elections made to the Policy. Optional Cash Value charges include charges for: optional insurance benefits, certain Cash Value transfers and cash withdrawals. (See Charges and Deductions - Optional Cash Value Charges, p. 27.)

         Western Reserve charges the Sub-Accounts of the Series Account for the mortality and expense risks Western Reserve assumes. The charge is made daily at an effective annual rate of 0.90% of the average daily net assets of each Sub-Account of the Series Account. Western Reserve currently intends to reduce this charge to 0.75% after the first fifteen

    Policy years. However, such reduction is not guaranteed, and Western Reserve reserves the right to maintain this charge at the 0.90% level after the first fifteen Policy years. (See Charges and Deductions - Charges Against the Series Account, p. 27.)


         Each Sub-Account invests in a corresponding Portfolio of the Fund. Each Portfolio pays investment management fees based on a percentage of the Portfolio's average daily net assets. The annual management fees and other Fund expenses for the Portfolios are provided on p. 7, under the heading Fund Annual Expenses. Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and, pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.


         Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance. In addition, the Portfolios incur certain operating expenses. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.)

         No charges are currently made from the Series Account for Federal or state income taxes. Should Western Reserve determine that such taxes may be imposed by Federal or state agencies, Western Reserve may make deductions from the Series Account to pay these taxes. (See Federal Tax Matters, p. 36.)


12. ARE TRANSFERS PERMITTED AMONG THE ACCOUNTS?


         Yes. A Policyowner may transfer Cash Value among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 35.) Western Reserve reserves the right to charge a $25 fee for each transfer in excess of one per Policy month or twelve per Policy year. This charge will not be increased. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers, p. 22.)


13. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?


         At present, there is limited guidance for determining whether a Policy meets the requirements prescribed by tax legislation for tax treatment as a life insurance contract under Section 7702 of the Internal Revenue Code. With respect to a Policy that is issued on the basis of a rate class using Ultimate Select, non-tobacco use, Select, non-tobacco use, Ultimate Standard, tobacco use, Standard, tobacco use, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not qualify as a life insurance contract, Western Reserve will take whatever steps are appropriate and reasonable to attempt to have such a Policy comply with Section 7702. For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the death benefit paid under the Policy generally should be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Moreover, the Owner should not be deemed in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

         A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. (See Tax Treatment of Policy Benefits - Modified Endowment Contracts, p. 37.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, prior to age 591/2 any distributions of gains generally will be subject to a 10% penalty tax.

         If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans and loans secured by a Policy will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Matters, p. 36.

FUND ANNUAL EXPENSES* (AS A % OF FUND AVERAGE NET ASSETS)




                                       Aggressive    Emerging                                                      C.A.S.E.
                                         Growth       Growth      Growth      Global     Balanced   Value Equity    Growth
                                        Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio**   Portfolio
                                       ------------ ----------- ----------- ----------- ----------- -------------- ----------
Management Fees  .....................    0.80%       0.80%       0.80%       0.80%       0.80%         0.80%        0.80%
Other Expenses (after reimbursement)      0.18%       0.14%       0.08%       0.19%       0.17%         0.20%        0.20%
Total Fund Annual Expenses   .........    0.98%       0.94%       0.88%       0.99%       0.97%         1.00%        1.00%




                                                       Strategic     Growth &
                                            Bond     Total Return     Income
                                         Portfolio     Portfolio    Portfolio
                                         ----------- -------------- -----------
Management Fees    .....................   0.50%         0.80%        0.75%
Other Expenses (after reimbursement)       0.14%         0.11%        0.25%
Total Fund Annual Expenses  ............   0.64%         0.91%        1.00%



                                                      Tactical
                                           Money        Asset     International
                                           Market    Allocation      Equity      U.S. Equity
                                         Portfolio    Portfolio    Portfolio**   Portfolio**
                                         ----------- ------------ -------------- ------------
Management Fees    .....................   0.40%        0.80%         1.00%         0.80%
Other Expenses (after reimbursement)       0.12%        0.10%         0.30%         0.25%
Total Fund Annual Expenses  ............   0.52%        0.90%         1.30%         1.05%



  * Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund. Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.

 ** Because the Value Equity Portfolio commenced operations on May 1, 1996 the
   "Other Expenses" and "Total Fund Annual Expenses" are annualized. Because the International Equity and U.S. Equity Portfolios commenced operations on January 2, 1997, the percentages set forth as "Other Expenses" and "Total Fund Annual Expenses" are estimates.


     The purpose of the preceding Table is to assist the Policyowner in understanding the various costs and expenses that a Policyowner will bear directly and indirectly. The Table reflects charges and expenses of the Portfolios of the Fund for the fiscal year ended December 31, 1996, except that the "Other Expenses" and "Total Fund Annual Expenses" for the Value Equity Portfolio are annualized and the "Other Expenses" and "Total Fund Annual Expenses" for the International Equity and U.S. Equity Portfolios are estimates. Expenses of the Fund may be higher or lower in the future. Certain states and other governmental entities may impose a premium tax, which the Table does not include. For more information on the charges described in this Table, see Charges And Deductions on page 25 and the Fund Prospectus which accompanies this Prospectus.

     WRL Investment Management, Inc. has undertaken, until at least April 30, 1998, to pay Fund expenses on behalf of the Portfolios to the extent normal operating expenses of a Portfolio exceed a stated percentage of each Portfolio's average daily net assets. In 1996, Western Reserve, the Fund's Investment Adviser prior to January 1, 1997, reimbursed the Value Equity Portfolio in the amount of $13,672, and the C.A.S.E. Growth Portfolio in the amount of $73,269. Without such reimbursement, the total annual Fund expenses during 1996 for the Value Equity Portfolio and the C.A.S.E. Growth Portfolio would have been 1.03% and 1.64%, respectively. See the Fund's Prospectus for a description of the expense limitation applicable to each Portfolio.

                       INVESTMENT EXPERIENCE INFORMATION


      The information provided in this section shows the historical investment experience of the Fund and hypothetical illustrations of the Policy based on the historical investment experience of the Fund. It does not represent or project future investment performance.

      The Policies became available for sale in 1997. The Series Account and the Fund commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of each Portfolio of the Fund for the periods shown. The illustrations of death benefits, Cash Values and Net Surrender Values shown below depict these Policy features for a hypothetical Policy as if it had been purchased on January 1, 1987 by an Insured in the age and risk classes indicated, based on the historical investment experience of the Portfolio indicated since January 1, 1987. The actual rate of return for each Portfolio in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year, resulting in variable monthly deductions from Cash Value that could affect performance.


RATES OF RETURN


      The rates of return shown below are based on the actual investment performance, as described above, after the deduction of investment management fees and direct Fund expenses, of the Portfolios of the Fund. The rates are average annual compounded rates of return for the periods ended on December 31, 1996. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.)


      These rates of return do not reflect the annual charge against the assets of the Series Account of 0.90% for mortality and expense risks. These rates of return also do not reflect the charges deducted from premiums, monthly deductions from Cash Value, or surrender charges. (See Charges and Deductions - Premium Expense Charges, p. 25; Surrender Charge, p. 25; and Cash Value Charges, p. 26.) Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. (See, however, Death Benefit, Cash Value and Net Surrender Value Illustrations, below.) Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

      Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks (S&P 500), a widely used measure of stock market performance. As an unmanaged index, the S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996



Fund Portfolio           Inception*   5 Years    3 Years     1 Year
------------------------ ------------ --------- ---------- ------------
Growth                      17.66%     11.11%     16.75%       17.96%
 Global                     20.82%     N/A        16.37%       27.74%
 Bond                       7.63%      6.77%      4.65%        0.14%
Money Market                 4.98%     4.99%       3.86%        5.03%
Emerging Growth             20.04%     N/A        17.37%       18.88%
Strategic Total Return      13.36%     N/A        12.55%       15.00%
Aggressive Growth           15.50%     N/A         N/A         10.45%
 Balanced                    8.19%     N/A         N/A         10.72%
Growth & Income             10.69%     N/A         N/A         11.64%
 Tactical Asset
  Allocation                17.27%     N/A         N/A         14.42%
C.A.S.E Growth              23.22%     N/A         N/A         17.50%
Value Equity                13.19%     N/A         N/A         N/A
S&P 500                     15.46%     15.22%     19.68%       22.96%


* The Growth, Bond and Money Market Portfolios of the Fund commenced operations on October 2, 1986. The Global Portfolio commenced operations on December
   3, 1992. The Emerging Growth and Strategic Total Return Portfolios commenced operations on March 1, 1993. The Aggressive Growth, Balanced and Growth & Income Portfolios commenced operations on March 1, 1994. The Tactical Asset Allocation Portfolio commenced operations on January 3,
   1995. The C.A.S.E. Growth Portfolio commenced operations on May 1, 1995.
   The Value Equity Portfolio commenced operations on May 1, 1996. The S&P 500 returns are based on an inception date of October 2, 1986.

Because the U.S. Equity and International Equity Portfolios had not yet commenced operations as of December 31, 1996, the above chart does not reflect rates of return for these Portfolios.

      Additional information regarding the investment performance of the Portfolios of the Fund appears in the attached Prospectus for the Portfolios of the Fund.

DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE ILLUSTRATIONS


      In order to demonstrate how the actual investment experience of the Portfolios will affect the Option A death benefits, the Policy Cash Value and the Net Surrender Value, the following hypothetical illustrations are based on the actual investment experience of each Portfolio as if the Policy had been available for sale and issued on January 1, 1987. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year, resulting in variable monthly deductions from Cash Value that could affect performance. These illustrations do not represent what may happen in the future.

      The illustrations show Option A based on the payment of annual premiums of $2,000 at the beginning of each Policy year, and a Specified Amount of $165,000 for a male age 35. The illustrations assume that the Insured is placed in Western Reserve's Ultimate Select, non-tobacco use, underwriting rate class. (See Cash Value Charges - Cost of Insurance, p. 26.) The illustrations also assume that the Policy's entire Cash Value is allocated to the Sub-Account corresponding to the Portfolio shown. These illustrated values would be different if the Policyowner had chosen Death Benefit Option B or C.

      The amounts shown for death benefits, Cash Values and Net Surrender Values take into account all charges and deductions from the Policy, the Series Account and the Fund (see Charges and Deductions - Premium Expense Charges, p. 25, Charges Against the Series Account, p. 27, and Investments of the Series Account - WRL Series Fund, Inc., p. 18).


      For each Portfolio of the Fund, one illustration is based on the guaranteed cost of insurance rates, while the other illustration is based on the current cost of insurance rates. These examples of Policy performance are for the specific age, sex, rate class, premium payment pattern and Policy set forth above. The amount and timing of premium payments would affect individual Policy benefits as would any withdrawals or loans.


      This Prospectus also contains illustrations based on assumed rates of return. See Appendix A, pages 42-44.


      The following example shows how the hypothetical net return of the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GROWTH PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates




                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1988  ..............................   $ 1,753       $ 1,728      $     0       $     0
1989* ..............................     3,851         3,792        1,290         1,231
1990* ..............................     8,090         7,957        5,530         5,397
1991* ..............................     9,356         9,181        6,796         6,620
1992* ..............................    17,476        17,133       14,915        14,572
1993* ..............................    19,276        18,878       16,971        16,573
1994* ..............................    21,289        20,827       19,240        18,778
1995* ..............................    20,672        20,197       18,879        18,404
1996* ..............................    32,641        31,888       31,105        30,351
1997* ..............................    39,657        38,740       38,376        37,459



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Bond Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                                BOND PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1988  ..............................   $ 1,479       $ 1,457      $     0       $     0
1989*    ...........................     3,230         3,176          669           615
1990*    ...........................     5,506         5,405        2,945         2,844
1991*    ...........................     7,492         7,336        4,931         4,775
1992*    ...........................    10,500        10,265        7,940         7,705
1993*    ...........................    12,899        12,593       10,595        10,288
1994*    ...........................    16,010        15,611       13,962        13,562
1995*    ...........................    16,202        15,774       14,410        13,982
1996* ..............................    21,595        20,021       20,059        19,485
1997* ..............................    22,700        22,093       21,420        20,813



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MONEY MARKET PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1988  ..............................   $ 1,654       $ 1,631      $     0       $     0
1989*    ...........................     3,394         3,339          833           778
1990*    ...........................     5,313         5,216        2,752         2,655
1991*    ...........................     7,315         7,163        4,754         4,602
1992*    ...........................     9,238         9,028        6,677         6,467
1993*    ...........................    11,000        10,732        8,695         8,428
1994*    ...........................    12,690        12,361       10,642        10,313
1995*    ...........................    14,546        14,146       12,753        12,354
1996* ..............................    16,713        16,247       15,177        14,711
1997* ..............................    18,883        18,355       17,603        17,075



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Global Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993, if the Global Portfolio had been offered by the Policy as of January 1, 1993. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GLOBAL PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1994  ..............................   $ 2,142        $2,116        $    0      $    0
1995*    ...........................     3,690         3,635         1,130       1,074
1996* ..............................     6,454         6,346         3,894       3,785
1997* ..............................    10,016         9,828         7,455       7,267



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Emerging Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           EMERGING GROWTH PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1995  ..............................     $1,432       $1,410        $    0      $    0
1996* ..............................      4,466        4,398         1,905       1,837
1997* ..............................      7,041        6,922         4,480       4,361



* For each year shown, benefits and values reflect only premiums paid during previous Policy
                                                              years.

     The following example shows how the hypothetical net return of the Strategic Total Return Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.
                       STRATEGIC TOTAL RETURN PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1995  ..............................     $1,550       $1,527        $    0      $    0
1996* ..............................      3,902        3,841         1,341       1,280
1997* ..............................      6,164        6,057         3,604       3,496



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.
                          AGGRESSIVE GROWTH PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1996  ..............................     $2,238       $2,211        $    0      $    0
1997* ..............................      4,131        4,071         1,570       1,510



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Balanced Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              BALANCED PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1996  ..............................     $1,896       $1,871        $    0      $    0
1997* ..............................      3,769        3,711         1,208       1,150



* For each year shown, benefits and values reflect only premiums paid during previous Policy
                                                              years.

     The following example shows how the hypothetical net return of the Growth & Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           GROWTH & INCOME PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1996  ..............................     $1,986       $1,971        $  707      $  692
1997* ..............................      3,859        3,828         2,495       2,464



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Tactical Asset Allocation Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                      TACTICAL ASSET ALLOCATION PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1996  ..............................     $1,912       $1,887        $    0      $    0
1997* ..............................      3,913        3,854         1,352       1,293



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the C.A.S.E. Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1996, if the C.A.S.E. Growth Portfolio had been offered by the Policy as of January 1, 1996. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                           C.A.S.E. GROWTH PORTFOLIO
                   Male, Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of     Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1997  ..............................   $1,826       $1,801          $0           $0


     Because the Value Equity Portfolio commenced operations on May 1, 1996 and the U.S. Equity Portfolio and International Equity Portfolio had not yet commenced operations as of December 31, 1996, there are no hypothetical illustrations for these Portfolios.
OTHER PERFORMANCE DATA

      Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune.

Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.

      Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

      Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

      In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SERIES ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

      Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 34618-5068. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

      PUBLISHED RATINGS OF WESTERN RESERVE. Western Reserve may from time to time publish in advertisements, sales literature and reports to Policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper).

THE SERIES ACCOUNT

      WRL Series Life Account ("Series Account") was established by Western Reserve as a separate account on July 16, 1985. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest the Net Premiums paid under this Policy and other flexible premium variable life insurance policies issued by Western Reserve.

      Although the assets of the Series Account are the property of Western Reserve, the Code of Ohio, under which the Series Account was established, provides that the assets in the Series Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Series Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Series Account's assets exceed its liabilities arising under the Policies supported by it.

      The Series Account is currently divided into fourteen Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account of the Series Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Series Account or arising out of any other business Western Reserve may conduct.

                                POLICY BENEFITS

DEATH BENEFIT

      Policyowners designate in the initial application one of three death benefit options offered under the Policy: Death Benefit Option A ("Option A"), Death Benefit Option B ("Option B") and Death Benefit Option C

("Option C"). As long as the Policy remains In Force, (see Policy Lapse and Reinstatement - Lapse, p. 24), Western Reserve will, upon receiving due proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 32.) Western Reserve guarantees that as long as the Policy remains In Force (see Policy Lapse and Reinstatement - Lapse, p. 24), the death benefit proceeds under any option will never be less than the Specified Amount of the Policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance In Force provided by rider and any unearned loan interest.



      OPTION A. The death benefit is the greater of (i) the Specified Amount of the Policy, or (ii) a specified percentage (the "limitation percentage") times the Cash Value of the Policy on the date of death of the Insured. The limitation percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For an Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the following Limitation Percentage Table. Accordingly, under Option A the death benefit will remain level unless the limitation percentage times the Cash Value exceeds the Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies.


      ILLUSTRATION OF OPTION A. For purposes of this illustration, assume that the Insured's Attained Age is under 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to the Cash Value above $20,000 will increase the death benefit by $2.50.


      Similarly, so long as the Cash Value exceeds $20,000, each dollar taken out of the Cash Value will reduce the death benefit by $2.50. If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy.
                          LIMITATION PERCENTAGE TABLE


   ATTAINED AGE                       PER YEAR
     OF INSURED              LESS     OVER AGE
----------------             ----     --------
under 40   ......   250%
41 - 45 .........   250%     7%       40
46 - 50    ......   215%     6%       45
51 - 55    ......   185%     7%       50
56 - 60    ......   150%     4%       55
61 - 65    ......   130%     2%       60
66 - 70    ......   120%     1%       65
71 - 75    ......   115%     2%       70
76 - 90    ......   105%     0%       75
91 - 95    ......   105%     1%       90

      OPTION B. The death benefit is equal to the greater of (i) the Specified Amount plus the Cash Value of the Policy on the date of death of the Insured or
(ii) the limitation percentage times the Cash Value of the Policy on the date of death of the Insured. The applicable percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Limitation Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies.

      ILLUSTRATION OF OPTION B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $50,000 will generally pay a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50.

      Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.

      OPTION C. The death benefit is equal to the greater of (i) the Option A death benefit; or (ii) the Specified Amount times a "Factor", plus the Cash Value of the Policy on the Insured's date of death. The "Factor" is equal to the lesser of 1.0, and, four one-hundreths (0.04) times the difference of 95 minus the Insured's Attained Age on the date of death.

      Accordingly, under Option C the amount of the death benefit will vary as the Cash Value and the Insured's Attained Age varies.

      THREE ILLUSTRATIONS OF OPTION C.


      First illustration: assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $10,000 will have a death benefit of $60,000 ($50,000 x the minimum of (1.0 and (0.04 x (95-40))) +
$10,000). So long as the Insured is under age 71, this benefit is the same as the Option B benefit.


      Second illustration: assume that the Insured is Attained Age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of (1.0 and (0.04 x (95 - 75))) + $12,000). The death benefit, however, must be at least 105% of Cash Value as shown in the Limitation Percentage Table above.


      Third illustration: assume that the Insured is Attained Age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $9,000 will have a death benefit equal to the Specified Amount of $50,000 since the calculation of $50,000 times the minimum of (1.0 and (0.04 x (95 - 75))) plus $9,000 is less than the Specified Amount.


      CHOOSING DEATH BENEFIT OPTION A, OPTION B OR OPTION C. Assuming the death benefit is not determined by reference to the limitation percentage, Option A will provide a Specified Amount of death benefit which does not vary with changes in Cash Value. Thus, under Option A, as Cash Value increases, Western Reserve's net amount at risk and therefore the pure insurance protection under the Policy will decline. In contrast, Option B involves a constant net amount at risk, assuming that the death benefit is not determined by reference to the limitation percentage. Therefore, assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option A death benefit will be less than under a corresponding Policy with an Option B death benefit. Option C involves a constant net amount at risk at Attained Ages 70 or less, assuming that the death benefit is not determined by reference to the limitation percentage. At Attained Ages greater than 70, the net amount at risk under Option C will decline, assuming that the death benefit is not determined by reference to the limitation percentage.

      Assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option C death benefit will ultimately be less than under a Policy with an Option B death benefit. Because of this, if investment performance is positive, Cash Value under Option A will increase faster than under Option B or Option C, but the total death benefit under Option B and Option C will generally be greater. Thus, Option A could be considered more suitable for Policyowners whose goal is increasing Cash Value based upon positive investment experience while Option B could be considered more suitable for Policyowners whose goal is increasing total death benefit, and Option C could be considered more suitable for Policyowners whose goal is increasing total death benefit prior to Attained Age 70 and increasing Cash Value based upon positive investment experience after Attained Age 70.


      CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit Option in effect may be changed by the Policyowner once each Policy year after the third Policy year, provided that no decrease in Specified Amount is made that year. A change in the Option may be made by sending Western Reserve a written request for change. A change in death benefit Option may have Federal income tax consequences. (See Federal Tax Matters, p. 36.)


      Under Western Reserve's current rules, no change may be made if it would result in a Specified Amount less than the minimum Specified Amount set forth in the Policy. The effective date of any change will be the Monthly Anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

      On the effective date of change to a new Option the Specified Amount will be adjusted so that the Monthly Cost of Insurance on the effective date of change under the new Option will be equal to the Monthly Cost of Insurance that would have been deducted on that date under the prior Option. Upon such change, the Policyowner will be notified by Western Reserve of the new Specified Amount.



      CORRIDOR PERCENTAGE. If, pursuant to requirements of the Internal Revenue Code of 1986, as amended, the death benefit under a Policy is determined by reference to the limitation percentages discussed above, the Policy is described as "in the corridor," and an increase in the Cash Value of the Policy will increase the net amount at risk assumed by Western Reserve and consequently increase the cost of insurance deducted from the Cash Value of the Policy. (See Cash Value Charges - Cost of Insurance, p. 26.)



      INSURANCE PROTECTION. A Policyowner may decrease the pure insurance protection provided by a Policy (i.e., the difference between the death benefit and the Cash Value) in one of several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a cash withdrawal from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:


      (a) A decrease in the Specified Amount will, subject to the limitation percentage (see Policy Benefits - Death Benefit, p. 13), in general decrease the insurance protection and the charges under the

            Policy. A pro rata Decrease Charge will be assessed against Cash Value at the time of decrease during the first fifteen Policy years. (See Charges and Deductions - Pro Rata Decrease Charge, p. 26.)

      (b) If Option A is elected, an increased level of premium payments will reduce the pure insurance protection, until the limitation percentage times the Cash Value exceeds the Specified Amount. Increased premiums should increase the amount of funds available to keep the Policy In Force.

      (c) A cash withdrawal will reduce the death benefit. (See Surrender Privileges - Cash Withdrawals, p. 31.) It has no effect on the amount of pure insurance protection and charges under the Policy, unless the death benefit payable is governed by the limitation percentages. It results in a reduced amount of Cash Value and increases the possibility that the Policy will Lapse.

      (d) A reduced level of premium payments also generally increases the amount of pure insurance protection if Option A is elected, or maintains the same amount of pure insurance protection if Option B or Option C is elected, again depending on the limitation percentage. It results in a reduced amount of Cash Value and increases the possibility that the Policy will Lapse.



      An Owner may increase insurance protection without increasing the Policy's Specified Amount by purchasing a lower cost Primary Insured Rider ("PIR") at any time, or Primary Insured Rider Plus ("PIR Plus") at the time of application for the Policy. PIR or PIR Plus increases the death benefit under a Policy by the face amount of the rider. In addition, PIR or PIR Plus may be canceled separately from the Policy (I.E., it can be canceled without causing the Policy to be canceled or to lapse), and no additional Surrender Charge is assessed in connection with cancellation of these riders (see Optional Insurance Benefits - Primary Insured Rider and Primary Insured Plus Rider, p.
34).



      HOW DEATH BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. These proceeds will be reduced by any policy loan, plus any unearned loan interest, and any due and unpaid charges.

      The death benefit may, however, vary with the Policy's Cash Value. Under Option A, the death benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Specified Amount of the Policy. The death benefit under Option B will always vary with the Cash Value because the death benefit equals either the Specified Amount plus the Cash Value or the limitation percentage times the Cash Value. The death benefit under Option C will vary with the Cash Value and the Insured's Attained Age because the death benefit equals either the Factor times the Specified Amount plus the Cash Value, or the Specified Amount, or the limitation percentage times the Cash Value.


      DECREASE IN SPECIFIED AMOUNT. Subject to certain limitations, a Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the net amount at risk, which may affect a Policyowner's cost of insurance charge. (See Cash Value Charges - Cost of Insurance, p. 26.) A decrease in Specified Amount may also have Federal income tax consequences. (See Federal Tax Matters, p. 36.) The Policyowner may either change the death benefit Option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. A pro rata Decrease Charge will be assessed against Cash Value at the time of decrease during the first fifteen Policy years. (See Charges and Deductions - Pro Rata Decrease Charge, p. 26.)

      No requested decrease in the Specified Amount will be permitted during the first three Policy years. Thereafter, any decrease in the Specified Amount will become effective on the Monthly Anniversary on or following receipt of a written request from the Policyowner by Western Reserve. The Specified Amount remaining In Force after any requested decrease may not be less than the minimum Specified Amount set forth in the Policy. Western Reserve reserves the right to limit any decrease to no more than 20% of the Specified Amount immediately prior to the decrease. If, following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Premiums - Premium Limitations, p. 21), the decrease may be limited to the extent necessary to meet these requirements.


WHEN INSURANCE COVERAGE TAKES EFFECT

      No life insurance coverage shall take effect unless the proposed Insured and all additional Insureds proposed for coverage are alive and in the same condition of health as described in the application when the policy is delivered to the Policyowner and the full Initial Premium is paid. However, if the full Initial Premium is paid as set forth in the conditional receipt attached to the application, and the conditional receipt is delivered to the Policyowner, the terms of the conditional receipt shall apply.

      CONDITIONAL INSURANCE COVERAGE. Each and every person proposed for insurance must be insurable and acceptable to Western Reserve under its underwriting rules for the amount, plan and risk classification applied for on the later of: (a) the date of application, or (b) the date of completion of all medical tests and examinations required by Western Reserve. Any check given for payment must be honored on first presentation. The conditional receipt and all coverages applied for on the application are void if a check or draft received for payment of the Initial Premium is not honored when first presented for payment.

      AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE. If conditional insurance coverage becomes effective under the terms of the conditional receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (a) the amount of life insurance applied for on such person, or (b) $300,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with Western Reserve.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE BEGINS. If the conditions listed above are fulfilled, then the amount of conditional insurance coverage specified above shall take effect on the later of: (a) the date of the application, or (b) the date of the completion of all medical tests and examinations required by Western Reserve. All conditional coverages for each and every person proposed for insurance will be deemed void if the application contains material misrepresentation or is fraudulently completed. Benefits under the conditional receipt coverage will be denied if any person proposed for insurance commits suicide.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE ENDS. Conditional life insurance coverage shall terminate automatically, without notice, on the earliest of the following dates: (a) the date Western Reserve approves the Policy as applied for, or (b) 10 days following any counteroffer by Western Reserve to offer insurance to any person proposed for insurance under a different plan or at an increased premium or on a different rate class or (c) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above, or (d) at the beginning of the 60th day following the date of the conditional receipt.



CASH VALUE


      At the end of any Valuation Period, the Cash Value of the Policy is equal to the sum of the Policy's value in each Sub-Account of the Series Account plus the Fixed Account Value. There is no guaranteed minimum Cash Value.


      NET SURRENDER VALUE. A Policyowner may at any time surrender the Policy and receive the Policy's Net Surrender Value. (See Policy Rights - Surrender Privileges, p. 30.) The Net Surrender Value as of any date is equal to:


      (1) the Cash Value as of such date; minus

      (2) any surrender charge as of such date (as described on p. 25); minus

      (3) any outstanding Policy loan; plus
      (4) any unearned loan interest.

      DETERMINATION OF VALUES IN THE SERIES ACCOUNT. On the Policy Date, the Policy's value in a Sub-Account of the Series Account will equal the portion of any Net Premium allocated to the Sub-Account, reduced by the portion of the first monthly deduction allocated to that Sub-Account. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 22.) Thereafter, on each Valuation Date, the Policy's value in a Sub-Account of the Series Account will equal the number of units in the Sub-Account, multiplied by the unit value of that Sub-Account.

The number of units that a Policy has in each Sub-Account is equal to:

      (1) The initial units purchased on the Policy Date; plus

      (2) Units purchased at the time additional Net Premiums are allocated to the Sub-Account; plus

      (3) Units purchased through transfers from another Sub-Account or the Fixed Account; minus

      (4) Units that are redeemed to pay for monthly deductions as they are due; minus

      (5) Units that are redeemed to pay for any cash withdrawals; minus

      (6) Units that are redeemed as part of any transfer to another Sub-Account or the Fixed Account; minus

      (7) Units that are redeemed to pay any pro rata Decrease Charge incurred as a result of a decrease in the Specified Amount.


      The Policy's total value in the Series Account equals the sum of the Policy's value in each Sub-Account. (For a description of how the values of the Fixed Account are calculated, see The Fixed Account - Fixed Account Value, p. 35.) Because the Cash Value is dependent upon a number of variables, including the investment experience of the chosen Sub-Accounts of the Series Account, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the Policy, a Policy's Cash Value cannot be predetermined.


      UNIT VALUE. The unit value of each Sub-Account was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next. Unit values also will vary between Sub-
Accounts. The unit value of any Sub-Account at the end of a Valuation Period is the result of:

      (1) The total value of the assets held in the Sub- Account, determined by multiplying the number of shares of the designated Portfolio owned by the Sub-Account times the Portfolio's net asset value per share; minus


      (2) A deduction for the charge for mortality and expense risks. This charge is used to compensate Western Reserve for its assumption of certain mortality and expense risks. The daily amount of this charge is equal to the net assets of the Sub-Account times the daily pro rata portion of the annual Mortality and Expense Risk Charge rate. This annual rate is equal to ninety one-hundredths of one percent (0.90%). Western Reserve currently intends to reduce this rate to 0.75% after the first fifteen Policy years, however, such reduction is not guaranteed; minus

      (3) The accrued amount of reserve for any taxes or other economic burden resulting from the application of tax laws that are determined by Western Reserve to be properly attributable to the Sub-Account; and the result divided by

      (4)   The number of outstanding units in the Sub-Account.

      VALUATION DATE AND VALUATION PERIOD. The net asset value per share of shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

                       INVESTMENTS OF THE SERIES ACCOUNT

WRL SERIES FUND, INC.

      The Series Account invests in shares of the Fund, a series mutual fund which is registered with the Securities and Exchange Commission ("Commission") as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Commission.


      Currently, the Portfolios of the Fund corresponding to the Sub-Accounts of the Series Account are: Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Strategic Total Return Portfolio, Bond Portfolio, Growth & Income Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Growth Portfolio, Value Equity Portfolio, U.S. Equity Portfolio and International Equity Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain Sub-Accounts and corresponding Portfolios may not be available to residents of some states.


      The investment objectives and policies of each Portfolio are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of risks, can be found in the Prospectus for the Fund which should be read carefully.

      AGGRESSIVE GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities.

      EMERGING GROWTH PORTFOLIO: This Portfolio seeks capital appreciation by investing primarily in common stocks of small and medium sized companies.


      GROWTH PORTFOLIO: This Portfolio seeks growth of capital by investing primarily in common stocks listed on a national securities exchange or traded on NASDAQ.

      GLOBAL PORTFOLIO: This Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.

      BALANCED PORTFOLIO: This Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.


      STRATEGIC TOTAL RETURN PORTFOLIO: This Portfolio seeks to provide current income, long-term growth of income and capital appreciation by investing primarily in common stocks, income producing securities convertible into common stocks, and fixed-income securities.


      BOND PORTFOLIO: This Portfolio seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

      GROWTH & INCOME PORTFOLIO: This Portfolio's objective is to seek total return by investing in securities that have defensive characteristics. The Portfolio will invest primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.


      MONEY MARKET PORTFOLIO: This Portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.


      TACTICAL ASSET ALLOCATION PORTFOLIO: This Portfolio seeks preservation of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

      C.A.S.E. GROWTH PORTFOLIO: This Portfolio's objective is capital growth through investments in small to medium-sized companies.

      VALUE EQUITY PORTFOLIO: This Portfolio seeks to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

      INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

U.S. EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies.

      WRL Investment Management, Inc. ("WRL Management"), located at 201 Highland Avenue, Largo, FL 33770, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Board of Directors of the Fund.

      Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the Portfolios of the Fund are:

      Janus Capital Corporation ("Janus") serves as sub-adviser to the Growth, Bond and Global Portfolios of the Fund. WRL Management and Janus will divide equally monthly compensation at current annual rates of 0.50% of the aggregate average daily net assets of the Bond Portfolio and 0.80% of the aggregate average daily net assets each of the Growth Portfolio and Global Portfolio.

      AEGON USA Investment Management, Inc. ("AIMI") is sub-adviser to the Balanced Portfolio of the Fund. AIMI is a wholly-owned subsidiary of AEGON and thus is an affiliate of Western Reserve. WRL Management and AIMI will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Balanced Portfolio. AEGON Management's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Balanced Portfolio pursuant to any expense limitation or other reimbursement.

      Van Kampen American Capital Asset Management, Inc. ("Van Kampen American Capital") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen American Capital is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. WRL Management and Van Kampen American Capital will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Emerging Growth Portfolio. Van Kampen American Capital's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Emerging Growth Portfolio pursuant to any expense limitation or other reimbursement.

      Luther King Capital Management Corporation ("Luther King") is sub-adviser to the Strategic Total Return Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr. WRL Management and Luther King will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Strategic Total Return Portfolio.

      Federated Investment Counseling ("Federated") is sub-adviser to the Growth & Income Portfolio of the Fund. Federated is a wholly-owned subsidiary of Federated Investors. WRL Management will receive monthly compensation at the current annual rate of 0.75% of the aggregate average daily net assets of the Growth & Income Portfolio. From this amount, as compensation for its services, Federated will receive payment of fees equal to 0.50% of the first $30 million of average daily net assets, 0.35% of the next $20 million of average daily net assets, and 0.25% of average daily net assets in excess of $50 million of the Growth & Income Portfolio.

      Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger. WRL Management and Fred Alger will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Aggressive Growth Portfolio.

      Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean is wholly-owned by C.H. Dean and Associates, Inc. WRL Management and Dean will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Tactical Asset Allocation Portfolio. Dean's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Tactical Asset Allocation Portfolio pursuant to any expense limitation or other reimbursement.


      J.P. Morgan Investment Management Inc. ("J.P. Morgan") is sub-adviser to the Money Market Portfolio of the Fund. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. WRL Management will receive monthly compensation at the current annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio. From this amount, as compensation for its services, J.P. Morgan will receive 0.15% of the average daily net assets of the Money Market Portfolio.


      C.A.S.E. Management, Inc. ("C.A.S.E.") is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. WRL Management and C.A.S.E. will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the C.A.S.E. Growth Portfolio.

      NWQ Investment Management Company, Inc. ("NWQ Investment") is sub-adviser to the Value Equity Portfolio of the Fund. NWQ Investment is a wholly-owned subsidiary of United Asset Management Corporation. WRL Management and NWQ Investment will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Value Equity Portfolio. NWQ Investment's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Value Equity Portfolio pursuant to any expense limitation or other reimbursement.

      Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a co-sub-adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, Scottish Equitable receives 0.50% of average daily net assets of the Portfolio managed by Scottish Equitable, less 50% of the amount of excess expenses attributable to such assets.

      GE Investment Management Incorporated ("GEIM") also serves as a co-sub-adviser to the International Equity Portfolio and as sub-adviser to the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, GEIM, receives 0.50% of average daily net assets managed by GEIM, less 50% of amount of excess expenses attributable to such assets.

      With respect to the U.S. Equity Portfolio, WRL Management and GEIM will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the U.S. Equity Portfolio. GEIM's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the U.S. Equity Portfolio pursuant to any expense limitation or other reimbursement. Any amount borne by GEIM pursuant to any expense limitation constitutes an agreement between the Investment Adviser and GEIM only for the first twelve months following each Portfolio's commencement of operations. Thereafter, any such arrangements will be as mutually agreed upon by GEIM and the Investment Adviser.

      In addition to the Series Account, shares of the Fund are also sold to the WRL Series Annuity Account, a separate account established by Western Reserve for its variable annuity contracts, and shares of the Growth Portfolio are sold to the PFL Endeavor Variable Annuity Account and PFL Endeavor Platinum Variable Annuity Account, separate accounts of PFL Life Insurance Company, the AUSA Endeavor Variable Annuity Account, a separate account of AUSA Life Insurance Company, Inc., and to the AUSA Series Life Account, a separate account of AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established for variable life insurance policies or variable annuity contracts issued by Western Reserve or its affiliates. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


      Western Reserve reserves the right to transfer assets of the Series Account to another separate account which Western Reserve determines to be associated with the class of contracts to which the Policy belongs. Western Reserve also reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the investments that are held by any Sub-Account or that any Sub-Account may purchase. Any such addition, deletion, or substitution by Western Reserve of shares of another Portfolio of the Fund or of another open-end, registered investment company, will only be taken if the shares of a Portfolio are no longer available for investment, or if in Western Reserve's judgement further investment in any Portfolio should become inappropriate in view of the purposes of the Series Account. Western Reserve will not add, delete or substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Series Account without notice to and prior approval of the Commission, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Nothing contained herein shall prevent the Series Account from purchasing other securities for other Portfolios or classes of policies, or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by Policyowners.


      Western Reserve also reserves the right to establish additional Sub-Accounts of the Series Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Western Reserve. Western Reserve may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

      In the event of any such substitution or change, Western Reserve may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Series Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or sub-accounts.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

      Individuals wishing to purchase a Policy must send a completed application to Western Reserve, P.O. Box 5068, Clearwater, Florida 34618-5068. Under Western Reserve's current rules, the minimum Specified Amount of a Policy at issue for Issue Ages 0-45 is generally $50,000, declining to $25,000 for Issue Ages 46 to 80. Policies will generally be issued only to Insureds who supply evidence of insurability satisfactory to Western Reserve. Western Reserve may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

PREMIUMS

      Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.


      PREMIUM FLEXIBILITY. Unlike conventional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Western Reserve may require the Policyowner to pay an Initial Premium at least equal to a minimum monthly guarantee premium set forth in the Policy before issuing the Policy. (See Charges and Deductions - Premium Expense Charges, p. 25.) Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time in any amount.


      PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Policyowner is not required to pay premiums in accordance with this schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

      The payment of a Planned Periodic Premium will not guarantee that the Policy remains In Force. Instead, the duration of the Policy depends upon the Policy's Net Surrender Value. Thus, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will nonetheless lapse any time Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided there has been no addition of any riders and the total of the premiums received (minus any withdrawals, any outstanding loans, and any pro rata Decrease Charge deducted from the Cash Value) is equal to or exceeds the minimum monthly guarantee premium set forth in the Policy times the number of months since the Policy Date, including the current month. (See Policy Lapse and Reinstatement - Lapse, p. 24.) The minimum monthly guarantee premium is set forth in the Policy unless changed due to a requested change under the Policy by the Policyowner, at which time the Policyowner will be notified of the new minimum monthly guarantee premium.


      PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. Under Western Reserve's current rules, the minimum payment amount is $50. Premium payments less than this minimum amount may be returned to the Policyowner.


      PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated as a premium payment unless clearly marked as loan repayments. Certain charges will be deducted from each premium payment. (See Charges and Deductions - Premium Expense Charges, p. 25.)



      As an accommodation to Policyowners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an Initial Premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("FAX") of a completed application. An Initial Premium accepted via wire transfer with FAX will be allocated in accordance with current procedures explained in the next section entitled, Allocation of Premiums and Cash Value - Allocation of Net Premiums,
p. 22. An Initial Premium made by wire transfer not accompanied by a simultaneous FAX, or accompanied by a FAX of an incomplete application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAX or complete the essential information required to establish the Policy and allocate the Initial Premium at the unit value next determined after receipt of the FAX or information necessary to complete the application. If Western Reserve cannot obtain the FAX or essential information within five business days, Western Reserve will return the Initial Premium to the applicant, unless the applicant consents to allow Western Reserve to retain the Initial Premium until the required FAX or essential information is received.

      In the event the application with original signature is later received and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the FAX, the Initial Premium will be reallocated on the first Valuation Date on or following the Record Date in accordance with the allocation instructions in the application with original signature.

      Policyowners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows:


      Barnett Bank of Pinellas County
      ABA # 063000047
      For credit to: Western Reserve Life
      Account #: 2452641830
      Policyowner's Name:
      Policy Number:
      Attention: General Accounting
      Fax Number: (813) 588-1600


ALLOCATION OF PREMIUMS AND CASH VALUE


      NET PREMIUMS. The Net Premium equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 25.) When an Initial Premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Policy Date.


      ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner will allocate Net Premiums to one or more of the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. Notwithstanding the allocation in the application, the Initial Premium, less charges, will first be allocated, on the first Valuation Date on or following the Policy Date, to the Sub-Account of the Series Account that invests exclusively in shares of the Money Market Portfolio, and will be reallocated in accordance with the Policyowner's directions in the application on the first Valuation Date on or following the Record Date. The Record Date of the Policy will be the date on which the Policy is recorded on Western Reserve's books as an In Force Policy. (See Payment and Allocation of Premiums beginning on page 21, and Policy Benefits - When Conditional Life Insurance Coverage Begins, p. 17.)


      Net premiums paid after the Record Date will be allocated in accordance with the Policyowner's instructions. Western Reserve does not currently require that allocation of Net Premiums to an Account meet a minimum percentage. Western Reserve does reserve the right to limit allocation of Net Premiums to any Account to no less than 10% of each Net Premium payment. No fractional percentages are permitted. The allocation of future Net Premiums may be changed currently without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Upon instructions from the Policyowner, the registered representative/agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes of the allocation of Net Premiums to one per year. Western Reserve also reserves the right to impose a charge of $25 for each change of allocation in excess of one per quarter. INVESTMENT RETURNS FROM THE AMOUNTS ALLOCATED TO SUB-ACCOUNTS OF THE SERIES ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THESE SUB-ACCOUNTS AND THE POLICYOWNER BEARS THE ENTIRE INVESTMENT RISK.



      TRANSFERS. Cash Value may be transferred among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 35.) The amount of Cash Value available for transfer from any Sub-Account, or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office. The net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("Exchange") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits - Cash Value - Valuation Date and Valuation Period, p. 18.) Therefore, any transfer request received after the close of the regular business session of the Exchange, on any day the Exchange is open, will be processed on the next day the Exchange is open for business utilizing the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the Exchange. Cash Value available for transfer from the Fixed Account will be determined in the same manner.


      Policyowners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative/agent of record for the Policy may, upon instructions from the Policyowner for each transfer, make telephone transfers upon request without the necessity for the Policyowner to have previously authorized telephone transfers in writing. If, for any reason, a

Policyowner does not want the ability to make transfers by telephone, the Policyowner should provide written notice to Western Reserve at its Office. All telephone transfers should be made by calling Western Reserve at its toll-free number 1-800-851-9777. Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Policyowners, and/or tape recording of telephone instructions received from Policyowners. Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office.



      Western Reserve reserves the right to charge a $25 fee for each transfer in excess of one per Policy month or twelve per Policy year. The transfer charge will not be increased. (See Optional Cash Value Charges - Cash Value Transfers, p. 27.) All transfers made in any one day will be considered a single transfer and any transfer charges will be deducted in an equal amount from each Sub-Account from which a transfer was made. Transfers resulting from policy loans, the exercise of conversion rights, and the reallocation of Cash Value immediately after the Record Date, will not be treated as a transfer for the purpose of this charge. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account.



      Western Reserve or an affiliate may provide administrative or other support services to independent third parties authorized by Policyowners to conduct transfers on a Policyowner's behalf, or who provide recommendations as to how Sub-Account values should be allocated. This includes, but is not limited to, transferring Sub-Account values among Sub-Accounts in accordance with various investment allocation strategies such third party may employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. However, WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON A POLICYOWNER'S BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge a Policyowner extra for providing these support services.

DOLLAR COST AVERAGING


      The Policyowner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to a Sub-Account. This service is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging a minimum of $5,000 must be in each Account from which transfers will be made and at least $1,000, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount.


      To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to certain other restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals on p. 35.)

      A written election of this service, on a form provided by Western Reserve, must be completed by the Policyowner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market or Bond Sub-Accounts, or the Fixed Account, will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Policyowner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value. There is no charge for Dollar Cost Averaging. However, each transfer which occurs under the Dollar Cost Averaging service will be counted towards the twelve free transfers allowed during each Policy year. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers on p. 22.) Western Reserve may discontinue, modify, or suspend Dollar Cost Averaging at any time, following prior written notice to Policyowners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program, or has elected an asset allocation service provided by a third party.



ASSET REBALANCING PROGRAM

      Western Reserve will offer a program under which the Policyowner may authorize Western Reserve to transfer automatically Cash Value periodically to maintain a particular percentage allocation among the Sub-Accounts. The Cash Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Cash Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Premium allocation schedule. The Asset Rebalancing Program is intended to transfer Cash Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.


      To qualify for Asset Rebalancing, a minimum Cash Value of $5,000 for an existing Policy, or a minimum Initial Premium of $5,000 for a new Policy, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Request Form is available upon request.

      Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only before the Maturity Date, and is not available if the Policyowner has elected Dollar Cost Averaging, or has elected an asset allocation service provided by a third party. There is no charge for the Asset Rebalancing Program. However, each reallocation which occurs under the Asset Rebalancing Program will be counted towards the twelve free transfers allowed during each Policy year. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers on p. 22.)


      The Policyowner may terminate participation at any time in the Asset Rebalancing Program by oral or written request to Western Reserve. Participating in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If the Policyowner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve. The Policyowner may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Policy Year. Cash Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.

      Western Reserve may discontinue, modify, or suspend, the Asset Rebalancing Program at any time, following prior written notice to Policyowners.

POLICY LAPSE AND REINSTATEMENT


      LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will only occur where Net Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment by the Policyowner. If the Net Surrender Value on any Monthly Anniversary is insufficient to cover the monthly deduction on such day, Western Reserve will mail a notice to the last known address of the Policyowner and any assignee of record. A grace period of 61 days after the mailing date of the notice will be allowed for the payment of premiums. The notice will specify the minimum payment and the final date on which such payment must be received by Western Reserve to keep the Policy In Force. (See Charges and Deductions, p. 25.) If Western Reserve does not receive a sufficient payment within the grace period, Lapse of the Policy will result. If a sufficient payment is received during the grace period, any resulting Net Premium will be allocated among the Accounts, and any monthly deductions due will be charged to such Accounts, in accordance with the Policyowner's then current instructions. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 22, and Charges and Deductions
- Cash Value Charges, p. 26.) If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.


      However, until the No Lapse Date as provided in the Policy, the Policy will not lapse and no grace period will begin provided (1) no riders have been added since the Policy Date, including the current month, and (2) the total of the premiums received (minus any withdrawals, any outstanding loans and any pro rata Decrease Charge deducted from the Cash Value) equals or exceeds the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month. Should the Policyowner request the addition of any rider after the Policy Date but prior to the No Lapse Date, the Policyowner will be notified as to the effect on grace period processing prior to the date the rider is effective.

      Essentially, the Policy will not lapse during the No Lapse Period Date, as long as the conditions in (1) and (2) above have been met, and even though Net Surrender Value at any point during the No Lapse Period is insufficient to cover the monthly deduction and a grace period has expired without a payment sufficient to cover the monthly deduction. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges.

      REINSTATEMENT. A lapsed Policy may be reinstated any time within five years after the date of Lapse and before the Maturity Date by submitting the following items to Western Reserve:

      1. A written application for reinstatement from the Policyowner;

      2. Evidence of insurability satisfactory to Western Reserve; and

      3. A premium that, after the deduction of premium expense charges, is large enough to cover:

        (a) one monthly deduction at the time of termination;

        (b) the next two monthly deductions which will become due after the time of reinstatement; and


        (c) an amount sufficient to cover any surrender charge (as described below) as of the date of reinstatement.


      Western Reserve reserves the right to decline a reinstatement request. Any indebtedness on the date of Lapse will not be reinstated. The Cash Value of the Loan Reserve on the date of reinstatement will be zero. The amount of Net Surrender Value on the date of reinstatement will be equal to the Net Premiums paid at reinstatement, less the amounts paid in accordance with (a) and (c) above.

      Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Anniversary on or next following the date Western Reserve approves the application for reinstatement.

                            CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate Western Reserve for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGES

      Prior to allocation of Net Premiums among the Accounts, premiums paid will be reduced by premium expense charges consisting of a sales charge, a charge for premium taxes and a premium collection charge.

      SALES CHARGE. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year will be deducted to compensate Western Reserve for certain distribution expenses incurred in connection with the Policy.

      PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium tax rates vary from state to state from a range of 0.5% to 3.5%. Regardless of the actual rate assessed by a particular state, a deduction of an amount equal to 2.5% of each premium payment will be made to compensate Western Reserve for paying this tax. Because of the retaliatory provisions of state premium tax laws, Western Reserve is required to pay a minimum 2.5% premium tax regardless of a state's actual premium tax rate.

      PREMIUM COLLECTION CHARGE. Each premium payment will be reduced by a $3.00 per premium payment charge that will compensate Western Reserve for costs associated with premium billing and collection. The premium collection charge will not be increased in the future.


SURRENDER CHARGE

      During the first fifteen Policy years, a Surrender Charge will be incurred upon surrender of the Policy. The Surrender Charge consists of the SURRENDER CHARGE PER THOUSAND multiplied by the applicable SURRENDER CHARGE FACTOR.

      (a) SURRENDER CHARGE PER THOUSAND. The Surrender Charge Per Thousand Dollars of initial Specified Amount varies with the Insured's Issue Age, gender and classification. See Appendix C for a table of the charges per thousand dollars of initial Specified Amount.



      (b) SURRENDER CHARGE FACTOR. As stated above, the factor is applied to the charge per thousand dollars of initial Specified Amount due upon any Surrender of a Policy during the first fifteen Policy years. In Policy years 1-5 this factor is 1.00 for Insureds at Issue Ages 0 - 39 and then declines at a rate of 0.10 per year until reaching zero at the end of the fifteenth (15th) Policy year as shown below. For Insureds with Issue Ages older than 39, this factor is less than 1.00 at the end of the first (1st) Policy year and declines to zero at the end of the fifteenth (15th) Policy year. Therefore, application of the factor to the Surrender Charge Per Thousand in the event of any surrender during the second through fifteenth Policy years will result in the same or reduced surrender charges. If a surrender occurs after the fifteenth
(15th) Policy year, there is no Surrender Charge Per Thousand due. See the example below. Factors for the Builder Plus Program are different than those shown below. (See Charges And Deductions - Builder Plus Program, p. 28.)

                           SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39




Surrender Charge Factor
End of Policy Year*         Factor
-------------------------   -------
At Issue  ...............    1.00
1-5 .....................    1.00
6   .....................     .90
7   .....................     .80
8   .....................     .70
9   .....................     .60
10  .....................     .50
11  .....................     .40
12  .....................     .30
13  .....................     .20
14  .....................     .10
15  .....................       0
16+ .....................       0



* THE FACTOR ON ANY DATE OTHER THAN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR FACTORS.


      (c) EXAMPLE: Assume a male tobacco user purchases the Policy at Issue Age
35. The Surrender Charge Per Thousand is $16.48 (see Appendix C). This is multiplied by the Surrender Charge Factor resulting in the following Table of Surrender Charges:




    TABLE OF SURRENDER CHARGES PER $1,000 OF
     SPECIFIED AMOUNT AS OF THE POLICY DATE
              SURRENDER              SURRENDER
               CHARGE                  CHARGE
             PER $1,000              PER $1,000
            OF SPECIFIED            OF SPECIFIED
  END OF      AMOUNT ON    END OF    AMOUNT ON
POLICY         POLICY      POLICY      POLICY
  YEAR*        PAGE 3A      YEAR*     PAGE 3A
----------- -------------- -------- -------------
 At Issue       $16.48         9        $9.89
      1          16.48        10         8.24
      2          16.48        11         6.59
      3          16.48        12         4.94
      4          16.48        13         3.30
      5          16.48        14         1.65
      6          14.83        15         0.00
      7          13.18       16+         0.00
      8          11.54



* THE SURRENDER CHARGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR CHARGES.



PRO RATA DECREASE CHARGE

      If, during the first 15 Policy years, the Specified Amount is decreased, a pro rata Decrease Charge will be deducted from the Cash Value. The pro rata Decrease Charge is equal to:

      (1) the amount of the Specified Amount decrease; multiplied by

      (2) the Surrender Charge Per Thousand of Specified Amount as of the date of the decrease applicable to the Specified Amount as of the Policy Date. See Appendix C for a table of Surrender Charges.

      This pro rata Decrease Charge will not be deducted from the Cash Value when a Specified Amount decrease results from (a) a change in the death benefit Option, or (b) a withdrawal when the death benefit is Option A, as described in the Cash Withdrawals section below. If a pro rata Decrease Charge is deducted due to a decrease in Specified Amount, any future Surrender Charges incurred during the first fifteen Policy years will be reduced proportionately.

CASH VALUE CHARGES

      Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate Western Reserve for certain administrative costs, the cost of insurance and optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary and will be allocated among the Accounts on the same basis as Net Premiums are allocated. If the value of any Account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all Accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

      COST OF INSURANCE. Western Reserve will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by
1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month.

      Cost of insurance rates will be based on the sex, Attained Age and rate class of the Insured, and the length of time a Policy has been In Force. The actual monthly cost of insurance rates will be based on Western Reserve's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the Insured's sex, Attained Age and rate class. For standard rate classes, these rates will not exceed rates contained in the 1980 C.S.O. Tables. Western Reserve also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (e.g., one year). Any change in the cost of insurance rates will apply to all Insureds of the same age, sex, and rate class whose Policies have been In Force for the same length of time.

      The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. The State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. The State of Massachusetts formerly had a similar prohibition and has introduced legislation which would reinstate such prohibition. Therefore, Policies offered by this Prospectus to insure residents of the states of Montana and Massachusetts will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


      The rate class of an Insured will affect the cost of insurance rate. Western Reserve currently places Insureds into the following four standard rate classes: Ultimate Select, non-tobacco use, Select, non-tobacco use, Ultimate Standard, tobacco use, and Standard, tobacco use; as well as various other sub-standard rate classes involving a higher mortality risk. In an otherwise identical Policy, the cost of insurance rate is generally higher for tobacco use than for non-tobacco use and, within these two categories, higher for Insureds not in the Ultimate category than for Insureds in the Ultimate category.

      Western Reserve may also issue certain Policies on a "simplified" or expedited basis to certain categories of individuals (for example, Policies issued at a predetermined Specified Amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the guaranteed rates for Select, non-tobacco use, or Standard, tobacco use, categories (as appropriate); however, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical Policies that are underwritten using standard underwriting criteria.


      MONTHLY POLICY CHARGE. Western Reserve has primary responsibility for the administration of the Policy and the Series Account. Annual administrative expenses include recordkeeping, processing death benefit claims, Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Series Account, Western Reserve assesses a monthly administration charge from each Policy. This charge is currently $5.00 per Policy Month and is guaranteed never to exceed $7.50 per Policy Month.

OPTIONAL CASH VALUE CHARGES

      The following optional Cash Value charges will be deducted from the Policy as the result of changes or elections made to the Policy and initiated by the Policyowner.

      OPTIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider.

      CHANGE IN NET PREMIUM ALLOCATION. Western Reserve does not currently levy or charge when changes are made to allocation of Net Premium. However, Western Reserve reserves the right to impose a $25 charge for each change of Net Premium allocation in excess of one change per Policy year quarter. If Western Reserve decides to impose this charge, Policyowners will be notified in writing in advance.

      CASH VALUE TRANSFERS. Western Reserve reserves the right to charge a $25 fee for each transfer in excess of one per month or twelve transfers per Policy year. If charged, this fee will be imposed and deducted from each amount transferred to compensate Western Reserve for the costs in effectuating the transfer. The transfer charge will not be increased in the future.

      CASH WITHDRAWALS. A processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from amounts withdrawn from the Policy and the balance will then be paid to the Policyowner. This fee will not be increased.

CHARGES AGAINST THE SERIES ACCOUNT

      Certain expenses will be deducted as a percentage of the value of the net assets of the Series Account to compensate Western Reserve for certain risks assumed in connection with the Policy.

      MORTALITY AND EXPENSE RISK CHARGE. Western Reserve will deduct a daily charge from the Series Account at an annual rate of 0.90% of the average daily net assets of the Series Account. Western Reserve currently intends to reduce this charge to 0.75% after the first fifteen Policy years. However, such reduction is not guaranteed, and Western Reserve reserves the right to maintain this charge at the 0.90% level after the first fifteen Policy years. Under Western Reserve's current procedures, these amounts are paid to the General Account monthly.

      The mortality risk assumed by Western Reserve is that Insureds may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies. Western Reserve also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Western Reserve to incur greater costs than anticipated when designing the Policies.


      TAXES. Currently no charge is made to the Series Account for Federal income taxes that may be attributable to the Series Account. Western Reserve may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Series Account may also be made. (See Federal Tax Matters, p. 36.)


EXPENSES OF THE FUND

      Because the Series Account purchases shares of the Portfolios of the Fund, the net assets of the Series Account will reflect the investment management fee and other expenses incurred by the Portfolios of the Fund. (See p. 7 for a table of the Fund Annual Expenses.) (See pp. 19-20 for a discussion of the investment management fees of each Portfolio.)

      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940

Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with ISI, principal underwriter for the Fund.


      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in writing in advance.


GROUP OR SPONSORED POLICIES

      A different form of the Policy may be purchased under group or sponsored arrangements ("Group/ Sponsored Policies"). Under Group/Sponsored Policies, a trustee, employer or similar entity purchases individual policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

      For Group/Sponsored Policies the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount described in "Charges and Deductions" may be reduced. Western Reserve will issue Group/Sponsored Policies in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for Group/Sponsored Policies, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost for Group/ Sponsored Policies take into account such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Group/Sponsored Policies are purchased and certain characteristics of its members. The Group/Sponsored Policy's amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements. Group/Sponsored Policies may not be available in certain states.

      Western Reserve may modify from time to time on a uniform basis the criteria for qualification for Group/ Sponsored Policies. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Group/Sponsored Policies, or which have been in existence for less than six months, qualify for such Policies. Group/Sponsored Policies will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners of other forms of Policies funded by the Series Account.

      In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Western Reserve recommends that any employer proposing to offer the Group/Sponsored Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so. (See Federal Tax Matters - Employment-Related Benefit Plans, p. 38.)

EMPLOYEE ASSOCIATE POLICIES

      Certain employees, field associates, directors and their relatives may purchase a different form of the Policy ("Employee Policy") under which Western Reserve, in addition to waiving or reducing the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount, may waive or reduce the Monthly Policy Charge and the Surrender Charge. The Employee Policy is available to: (a) current and retired directors, officers, full-time employees and agents of Western Reserve and its affiliates; (b) current and retired directors, officers, full-time employees and registered representatives of ISI and any broker-dealer which has a sales agreement with ISI; (c) any Trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities; (d) current and retired directors, officers and full-time employees of WRL Series Fund, Inc. and any IDEX mutual fund, and any investment adviser or investment sub-adviser thereto; and (e) any member of a family of any of the foregoing (e.g., spouse, child, sibling, parent-in-law). Western Reserve reserves the right to modify or terminate this arrangement at any time. The Employee Policy may not be available in certain states.



BUILDER PLUS PROGRAMSM



      Western Reserve also offers a different form of the Policy to Policyowners who make an Initial Premium payment of at least $10,000 or more, and which is at least 90% of the maximum allowable single premium ("Builder Plus Program Policies"). Under a Builder Plus Program Policy, the underwriting process is both expedited and shortened in length by reducing the number and extent of the items required to determine the risk assumed by Western Reserve. The Builder Plus Program Policy entails fewer administrative costs for Western Reserve and also reduces distribution costs by relieving sales representatives from some of the burden of assisting in the underwriting.

      A Builder Plus Program Policy sold under this simplified underwriting arrangement differs from a standard Policy in six principal respects: (1) a minimum Initial Premium payment which is at least $10,000 and which is at least 90% of the maximum allowable premium, (2) no premium expense charges are assessed, (3) the underwriting process is shorter and simpler, (4) the cost of insurance charges may be different for certain policyowners, (5) premium payment provisions may be more restricted than for Policies issued on a standard basis, and (6) most policies will be "modified endowment contracts" for Federal income tax purposes. (See Tax Treatment of Policy Benefits - Modified Endowment Contracts, p. 37.)

      Due to the lower administrative and distribution expenses associated with the Builder Plus Program Policies, no premium expense charges (i.e., sales charge, premium tax charge and premium collection charge) are made. (See Charges and Deductions - Premium Expense Charges, p. 25.) Depending on age of issue and Specified Amount, certain medical underwriting requirements will be waived.


      Additionally, the length of time the Surrender Charge Factor applies is reduced, as follows:


                           SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39



Surrender Charge Factor
End of Policy Year*         Factor
-------------------------   -------
At Issue  ...............    1.00
1-5 .....................    1.00
6   .....................     .80
7   .....................     .60
8   .....................     .40
9   .....................       0
10+ .....................       0


* THE SURRENDER CHARGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR SURRENDER CHARGES.



For Insureds Issue Ages older than 39, this factor is less than 1.00 at the end of the first (1st) Policy year and declines to zero at the end of the ninth
(9th) Policy year. Therefore, application of the factor to the Surrender Charge Per Thousand in the event of any surrender during the second through ninth Policy years will result in the same or reduced surrender charges. If a surrender occurs after the ninth (9th) Policy year, there is no Surrender Charge Per Thousand due.


For a full explanation of the Surrender Charge, see Charges and Deductions - Surrender Charge, p. 25.

      Although for non sub-standard rate classes the guaranteed cost of insurance rates for policies will not be greater than those for standard Policies, current rates for policies during the first ten policy years may be higher for certain policyowners (i.e., those who are assigned to Ultimate Select, non-tobacco use, or Ultimate Standard, tobacco use, rate classes) than would be the case for standard Policies. (See Cash Value Charges - Cost of Insurance, p. 26.)


      Under Western Reserve's current rules, the minimum possible Specified Amount for a Builder Plus Program Policy at issue is the amount of insurance that the $10,000 Initial Premium payment will purchase based on the Insured's age, sex, and rate class and certain Federal tax law guidelines. Likewise, for any larger Initial Premium payment there will be a correspondingly larger minimum Specified Amount at issue.

      The maximum Specified Amount for a Builder Plus Program Policy is a function of the size of the Initial Premium payment and is approximately 111% of the lowest possible minimum Specified Amount available for the same amount of Initial Premium payment.


      Depending on the Specified Amount selected by the policyowner, a large Initial Premium payment, such as that required for a Builder Plus Program Policy, will generally limit the ability to make additional premium payments. This limit exists because the total of all premiums paid under a Builder Plus Program Policy may not exceed the maximum premium limitation imposed by Federal tax laws. (See Premiums - Premium Limitations, p. 21.) Of course, under a policy, there are no Planned Periodic Premiums.


      Most Builder Plus Program Policies will be modified endowment contracts. Distributions from modified endowment contracts are generally treated as ordinary income subject to tax up to the amount equal to the excess of the Cash Value before the distribution over the investment in the policy. In addition, the portion of any such distribution that is included in income is subject to a 10% penalty tax, except where the distribution is made on or after the policyowner attains age 591/2, is attributable to the policyowner becoming disabled or is part of a series of substantially equal periodic payments for the life (or the life expectancy) of the policyowner. Such distributions include surrenders, cash withdrawals and policy loans. (See Tax Treatment of Policy Benefits - Distributions From Policies Classified as Modified Endowment Contracts, p. 37.)


                                 POLICY RIGHTS


LOAN PRIVILEGES


      POLICY LOAN. After the first Policy year and so long as the Policy remains In Force, the Policyowner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve reserves the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Internal Revenue Code of 1986, as amended. The maximum amount that may be borrowed is 90% of the Cash Value, less any surrender charge and any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the Maturity Date of the Policy and while the Policy is In Force. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters, p. 36.)

      An amount equal to the loan plus interest in advance until the next Policy Anniversary will be withdrawn from the Account or Accounts specified and transferred to the Loan Reserve until the loan is repaid. The Loan Reserve is a portion of the Fixed Account used as collateral for any Policy loan. The Sub-Accounts of the Series Account may be specified. If no Account is specified, the loan amount will be withdrawn from each Account in the same manner as the current allocation instructions.



      The amount of the loan will normally be paid within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. (See General Provisions - Postponement of Payments, p. 32.) Under Western Reserve's current procedures, at each Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Reserve (including interest credited to the Loan Reserve during the previous Policy year). Western Reserve will also make this comparison any time the Policyowner repays all or part of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Reserve, Western Reserve will withdraw the difference from the Accounts and transfer it to the Loan Reserve in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Reserve and transfer it to the Accounts in accordance with the Policyowner's current allocation instructions. Western Reserve reserves the right to require the transfer of such amounts to the Fixed Account, if such loans were originally transferred from the Fixed Account. (See The Fixed Account, p. 35.) No charge will be imposed for these transfers.


      INTEREST RATE CHARGED. The interest rate charged on Policy loans is 5.2% payable annually in advance (equivalent to an effective annual rate of 5.5%). If unpaid when due, interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate.



      LOAN RESERVE INTEREST RATE CREDITED. The amount transferred to the Loan Reserve will accrue interest at a minimum effective annual rate not less than 4%. Western Reserve may credit a higher rate, but it is not obligated to do so. Currently, Western Reserve is crediting an effective annual interest rate of 4.75% on all amounts borrowed during the first ten Policy years. On amounts borrowed, after the tenth Policy year, that are part of the Cash Value in excess of the cost basis (premiums less withdrawals) of the Policy the interest rate credited is currently equal to the interest rate being charged on the total loan while the remaining portion, if any, of the loan is credited the current rate of 4.75%.
      EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the death benefit and Net Surrender Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment.


      As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Reserve. This amount will not be affected by the Series Account's investment performance. Amounts transferred from the Series Account to the Loan Reserve will affect the Series Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Series Account. (See The Fixed Account - Minimum Guaranteed and Current Interest Rates, p. 35.)

      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 37.)

      INDEBTEDNESS. Indebtedness equals the total of all Policy loans less any unearned loan interest on the loans. If indebtedness exceeds the Cash Value less the then applicable surrender charge, Western Reserve will notify the Policyowner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 61 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated. (See Policy Lapse and Reinstatement, p. 24.)

      REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Maturity Date of the Policy and while the Policy is In Force. Payments made by the Policyowner while there is indebtedness will be treated as premium payments unless the Policyowner indicates that the payment should be treated as a loan repayment. (See Policy Rights - Benefits at Maturity, p. 31.) If not repaid, Western Reserve may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the Loan Reserve securing the indebtedness repaid will be transferred from the Loan Reserve to the Accounts in the same manner as Net Premiums are allocated. However, Western Reserve reserves the right to require the transfer to the Fixed Account. Western Reserve will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.


SURRENDER PRIVILEGES

      At any time before the earlier of the death of the Insured or the Maturity Date, the Policyowner may totally surrender or, after the first Policy year, make a cash withdrawal from the Policy by sending a written request to Western Reserve. The amount available for surrender is the Net Surrender Value at the end of the Valuation Period during which the surrender request is received at Western Reserve's Office. The Net Surrender Value is equal to the Cash Value as of the date of Surrender, less any surrender charge, and less any outstanding Policy loan, plus any unearned loan interest. A Surrender Charge may apply. (See Charges and Deductions - Surrender Charge, p. 25.) Surrenders from the Series Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See General Provisions
- Postponement of Payments, p. 32.) Additional restrictions may be applied to surrenders from the Fixed Account. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 35.) For the protection of Policyowners, all requests for cash withdrawals or total surrenders of more than $100,000, or where the withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the Commission. If the Policyowner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at (800) 851-9777. A cash withdrawal or total surrender may have Federal income tax consequences. (See Federal Tax Matters, p. 36.)


      TOTAL SURRENDERS. When the Policy is totally surrendered, the Policy itself must be returned to Western Reserve along with the request. A Policyowner may elect to have the amount paid in a lump sum or under a settlement option. (See Payment of Policy Benefits - Settlement Options, p. 32.)

      CASH WITHDRAWALS. For a cash withdrawal, the amount available may be limited to no less than $500 and to no more than 10% of the Net Surrender Value. The amount paid plus a processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Accounts in the same manner as the current allocation instructions unless the Policyowner directs otherwise. Cash withdrawals are allowed only once each Policy year.

      Cash withdrawals will affect both the Policy's Cash Value and the death benefit payable under the Policy. The Policy's Cash Value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a Policy will generally be reduced by at least the amount of the cash withdrawal.


      In addition, when death benefit Option A is in effect, the Specified Amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a Specified Amount lower than the minimum Specified Amount set forth in the Policy or would deny the Policy status as life insurance under the Internal Revenue Code and applicable regulations. (See Cash Value Charges - Cost of Insurance, p. 26; Death Benefit - Insurance Protection, p. 15; and Federal Tax Matters - Tax Treatment of Policy Benefits,
p. 37.)


EXAMINATION OF POLICY PRIVILEGE ("FREE-LOOK")

      The Policyowner may cancel the Policy within 10 days after the Policyowner receives it. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In such states, Western Reserve will comply with the specific requirements of those states. The Policyowner should mail or deliver the Policy to either Western Reserve or the agent who sold it. If the Policy is cancelled in a timely fashion, a refund will be made to the Policyowner. The refund will equal the sum of: (i) the difference between the premiums paid and the amounts allocated to any Accounts under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Accounts; and (iii) the value of amounts allocated to the Accounts on the date Western Reserve or its agent receives the returned Policy. If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the Policy.


CONVERSION RIGHTS

      At any time upon written request within 24 months of the Policy Date, the Policyowner may elect to transfer all Sub-Account values to the Fixed Account. No transfer charge will be assessed.


BENEFITS AT MATURITY


      If the Insured is living and the Policy is In Force, Western Reserve will pay the Net Surrender Value of the Policy on the Maturity Date. (See Cash Value
- Net Surrender Value, p. 17.) The Policy will mature on the Anniversary nearest the Insured's 95th birthday, if the Insured is living and the Policy is In Force. Western Reserve is willing to extend the Maturity Date provided the Policy is still In Force on the Maturity Date and there are no unfavorable tax consequences. A tax advisor should thus be consulted about the tax consequences associated with any Maturity Date extension. Extension of the Maturity Date will be made upon mutual agreement between Western Reserve and the Policyowner, provided the Policyowner submits a written request to Western Reserve between 90 and 180 days prior to the Maturity Date, and provided the Policy may be extended with no unfavorable tax consequences to the Policyowner.


PAYMENT OF POLICY BENEFITS

      Death benefits under the Policy will ordinarily be paid within seven days after Western Reserve receives due proof of death, and verifies the validity of the claim. Other benefits will ordinarily be paid within seven days of receipt of proper written request (including an election as to tax withholding). Payments may be postponed in certain circumstances. (See General Provisions - Postponement of Payments, below and The Fixed Account - Allocations, Transfers and Withdrawals, p. 35.) The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, Western Reserve will pay the benefits in a lump sum.


      When death benefits are payable in a lump sum, the Beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent Beneficiaries.

      SETTLEMENT OPTIONS. Policyowners and Beneficiaries, subject to a prior election of the Policyowner, may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Series Account or the Fixed Account. Western Reserve may make other settlement options available on the Fixed Account in the future. The effective date of a settlement provision will be either the date of surrender or the date of death of the Insured. For additional information concerning these options, see the Policy itself.

      OPTION A - PAYMENTS FOR A FIXED PERIOD. The proceeds plus interest will be paid in equal monthly installments for the period chosen until the fund has been paid in full. The period chosen may not exceed 30 years.

      OPTION B - LIFE INCOME. The proceeds will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Such installments will be payable:
(a) during the lifetime of the payee or (b) during a fixed period certain and for the remaining lifetime of the payee or (c) until the sum of installments paid equals the proceeds applied and for the remaining life of the payee. Guaranteed payment periods may be elected for 5 and 10 years, or the period in which the total payments will equal the amount retained.

      OPTION C - JOINT AND SURVIVOR LIFE INCOME. The proceeds will be paid during the joint lifetime of two persons and (a) continue upon the death of the first payee for the remaining lifetime of the survivor or (b) be reduced by one-third upon the death of the first payee and continue for the remaining lifetime of the survivor.

                              GENERAL PROVISIONS

POSTPONEMENT OF PAYMENTS

      GENERAL. Payment of any amount from the Series Account upon complete surrender, cash withdrawal, Policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Series Account's net assets. Transfers may also be postponed under these circumstances. For restrictions applicable to payments from the Fixed Account, see The Fixed Account - Allocations, Transfers and Withdrawals, p. 35.

      PAYMENT BY CHECK. Payments under the Policy of any amounts derived from premiums paid by check or bank draft may be delayed until such time as the check or bank draft has cleared the Policyowner's bank.

THE CONTRACT

      The Policy and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. No Policy provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provisions of the Policy.

SUICIDE

      If the Insured, while sane or insane, commits suicide within two years after the Policy Date, Western Reserve will pay only the premiums received, less any cash withdrawals and outstanding indebtedness. In the event of Lapse of the Policy, the suicide period will be measured from the effective date of reinstatement. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in insurance or any reinstatement, Western Reserve's total liability with respect to such increase or reinstatement will be the cost of insurance charges deducted for such increase or reinstatement.

INCONTESTABILITY

      Western Reserve cannot contest the Policy as to the initial Specified Amount after it has been In Force during the lifetime of the Insured for two years from the Policy Date. If the Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

CHANGE OF OWNER OR BENEFICIARY

      The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the benefits payable at the Insured's death will be paid to the Policyowner or the Policyowner's estate. As long as the Policy is In Force, the Policyowner or Beneficiary may be changed by written request from the Policyowner in a form acceptable to Western Reserve. The Policy need not be returned unless requested by Western Reserve. The change will take effect as of the date the request is signed, regardless of whether the Insured is living when the request is received by Western Reserve. Western Reserve will not, however, be liable for any payment made or action taken before receipt of the request.

ASSIGNMENT

      The Policy may be assigned by the Policyowner. Western Reserve will not be bound by the assignment until a written copy has been received at its Office and will not be liable with respect to any payment made prior to receipt. Western Reserve assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

MISSTATEMENT OF AGE OR SEX

      If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

REPORTS AND RECORDS

      Western Reserve will maintain all records relating to the Series Account and the Fixed Account. Western Reserve will mail to each Policyowner, at the last known address of record, reports required by applicable laws and or regulations.

      Western Reserve will send Policyowners written confirmation within seven days of the following transactions: unplanned and certain planned premium payments, Cash Value transfers, change in death benefit option or Specified Amount, total surrender or cash withdrawals, and Policy loans or repayments. Western Reserve will also send each Policyowner an annual statement at the end of the Policy year showing for the year, among other things, the month and amount of each: premium payment made, monthly deduction, transfer, cash withdrawal and Policy loan or repayment. The annual statement will also show Policy year-end Net Surrender Value, death benefit and Policy loan value, as well as other Policy activity during the year.

OPTIONAL INSURANCE BENEFITS

      Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See Charges and Deductions - Optional Cash Value Charges, p. 27.) For purposes of the riders, the person insured under the Policy is referred to as the Primary Insured, and the term "Face Amount" refers to the level term insurance amount payable at death.

      CHILDREN'S INSURANCE RIDER: Provides a Face Amount on each of the Primary Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the Insured upon receipt of proof that the death of an insured child occurred while the rider and coverage on such child was In Force. Upon the Primary Insured's death, while the rider is in force, the rider will terminate 31 days after such death and a separate life insurance policy will be offered to each insured child for an amount equal to the level death benefit amount of the rider at a premium based upon the attained age of each insured child.


      ACCIDENTAL DEATH BENEFIT RIDER: Provides a Face Amount if the Primary Insured's death results from accidental bodily injury, as defined in the rider. Certain risks, as defined in the rider, are not covered. Under the terms of the rider, the additional benefits provided in the rider will be paid upon receipt of proof by Western Reserve that death resulted from bodily injuries effected directly and independently of all other causes through external, violent and accidental means; occurred within 90 days from the date of accident causing such injuries; and occurred while the rider was In Force. The rider will terminate on the earliest of the Policy Anniversary nearest the Primary Insured's 70th birthday, the date the Policy terminates, or the Monthiversary on which the rider is terminated on request by the Policyowner.


      OTHER INSURED RIDER: Provides that Western Reserve will pay the Face Amount of the rider to the Primary Insured upon receipt of due proof of the other Insured's death. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new Policy on the other Insured's life upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the other Insured's 70th birthday; (b) the new policy is any permanent plan of insurance then offered by Western Reserve; (c) the amount of insurance upon conversion will equal the Face Amount then In Force under the rider; and (d) the payment of the premium will be based on the other Insured's rate class under the rider.



      DISABILITY WAIVER RIDER: Provides a waiver of the monthly deductions for the Policy while the Insured is disabled. Under the terms of the rider, the monthly deductions will be waived upon receipt of proof adequate to Western Reserve that: the Insured is totally disabled, as defined in the rider; the disability commenced while the rider was In Force; the disability began before the Anniversary nearest the Insured's 60th birthday; and total disability has existed continuously for at least six months. No monthly deduction will be waived which falls due more than one year prior to receipt by Western Reserve of written notice of a claim. Certain risks, as defined in the rider, are not covered.


      DISABILITY WAIVER AND MONTHLY INCOME RIDER: Provides the identical benefit as the Disability Waiver Rider and, in addition, a monthly income benefit up to a maximum 120 monthly payments.

      PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS"): Provides term insurance coverage for the insured on a basis different from the coverage provided under the Policy. The PIR may be purchased at any time, either at the time of application for the Policy, or after the Record Date. The PIR Plus may only be purchased at the time of application.


      PIR or PIR Plus increases the death benefit provided under the Policy by the Face Amount of the rider. The PIR terminates at age 90; the PIR Plus terminates at age 85. No additional Surrender Charge is assessed in connection with PIR or PIR Plus coverage. Generally, coverage provided by PIR or PIR Plus has a lower cost than that provided under the Policy, but has no Cash Value associated with it. Owners may reduce or cancel coverage under a PIR or PIR Plus rider separately from reducing the Specified Amount of a Policy. Likewise, the Specified Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under PIR or PIR Plus.

      Because no Surrender Charge is assessed in connection with a reduction of coverage under PIR or PIR Plus, such a reduction may be less expensive than a decrease in Specified Amount under the Policy if the increment of Specified Amount that is reduced is subject to a Surrender Charge. On the other hand, continuing coverage on an increment of Specified Amount under the Policy may have a cost of insurance that is higher than the cost of the same amount of coverage under PIR or PIR Plus.

      There may be circumstances in which it will be to your advantage to obtain a portion of your insurance coverage under PIR or PIR Plus. These circumstances depend on many factors, including the premium levels, amounts and duration of coverage needed, as well as the age, sex and risk classification of the Insured. Your registered representative can provide you with further information explaining how PIR and PIR Plus coverage can affect your Policy values under different assumptions. Western Reserve reserves the right to discontinue the availability of these riders for new Policies at any time, and also reserves the right to modify the terms of these riders for new Policies, subject to approval by the state insurance departments.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

      In states where this rider has been approved by that state's department of insurance (as of the date of this Prospectus, Michigan, New Jersey, Pennsylvania and Vermont have not approved this rider), upon receipt of proof satisfactory to Western Reserve that the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's Statement (a "Terminal Condition"), Western Reserve will pay to the Policyowner a "Single Sum Benefit", equal to:

      (a) the Death Benefit in effect on the date the Single Sum Benefit is paid; multiplied by
      (b) the Election Percentage; divided by
      (c) 1 + i, where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under Internal Revenue Code section 846(c)(2), as it may be amended from time to time; and (B) equals the Policy Loan Interest Rate; minus
      (d) indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.


      "Death Benefit" under the Rider means the amount payable at death of the Insured under the Policy, plus the benefit payable under any In Force Primary Insured Rider. (See Optional Insurance Benefits - Primary Insured Rider and Primary Insured Rider Plus, p. 33.) "Election Percentage" means a percentage, selected by the Policyowner, not to exceed 100% of the Policy's Death Benefit, as defined under the rider; however, in no event will the Election Percentage result in a Single Sum Benefit greater than $500,000. A "Physician" may be a Doctor of Medicine or a Doctor of Osteopathy, licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license, and must be someone other than the Insured, the Policyowner, a person who lives with the Insured or Policyowner, or a person who is part of the Insured's or Policyowner's "Immediate Family" (spouse, child, brother, sister, parent, grandparent or grandchild of the Insured). The "Physician's Statement" must be a written statement signed by a Physician which provides the Physician's diagnosis of the Insured's non-correctable medical condition. It must state with reasonable medical certainty that the non-correctable medical condition will result in the death of the Insured within 12 months of the Physician's Statement, taking into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.


      The rider will not pay benefits for a Terminal Condition resulting from self-inflicted bodily injuries occurring within the same period specified in the Policy's suicide provision. The rider terminates at the earliest of (a) the date the Policy terminates, (b) the effective date of a settlement option elected under the Policy, (c) the date the Single Sum Benefit is paid, or (d) the date the Policyowner elects to terminate the rider.


      Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured under the Policy. However, a Policyowner should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting a Single Sum Benefit payment under this rider.


      There is no additional charge for this rider. This rider may not be available in all states or, if available, the terms of the rider may vary, in accordance with the requirements of each state's insurance laws.


                               THE FIXED ACCOUNT

      A Policyowner may allocate Net Premiums and transfer Cash Value to the Fixed Account, which is part of Western Reserve's General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the General Account nor any interests therein are generally subject to the provisions of these acts and Western Reserve has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The portion of the Cash Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's General Account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Western Reserve's general liabilities from business operations.

FIXED ACCOUNT VALUE

      At the end of any Valuation Period, the Fixed Account Value is equal to:

      1. The sum of all Net Premium payments allocated to the Fixed Account;
         plus
      2. Any amounts transferred from a Sub-Account to the Fixed Account; plus
      3. Total interest credited to the Fixed Account; minus
      4. Any amounts charged to pay for monthly deductions as they are due;
         minus
      5. Any cash withdrawals or surrenders from the Fixed Account; minus
      6. Any amounts transferred to a Sub-Account from the Fixed Account; minus
      7. Any amounts withdrawn from the Fixed Account to pay the pro rata Decrease Charge incurred as a result of a decrease in the Specified Amount.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Fixed Account Value, including the Loan Reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited different current interest rates.

      Western Reserve further guarantees that when a higher current interest rate is declared on an allocation to the Fixed Account, that interest rate will be guaranteed on such allocation for at least a one year period (the "Guarantee Period"), unless the Cash Value associated with an allocation has been transferred to the Loan Reserve. Western Reserve reserves the right to apply a different current interest rate to that part of the Cash Value equal to the Loan Reserve. At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Policy's Cash Value in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

      Allocations from the Fixed Account Value to provide: a) cash withdrawal amounts, b) transfers to the Series Account, or c) monthly deduction charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

      Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the Guarantee Period to less than one year.


ALLOCATIONS, TRANSFERS AND WITHDRAWALS

      Net premium payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Office, except Net Premium received prior to the Policy Date will take place on the Policy Date (or the Record Date, if later).

For transfers from the Fixed Account to a Sub-Account, Western Reserve reserves the right to require that transfer requests be in writing and received at Western Reserve's Office within 30 days after a Policy Anniversary. The maximum amount that may be transferred is limited to the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Policy year from the Fixed Account, unless Western Reserve consents otherwise. Please consult your Policy for details. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for cash withdrawals and surrenders only upon written request of the

Policyowner, and are subject to any applicable requirement for a signature guarantee. (See Policy Rights -Surrender Privileges, p. 30.) Western Reserve further reserves the right to defer payment of transfers, cash withdrawals, or surrenders from the Fixed Account for up to six months. In addition, Policy provisions relating to transfers, cash withdrawals or surrenders from the Series Account will also apply to Fixed Account transactions.



                         DISTRIBUTION OF THE POLICIES

      The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of ISI, an affiliate of Western Reserve and the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements ("Sales Agreements") with the principal underwriter for promotion and sale of the Policies. ISI is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by ISI for acting as principal underwriter for the Policies. The compensation payable to registered representatives who are appointed agents of Western Reserve for sales of the Policies may vary with the Sales Agreement, but is not expected to exceed 65% of all premiums paid during the first Policy year, plus 3.0% on all premiums paid thereafter. In addition, certain production, persistency and managerial bonuses may be paid.

                              FEDERAL TAX MATTERS

INTRODUCTION

      The ultimate effect of Federal income taxes on the Cash Value and on the economic benefit to the Policyowner or Beneficiary depends on Western Reserve's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws. Because the discussion herein is based upon Western Reserve's understanding of Federal income tax laws as they are currently interpreted, Western Reserve cannot guarantee the tax status of any Policy. Western Reserve makes no representations regarding the likelihood of continuation of the current Federal income tax laws, Treasury Regulations, or of the current interpretations by the Internal Revenue Service ("IRS"). Western Reserve reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.

TAX CHARGES

      At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs that may be attributable to such Account or to the Policies. Western Reserve, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Series Account or to the Policies.

TAX STATUS OF THE POLICY

      Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") has recently issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

      With respect to a Policy that is issued on the basis of a rate class using Ultimate Select, non-tobacco use, Select, non-tobacco use, Ultimate Standard, tobacco use, or Standard, tobacco use, guaranteed rates, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is even less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve will take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with
Section 7702, including possibly refunding any premiums paid that exceed the limitation allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.


      Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Series Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how the Fund's assets may be invested. Western Reserve believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

      In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the owner's gross income. The IRS has stated in published rulings that the owner of a variable life insurance policy will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-account without being treated as owners of the underlying assets."

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Series Account.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

      1. In general. Western Reserve believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

      A change in a Policy's Specified Amount, the payment of an unscheduled premium, the taking of a Policy loan, a cash withdrawal, a total surrender, a Policy Lapse with an outstanding indebtedness, a change in death benefit options, the exchange of a Policy, or the assignment of a Policy may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

      The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a Policyowner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, that Policyowner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

      Generally, the Policyowner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Section 7702A generally applies to Policies entered into or materially changed after June 20, 1988.

      2. Modified Endowment Contracts. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy years starting with the date on which the material change occurs.

      Under Western Reserve's current procedures, the Policyowner will be notified at the time a Policy is issued whether, according to Western Reserve's calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Policyowner will also be notified of the amount of the maximum annual premium which can be paid without causing a Policy to be classified as a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before making any change to, including an exchange of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.


      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. A Builder Plus Program Policy, however, will in most instances be treated as a Modified Endowment Contract. (See Charges and Deductions - Builder Plus Program,SM p. 28.)


      3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules: First, all pre-death distributions from such a Policy (including distributions upon surrender, distributions made in anticipation of the Policy becoming a modified endowment contract, and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. (Unpaid Policy loan interest will be treated as a loan for these purposes.) Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from, or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 591/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

      4. Distribution from Policies not Classified as Modified Endowment Contracts. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a cash withdrawal, a decrease in the Policy's death benefit, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.
      Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

      Finally, distributions (including distributions upon surrender or lapse) or loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax.

      5. Policy loan interest. The deductibility of Policy loan interest may be limited by the Code. For example, interest paid on any loan under a Policy which is owned by an individual generally is not deductible. Therefore, a Policyowner should consult a competent tax adviser as to whether Policy loan interest will be deductible.

      6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

      7. Multiple Policies. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

      8. Terminal Illness Accelerated Death Benefit Rider. Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured under the Policy. However, a Policyowner should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting a Single Benefit payment under this Rider.

EMPLOYMENT-RELATED BENEFIT PLANS

      On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                              SAFEKEEPING OF THE
                            SERIES ACCOUNT'S ASSETS

      Western Reserve holds the assets of the Series Account. The assets are kept physically segregated and held separate and apart from the General Account. Western Reserve maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts. Additional protection for the assets of the Series Account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage, to a limit of $12 million, subject to a $50,000 deductible.

                      VOTING RIGHTS OF THE SERIES ACCOUNT

      To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

      The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in that Sub-Account by $100. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

      Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares which are not attributable to Policyowners in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

      DISREGARD OF VOTING INSTRUCTIONS. Western Reserve may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, Western Reserve itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if Western Reserve reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Western Reserve determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Western Reserve does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                      STATE REGULATION OF WESTERN RESERVE

      As a life insurance company organized and operated under Ohio law, Western Reserve is subject to provisions governing such companies and to regulation by the Ohio Commissioner of Insurance.

      Western Reserve's books and Accounts are subject to review and examination by the Ohio Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every three years.

                                  REINSURANCE

      Western Reserve intends to reinsure a portion of the risks assumed under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS
                              OF WESTERN RESERVE


JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER
     AND PRESIDENT, Chairman of the Board of Directors (1987 - present) and Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 - present), President (March, 1993 - present), WRL Series Fund, Inc.; Chairman of the Board (October, 1996 - present), WRL Investment Management, Inc.; Chairman of the Board (October, 1996 - present), WRL Investment Services, Inc.; Chairman of the Board of Directors and Chief Executive Officer (1988 to February, 1991), President (1988 - 1989), Director (1976 to February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 to September, 1990 and November, 1990 to present) and President and Chief Executive Officer (November, 1986 to September, 1990), IDEX Series Fund; former Trustee of IDEX Fund, IDEX II Series

 ----------------

(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

     Fund and IDEX Fund 3 (investment companies), all of Largo, Florida

ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL
     OFFICER, Executive Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June,
     1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (September, 1993 - present), WRL Series Fund, Inc.; Director (October, 1996 - present), WRL Investment Management, Inc.; Director (October, 1996 - present), WRL Investment Services, Inc., all of Largo, Florida.



WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL,
     Senior Vice President, Secretary and General Counsel (July, 1990 - present) of Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western Corporation (financial services) and Secretary of its subsidiaries (May, 1990 to February, 1991); Vice President and Assistant Secretary (November, 1990 to present) and Secretary (June, 1990 to September, 1990) IDEX Series Fund, former Vice President and Assistant Secretary of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.


G. JOHN HURLEY(1), EXECUTIVE VICE PRESIDENT, Executive Vice President (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (June, 1993 - present), Director (March, 1994 - present), WRL Series Fund, Inc.; Director (October, 1996 - present), WRL Investment Management, Inc.; Director (October, 1996 - present), WRL Investment Services, Inc.; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September, 1990) of IDEX Series Fund, former Trustee and Executive Vice President of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President (May, 1988 - February, 1991) Pioneer Western Corporation (financial services).



ALLAN J. HAMILTON(1), VICE PRESIDENT, TREASURER AND CONTROLLER, Vice President and Controller (1987 - present), Treasurer (February, 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Treasurer and Principal Financial Officer (February, 1997 - present), WRL Series Fund, Inc.; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.


PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499,
     Director (February, 1991 to present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (1995 - present), Chief Operating Officer (1996 - present), Vice President and Chief Tax Officer (1984 -
     1995), Chief Financial Officer (1992 - 1995) AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.


JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429,
     Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Trustee, IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing, (1986 - January, 1993), Martin Marietta Corporation, Dayton, Ohio.

LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio
     44124, Director (September, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 - 1993), Cleveland, Ohio.

JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director
     (June, 1996 - present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 - present); Partner, C.P.A. (1990 -
     1995), Walker-Davis C.P.A.'s, Dayton, Ohio.

----------------

(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

                                 LEGAL MATTERS

      Sutherland, Asbill & Brennan, L.L.P., Washington, D.C., has provided advice on certain legal matters concerning Federal securities laws in connection with the Policies. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Western Reserve's right to issue the Policy under Ohio Insurance Law, have been passed upon by Thomas E. Pierpan, Vice President, Associate General Counsel and Assistant Secretary of Western Reserve.

                               LEGAL PROCEEDINGS

      There are no legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. Western Reserve is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Series Account.

                                    EXPERTS

      The financial statements of WRL Series Life Account as of December 31, 1996 and for the year then ended have been included herein in reliance upon the report of Price Waterhouse LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.


      The financial statements and schedules of Western Reserve Life Assurance Co. of Ohio at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, appearing in this Prospectus and Registration Statement have been audited by

Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the reports of Price Waterhouse LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


      Actuarial matters included in this Prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

      A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Series Account, Western Reserve and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


           INFORMATION ABOUT WESTERN RESERVE'S FINANCIAL STATEMENTS



      The financial statements of Western Reserve which are included in this Prospectus (see p. 91) should be considered only as bearing on the ability of Western Reserve to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Series Account.



      Financial statements for Western Reserve for the years ended December 31, 1996, 1995 and 1994, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

                                  APPENDIX A

                           ILLUSTRATION OF BENEFITS


      The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit, Cash Value and Net Surrender Value of a Policy issued to an Insured of a given age and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the Policy values that would result based on the assumptions that the premium is paid as indicated, that the Owner has not requested a decrease in the Specified Amount of the Policy, and that no cash withdrawals or Policy loans have been made.


      The death benefits, Cash Values and Net Surrender Values under a Policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above and below those averages for individual Policy years. They would also differ if any Policy loans were made during the period of time illustrated.



      The illustration on page 43 is based on a Policy for an Insured who is a 35 year old male in the Ultimate Select, non-tobacco use, rate class, annual premiums of $2,000, a $165,000 Specified Amount and death benefit Option A. The illustration on that page also assume cost of insurance charges based on Western Reserve's CURRENT cost of insurance rates.


      The illustration on page 44 is based on the same factors as those on page 43, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).


      The amounts shown for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each Sub-Account which is equivalent to an annual charge of 0.90% of the average net assets of the Sub-Accounts during the first 15 Policy years (Western Reserve currently intends to reduce this charge to 0.75% after the first fifteen Policy years. However, such reduction is not guaranteed, and Western Reserve reserves the right to maintain this charge at the 0.90% level after the first fifteen Policy years); (2) estimated daily expenses equivalent to an effective average annual expense level of 0.93% of the average daily net assets of the Portfolios of the Fund; and (3) all applicable premium expense charges and Cash Value charges using the current monthly Policy Charge. The 0.93% average Portfolio expense level assumes an equal allocation of amounts among the fourteen Sub-Accounts and is based on an average 0.76% investment advisory fee and 1996 average normal operating expenses of 0.17% for each of the Portfolios in operation during 1996. Calculation of the average annual expense level utilized annualized actual audited expenses incurred during 1996 as adjusted for anticipated expense modifications incurring in 1997 for the Money Market (0.52%), Bond (0.64%), Growth (0.88%), Strategic Total Return (0.91%), Emerging Growth (0.94%), Global (0.99%), Aggressive Growth (0.98%), Balanced (0.97%), Growth & Income (1.00%), C.A.S.E. Growth (1.00%), and Tactical Asset Allocation (0.90%) Portfolios. In addition, because the Value Equity Portfolio was not in existence during the full year of 1996 (commencement of operations was May 1, 1996), and the U.S. Equity Portfolio and International Equity Portfolio had not commenced operations as of December 31, 1996, the estimated average annual Portfolio expense level reflects estimated expenses for these three Portfolios at 1.00%, 1.05% and 1.30%, respectively, for 1997. During 1996, Western Reserve had undertaken to pay Fund expenses for each Portfolio to the extent normal operating expenses of a Portfolio exceeded a stated percentage of the Portfolio's average daily net assets. WRL Management has undertaken until April 30, 1998 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.83%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.83%, 4.17%, and 10.17%.


      The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Series Account, because Western Reserve is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the Series Account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges. (See Charges Against the Series Account - Taxes, p. 27.)


      The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

      Western Reserve will furnish, upon request, a comparable illustration reflecting the proposed Insured's age, sex, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



        Specified Amount $165,000     Ultimate Select Class
        Annual Premium $2,000         Option Type A
              Using Current Cost of Insurance Rates





END OF          PREMIUMS                                        DEATH BENEFIT
POLICY         ACCUMULATED                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR             AT 5%                                   ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)               6.00% (Gross)             12.00% (Gross)
                               -1.83% (Net) Years 1-15     4.17% (Net) Years 1-15     10.17% (Net) Years 1-15
                               -1.68 (Net) Years 16+       4.32% (Net) Years 16+      10.32% (Net) Years 16+
 1                  2,100              165,000                    165,000                      165,000
 2                  4,305              165,000                    165,000                      165,000
 3                  6,620              165,000                    165,000                      165,000
 4                  9,051              165,000                    165,000                      165,000
 5                 11,604              165,000                    165,000                      165,000
 6                 14,284              165,000                    165,000                      165,000
 7                 17,098              165,000                    165,000                      165,000
 8                 20,053              165,000                    165,000                      165,000
 9                 23,156              165,000                    165,000                      165,000
 10                26,414              165,000                    165,000                      165,000
 15                45,315              165,000                    165,000                      165,000
 20                69,439              165,000                    165,000                      165,000
30(AGE 65)        139,522              165,000                    165,000                      354,239
40(AGE 75)        253,680              165,000                    165,000                      850,576
50(AGE 85)        439,631                    *                    259,118                    2,233,562
60(AGE 95)        742,526                    *                    396,293                    5,647,972




END OF                                        CASH VALUE
POLICY                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                                 ANNUAL INVESTMENT RETURN OF
                  0.00% (Gross)             6.00% (Gross)            12.00% (Gross)
             -1.83% (Net) Years 1-15   4.17% (Net) Years 1-15   10.17% (Net) Years 1-15
             -1.68% (Net) Years 16+    4.32% (Net) Years 16+    10.32% (Net) Years 16+
 1                      1,533                     1,636                      1,739
 2                     3,035                     3,336                      3,651
 3                     4,502                     5,101                      5,750
 4                     5,936                     6,934                      8,059
 5                     7,328                     8,827                     10,587
 6                     8,677                    10,782                     13,357
 7                     9,981                    12,800                     16,391
 8                    11,241                    14,883                     19,717
 9                    12,436                    17,013                     23,345
 10                   13,575                    19,202                     27,317
 15                   18,739                    31,458                     54,202
 20                   22,614                    45,989                     98,375
30(AGE 65)            27,868                    86,332                    290,360
40(AGE 75)            24,179                   148,171                    794,931
50(AGE 85)                 *                   246,779                  2,127,202
60(AGE 95)                 *                   392,370                  5,592,051



END OF                                   NET SURRENDER VALUE
POLICY                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                                 ANNUAL INVESTMENT RETURN OF
                  0.00% (Gross)             6.00% (Gross)           12.00% (Gross)
             -1.83% (Net) Years 1-15   4.17% (Net) Years 1-15   10.17% (Net) Years 1-15
             -1.68% (Net) Years 16+    4.32% (Net) Years 16+   10.32% (Net) Years 16+
 1                         0                         0                         0
 2                       474                       776                     1,090
 3                     1,941                     2,540                     3,190
 4                     3,375                     4,373                     5,498
 5                     4,767                     6,266                     8,026
 6                     6,372                     8,478                    11,052
 7                     7,932                    10,752                    14,342
 8                     9,448                    13,091                    17,924
 9                    10,899                    15,477                    21,808
 10                   12,295                    17,921                    26,036
 15                   18,739                    31,458                    54,202
 20                   22,614                    45,989                    98,375
30(AGE 65)            27,868                    86,332                   290,360
40(AGE 75)            24,179                   148,171                   794,931
50(AGE 85)                 *                   246,779                 2,127,202
60(AGE 95)                 *                   392,370                 5,592,051


* In the absence of an additional payment, the Policy would lapse.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND. THE DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY WESTERN RESERVE OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



        Specified Amount $165,000     Ultimate Select Class
        Annual Premium $2,000         Option Type A
               Using Guaranteed Cost of Insurance Rates






END OF          PREMIUMS                                        DEATH BENEFIT
POLICY         ACCUMULATED                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR             AT 5%                                   ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)               6.00% (Gross)             12.00% (Gross)
                               -1.83% (Net) Years 1-15     4.17% (Net) Years 1-15     10.17% (Net) Years 1-15
                               -1.68% (Net) Years 16+      4.32% (Net) Years 16+      10.32% (Net) Years 16+
 1                  2,100              165,000                    165,000                      165,000
 2                  4,305              165,000                    165,000                      165,000
 3                  6,620              165,000                    165,000                      165,000
 4                  9,051              165,000                    165,000                      165,000
 5                 11,604              165,000                    165,000                      165,000
 6                 14,284              165,000                    165,000                      165,000
 7                 17,098              165,000                    165,000                      165,000
 8                 20,053              165,000                    165,000                      165,000
 9                 23,156              165,000                    165,000                      165,000
 10                26,414              165,000                    165,000                      165,000
 15                45,315              165,000                    165,000                      165,000
 20                69,439              165,000                    165,000                      165,000
30(AGE 65)        139,522              165,000                    165,000                      339,964
40(AGE 75)        253,680                    *                    165,000                      795,468
50(AGE 85)        439,631                    *                    172,935                    2,024,898
60(AGE 95)        742,526                    *                    257,787                    4,837,103




END OF                                        CASH VALUE
POLICY                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                                 ANNUAL INVESTMENT RETURN OF
                  0.00% (Gross)             6.00% (Gross)            12.00% (Gross)
             -1.83% (Net) Years 1-15   4.17% (Net) Years 1-15   10.17% (Net) Years 1-15
             -1.68% (Net) Years 16+    4.32% (Net) Years 16+    10.32% (Net) Years 16+
 1                     1,533                     1,636                      1,739
 2                     3,006                     3,307                      3,620
 3                     4,437                     5,032                      5,678
 4                     5,825                     6,814                      7,930
 5                     7,169                     8,651                     10,392
 6                     8,468                    10,545                     13,087
 7                     9,719                    12,495                     16,035
 8                    10,923                    14,504                     19,262
 9                    12,076                    16,569                     22,796
 10                   13,179                    18,696                     26,669
 15                   18,188                    30,631                     52,931
 20                   21,599                    44,452                     95,856
30(AGE 65)            18,768                    76,357                    278,659
40(AGE 75)                 *                   112,231                    743,428
50(AGE 85)                 *                   164,700                  1,928,474
60(AGE 95)                 *                   255,234                  4,789,211



END OF                                   NET SURRENDER VALUE
POLICY                           ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                                 ANNUAL INVESTMENT RETURN OF
                  0.00% (Gross)             6.00% (Gross)           12.00% (Gross)
             -1.83% (Net) Years 1-15   4.17% (Net) Years 1-15   10.17% (Net) Years 1-15
             -1.68% (Net) Years 16+    4.32% (Net) Years 16+   10.32% (Net) Years 16+
 1                         0                         0                         0
 2                       445                       746                     1,059
 3                     1,876                     2,471                     3,117
 4                     3,265                     4,253                     5,369
 5                     4,609                     6,090                     7,831
 6                     6,164                     8,241                    10,783
 7                     7,670                    10,446                    13,986
 8                     9,130                    12,711                    17,470
 9                    10,539                    15,033                    21,260
 10                   11,899                    17,416                    25,389
 15                   18,188                    30,631                    52,931
 20                   21,599                    44,452                    95,856
30(AGE 65)            18,768                    76,357                   278,659
40(AGE 75)                 *                   112,231                   743,428
50(AGE 85)                 *                   164,700                 1,928,474
60(AGE 95)                 *                   255,234                 4,789,211



* In the absence of an additional payment, the Policy would lapse.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND. THE DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY WESTERN RESERVE OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                  APPENDIX B

                            LONG TERM MARKET TRENDS

      The information below is a record of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is a historical record and is not intended as a projection of future performance. Charges associated with a variable life insurance policy are not reflected.

      The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


      The following chart illustrates the average annual returns of the Standard & Poor's Index of 500 Common Stocks ("S&P 500 Stock Index") for each of the 20 year periods shown. These returns are compared to the average annual returns of high grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1936 and have ending periods at five year intervals.)


                            AVERAGE ANNUAL RETURNS
                          TWENTY YEAR HOLDING PERIODS


[GRAPHIC OMITTED]


* Source: (c) Stocks, Bonds, Bills and Inflation 1997 Yearbook/trademark/, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson an Rex A. Sinquefield). Used with permission. All rights reserved.

      Over the 51 20-year time periods beginning in 1927 and ending in 1996 (i.e. 1927-1946, 1928-1947, and so on through 1977-1996):

      -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 48 of the 51 periods.


      -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 51 periods.


      -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 51 periods.



      From 1927 through 1996 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

      The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1927 and ending 1996.

      The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.


      The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.
                             --------------------


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE




                             1920s*      1930s     1940s      1950s       1960s     1970s      1980s      1990s**     1987-9
Large Company  .........      19.2%     -0.1%      9.2%         19.4%     7.8%      5.9%       17.5%       14.4%      15.3%
Small Company  .........      -4.5       1.4       20.7         16.9      15.5      11.5       15.8        15.6       13.0
Long-Term Corp.   ......       5.2       6.9        2.7          1.0       1.7       6.2       13.0         9.8        9.5
Long-Term Govt.   ......       5.0       4.9        3.2         -0.1       1.4       5.5       12.6        10.0        9.4
Inter-Term Govt.  ......       4.2       4.6        1.8          1.3       3.5       7.0       11.9         8.0        7.8
Treasury Bills .........       3.7       0.6        0.4          1.9       3.9       6.3        8.9         4.9        5.5
Inflation   ............      -1.1      -2.0        5.4          2.2       2.5       7.4        5.1         3.3        3.7



----------------
 * Based on the period 1926-1929.

** Based on the period 1990-1996.


Source: (c) Stocks, Bonds, Bills and Inflation 1997 Yearbook/trademark/, Ibbotson Associates, Inc., Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.
                             --------------------

                      THE WRL FINANCIAL FREEDOM BUILDERSM


               AND THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

      As the Long Term Market Trends graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

      The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

      Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

In this method of investing:

      /bullet/ Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually),

      /bullet/ Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS


Investments at
Regular            Common Stock     Shares
Intervals          Market Price     Purchased
----------------   --------------   ----------
       $150             $20             7.5
        150              15            10.0
        150              10            15.0
        150               5            30.0
        150              10            15.0
        150              15            10.0
 ------------                          -----
       $900                            87.5


Total Value of 87.5 shares @ $15/     $       1,312.50
share
Less Investment made                           (900.00)
                                      ----------------
Gain/Profit                           $         412.50

      Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

      This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.


      How does the dollar cost averaging method relate to the WRL Financial Freedom BuilderSM? A Policyowner may invest his or her Net Premium in a Sub-Account, and although a Policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (e.g., Cash Value charges and charges against the Series Account), the dollar cost averaging method can be generally applied to the Policy to the extent that the Policyowner pays a Planned Periodic Premium on a regular basis and he or she allocates Net Premium resulting from those Planned Periodic Premiums to Sub-Accounts in relatively constant amounts.


                         INDEX TO FINANCIAL STATEMENTS


WRL SERIES LIFE ACCOUNT:

      Statements of assets, liabilities and equity accounts as of March 31, 1997, statements of operations for the three months ended March 31, 1997 and statements of changes in equity accounts for the three months ended March 31, 1997 and year ended December 31, 1996 (unaudited)

      Selected per unit data and ratios for the period ended March 31, 1997 and for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 (unaudited)

      Notes to Financial Statements (unaudited)


      Report of Independent Accountants dated January 31, 1997


      Statements of assets, liabilities and equity accounts and statements of operations for the year ended December 31, 1996

      Statements of changes in equity accounts for the years ended December 31, 1996 and 1995

      Selected per unit data and ratios for the years ended December 31, 1996, 1995, 1994, 1993 and 1992


      Notes to Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO:

      Statutory-Basis Balance Sheet as of March 31, 1997 (unaudited)

      Statutory-Basis Statement of Operations for the three months ended March 31, 1997 (unaudited)

      Statutory-Basis Statement of Cash Flows for the threee months ended March 31, 1997 (unaudited)

      Statutory-Basis Statement of Changes in Capital and Surplus for the three months ended March 31, 1997 (unaudited)

      Notes to Statutory-Basis Financial Statements (unaudited)

      Report of Independent Auditors dated February 21, 1997


      Statutory-Basis Balance Sheets at December 31, 1996 and 1995

      Statutory-Basis Statements of Operations for the years ended December 31, 1996, 1995 and 1994


      Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1996, 1995 and 1994

      Statutory-Basis Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994


      Notes to Statutory-Basis Financial Statements


      Statutory-Basis Financial Statement Schedules

                                  APPENDIX C
               (BASED ON THE SEX AND RATE CLASS OF THE INSURED)

                         SURRENDER CHARGE PER THOUSAND

              MALE                MALE               FEMALE              FEMALE
ISSUE   ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE          SELECT             STANDARD             SELECT             STANDARD
0               N/A               11.76                 N/A               11.76
  1             N/A                8.16                 N/A                8.16
  2             N/A                8.16                 N/A                8.16
  3             N/A                7.92                 N/A                7.92
  4             N/A                7.68                 N/A                7.68
  5             N/A                7.68                 N/A                7.68
  6             N/A                7.68                 N/A                7.68
  7             N/A                7.68                 N/A                7.68
  8             N/A                7.68                 N/A                7.68
  9             N/A                7.68                 N/A                7.68
  10            N/A                7.68                 N/A                7.68
  11            N/A                7.68                 N/A                7.68
  12            N/A                7.68                 N/A                7.68
  13            N/A                7.92                 N/A                7.92
  14            N/A                8.16                 N/A                8.16
  15            N/A                8.40                 N/A                8.40
  16            N/A                8.52                 N/A                8.52
  17           0.00                8.88                0.00                8.88
  18           8.72                9.20                8.72                9.20
  19           8.84                9.32                8.84                9.32
  20           8.96                9.44                8.96                9.44
  21           9.16                9.88                9.16                9.64
  22           9.32               10.04                9.32                9.80
  23           9.52               10.24                9.52               10.00
  24           9.68               10.40                9.68               10.40
  25           9.88               10.84                9.88               10.60
  26          10.56               11.28               10.32               11.04
  27          11.00               11.72               10.76               11.48
  28          11.40               12.12               11.16               12.12
  29          12.08               12.80               11.84               12.56
  30          12.52               13.24               12.28               13.00
  31          13.04               14.00               12.80               13.52
  32          13.76               14.48               13.52               14.24
  33          14.28               15.24               14.04               14.76


                    MALE                MALE               FEMALE              FEMALE
ISSUE         ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE                SELECT             STANDARD             SELECT             STANDARD
34                  14.76               15.96               14.52              15.48
 35                 15.52               16.48               15.28              16.00
 36                 16.20               17.40               15.96              16.92
 37                 17.20               18.40               16.72              17.92
 38                 18.12               19.56               17.64              18.60
 39                 19.08               20.76               18.36              19.56
 40                 20.28               21.96               19.32              20.52
 41                 21.64               23.56               20.68              22.12
 42                 23.08               25.24               22.12              23.80
 43                 24.44               27.08               23.15              25.40
 44                 26.04               29.16               23.86              26.96
 45                 27.44               31.04               24.59              27.83
 46                 28.72               32.80               25.38              28.76
 47                 29.84               34.56               26.22              29.73
 48                 31.00               36.32               27.11              30.75
 49                 32.24               38.32               28.04              31.84
 50                 33.56               40.56               29.05              32.99
 51                 34.98               42.56               30.11              34.20
 52                 36.49               45.24               31.24              35.48
 53                 38.10               47.68               32.45              36.84
 54                 39.83               50.84               33.72              38.28
 55                 41.68               53.28               35.09              39.79
 56                 43.63               55.79               36.54              41.39
 57                 45.74               57.00               38.08              43.06
 58                 47.98               57.00               39.74              44.88
 59                 50.38               57.00               41.54              46.85
 60                 52.97               57.00               43.47              48.97
 61                 55.74               57.00               45.57              51.26
 62                 57.00               57.00               47.82              53.73
 63                 57.00               57.00               50.26              56.41
 64                 57.00               57.00               52.88              57.00
 65                 57.00               57.00               55.68              57.00
66 and over         57.00               57.00               57.00              57.00


WRL00159-07/97

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Money Market Portfolio
       (14,362,628.580 shares;
       cost $14,362,629).....................$    14,362,629

  Accrued transfers from (to) depositor - net        661,819
                                             ---------------
       Total assets..........................     15,024,448
                                             ---------------
LIABILITIES:.................................          1,415
                                             ---------------
       Total net assets......................$    15,023,033
                                             ===============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Money Market sub-account
       (962,580.140342 units;
       $15.607046 unit value)................$    15,023,033
                                             ---------------
       Total equity..........................$    15,023,033
                                             ===============


STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$       157,201
     Capital gain distributions..............              0
                                             ---------------
                                                     157,201
EXPENSES:

     Mortality and expense risk charges......         28,227
                                             ---------------
       Net investment income (loss)..........        128,974
                                             ---------------
Net realized and unrealized gain (loss)
  on investments:
     Net realized gain (loss) from
       securities transactions...............              0
     Change in unrealized appreciation
       (depreciation)........................              0
                                             ---------------
       Net gain (loss) on investments........              0
                                             ---------------
         Net increase (decrease) in equity
           accounts resulting from
           operations                        $       128,974
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                   THREE MONTHS ENDED       YEAR ENDED
                                                     MARCH 31, 1997     DECEMBER 31, 1996
OPERATIONS:

  Net investment income (loss) .................        $   128,974        $   491,185

  Net gain (loss) on investments ...............                  0                  0
                                                        -----------        -----------
  Net increase (decrease) in equity accounts
     resulting from operations .................            128,974            491,185
                                                        -----------        -----------

EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed) ..........          3,252,840          5,217,298
                                                        -----------        -----------
  Less cost of units redeemed:

     Administrative charges ....................            719,185          2,639,279
     Policy loans ..............................            189,570            285,757
     Surrender benefits ........................            181,627            776,305
     Death benefits ............................              8,428             25,737
                                                        -----------        -----------
                                                          1,098,810          3,727,078
                                                        -----------        -----------
     Increase (decrease) in equity accounts from
       capital unit transactions ...............          2,154,030          1,490,220
                                                        -----------        -----------
     Net increase (decrease) in equity accounts.          2,283,004          1,981,405

EQUITY ACCOUNTS:

  Beginning of period ..........................         12,740,029         10,758,624
                                                        -----------        -----------
  End of period ................................        $15,023,033        $12,740,029
                                                        ===========        ===========

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                 MAR. 31                   DECEMBER 31
                                                --------   ------------------------------------------------
                                                  1997       1996      1995       1994      1993      1992
                                                --------   -------    -------    ------    ------    ------

Accumulation unit value, beginning of period    $ 15.45      14.83    $ 14.19    $13.84    $13.63    $13.33

   Income from operations:
     Net investment income (loss)........           .16        .62        .64       .35       .21       .30
     Net realized and unrealized
       gain (loss) on investments........           .00        .00        .00       .00       .00       .00
                                                -------    -------    -------    ------    ------   -------
       Total income (loss) from operations          .16        .62        .64       .35       .21       .30
                                                -------    -------    -------    ------    ------   -------

Accumulation unit value, end of period...       $ 15.61    $ 15.45    $ 14.83    $14.19    $13.84    $13.63
                                                =======    =======    =======    ======    ======    ======

Total return  (a)........................          1.01%      4.17%      4.49%     2.58%     1.52%     2.24%

Ratios and supplemental data:
   Net assets at end of period (in thousands)   $15,023    $12,740    $10,759    $9,706    $4,985    $4,619
   Ratio of net investment income (loss) to
     average net assets  (b).............          1.01%      4.07%      4.37%     2.66%     1.51%     2.12%

* The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  See Notes to Selected Per Unit Data and Ratios on page 78.

   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Bond Portfolio
       (1,118,241.693 shares;
       cost $12,161,061).....................$    11,807,898

  Accrued transfers from (to) depositor - net         28,449

       Total assets..........................     11,836,347
                                             ---------------
LIABILITIES:.................................          1,159
                                             ---------------
       Total net assets......................$    11,835,188
                                             ===============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Bond sub-account
       (615,975.188599 units;
       $19.213741 unit value)................$    11,835,188
                                             ---------------
       Total equity..........................$    11,835,188
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0

EXPENSES:

     Mortality and expense risk charges......         25,823
                                             ---------------

       Net investment income (loss)..........        (25,823)
                                             ----------------

Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............        (86,646)

     Unrealized appreciation (depreciation)..        (74,685)
                                             ---------------
       Net gain (loss) on investments........       (161,331)
                                             ---------------
         Net increase (decrease) in net
           assets resulting from operations..$      (187,154)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                      THREE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                             MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss).........................$     (25,823)         $    553,012

  Net gain (loss) on investments.......................     (161,331)             (613,958)
                                                       -------------          -------------
  Net increase (decrease) in equity accounts
     resulting from operations.........................     (187,154)              (60,946)
                                                       -------------          -------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed):.................      960,880             3,451,573
                                                       -------------          ------------
  Less cost of units redeemed:

     Administrative charges............................      378,395             1,314,254
     Policy loans......................................       46,951               191,268
     Surrender benefits................................       97,545               338,599
     Death benefits....................................          195                28,090
                                                       -------------          ------------
                                                             523,086             1,872,211
                                                       -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions.......................      437,794             1,579,362
                                                       -------------          ------------
     Net increase (decrease) in equity accounts........      250,640             1,518,416

EQUITY ACCOUNTS:

  Beginning of period..................................   11,584,548            10,066,132
                                                       -------------          ------------
  End of period........................................$  11,835,188          $ 11,584,548
                                                       =============          ============


   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                  MAR. 31                  DECEMBER 31
                                                  -------     ------------------------------------------------
                                                    1997        1996       1995      1994      1993      1992
                                                  -------     -------    -------   -------    ------    ------

Accumulation unit value, beginning of period      $ 19.53     $ 19.67    $ 16.14   $ 17.50    $15.57    $14.68

   Income from operations:
     Net investment income (loss)........            (.04)        .99       1.05       .89      2.11      1.00
     Net realized and unrealized
       gain (loss) on investments........            (.28)      (1.13)      2.48     (2.25)     (.18)     (.11)
                                                  -------     -------    -------   -------    ------    ------
       Total income (loss) from operations           (.32)       (.14)      3.53     (1.36)    .1.93       .89
                                                  -------     -------    -------   -------    ------    ------

Accumulation unit value, end of period...         $ 19.21     $ 19.53    $ 19.67   $ 16.14    $17.50    $15.57
                                                  =======     =======    =======   =======    ======    ======

Total return (a).........................           (1.60)%      (.75)%    21.89%    (7.77)%   12.40%     6.08%

Ratios and supplemental data:
   Net assets at end of period (in thousands)     $11,835     $11,585    $10,066   $ 6,259    $6,985    $4,558
   Ratio of net investment income (loss) to
     average net assets (b)..............            (.90)%      5.34%      5.80%     5.57%    12.92%     6.69%

* The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  See Notes to Selected Per Unit Data and Ratios on page 78.

   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Growth Portfolio
       (10,208,292.649 shares;
       cost $277,671,012)....................$   341,969,269

  Accrued transfers from (to) depositor - net       (223,634)
                                             ---------------
       Total assets..........................    341,745,635
                                             ---------------
LIABILITIES:.................................         34,493
                                             ---------------
       Total net assets......................$   341,711,142
                                             ===============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Growth sub-account
       (7,380,354.775126 units;
       $46.300097 unit value)............... $   341,711,142
                                             ---------------
       Total equity..........................$   341,711,142
                                             ===============

STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......        803,974
                                             ---------------
       Net investment income (loss)..........       (803,974)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............      1,154,504
     Unrealized appreciation (depreciation)..    (16,731,116)
                                             ---------------
       Net gain (loss) on investments........    (15,576,612)
                                             ---------------
         Net increase (decrease) in net
           assets resulting from operations..$   (16,380,586)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                          THREE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                 MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)...............................$    (803,974)         $ 19,310,499

  Net gain (loss) on investments.............................  (15,576,612)           26,918,660
                                                             -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................  (16,380,586)           46,229,159
                                                             -------------          ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):

     Net payments (redemptions)..............................   22,845,971            91,555,979
                                                             -------------          ------------
  Less cost of units redeemed:

     Cost of insurance and administrative charges............    8,560,580            29,331,415
     Policy loans............................................    2,268,083             8,442,970
     Surrender benefits......................................    3,287,707            12,385,662
     Death benefits..........................................      129,149               600,920
                                                             -------------          ------------
                                                                14,245,519            50,760,967
                                                             -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions.............................    8,600,452            40,795,012
                                                             -------------          ------------
     Net increase (decrease) in equity accounts..............   (7,780,134)           87,024,171

EQUITY ACCOUNTS:

  Beginning of period........................................  349,491,276           262,467,105
                                                             -------------          ------------
  End of period..............................................$ 341,711,142          $349,491,276
                                                             =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                    MAR. 31                           DECEMBER 31
                                                   --------     -----------------------------------------------------------
                                                     1997         1996         1995         1994         1993        1992
                                                   --------     --------     --------     --------     --------    --------
Accumulation unit value, beginning of period       $  48.48     $  41.47     $  28.44     $  31.30     $  30.37    $  29.95

   Income from operations:

     Net investment income (loss) ...........          (.10)        2.88         3.89          .04          .46        1.09
     Net realized and unrealized
       gain (loss) on investments ...........         (2.08)        4.13         9.14        (2.90)         .47        (.67)
                                                   --------     --------     --------     --------     --------    --------
       Total income (loss) from operations ..         (2.18)        7.01        13.03        (2.86)         .93         .42
                                                   --------     --------     --------     --------     --------    --------

Accumulation unit value, end of period ......      $  46.30     $  48.48     $  41.47     $  28.44     $  31.30    $  30.37
                                                   ========     ========     ========     ========     ========    ========
Total return  (a) ...........................         (4.50)%      16.91%       45.81%       (9.13)%       3.06%       1.41%

Ratios and supplemental data:
   Net assets at end of period (in thousands)      $341,711     $349,491     $262,467     $161,490     $169,757    $146,053
   Ratio of net investment income (loss) to
     average net assets  (b) ................          (.90)%       6.41%       11.05%         .16%        1.56%       3.84%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

    See Notes to Selected Per Unit Data and Ratios on page 78.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Short-to-Intermediate Government Portfolio
       (162,956.600 shares;
       cost $1,688,632)......................$     1,668,500

  Accrued transfers from (to) depositor - net         27,379
                                             ---------------
       Total assets..........................      1,695,879
                                             ---------------

LIABILITIES:.................................            164
                                             ---------------
       Total net assets......................$     1,695,715
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Short-to-Intermediate Government
       sub-account (143,508.016893 units;
       $11.816167 unit value)................$     1,695,715
                                             ---------------
       Total equity..........................$     1,695,715
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......          3,840
                                             ---------------
       Net investment income (loss)..........         (3,840)
                                             ----------------

Net realized and unrealized gain (loss)
  on investments:
     Net realized gain (loss) from
       securities transactions...............            697

     Unrealized appreciation (depreciation)..         (1,790)
                                             ---------------
       Net gain (loss) on investments........         (1,093)
                                             ---------------
         Net increase (decrease) in net
           assets resulting from operations..$        (4,933)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                       THREE MONTHS ENDED        YEAR ENDED

                                                         MARCH 31, 1997       DECEMBER 31, 1996
OPERATIONS:
  Net investment income (loss)..........................$      (3,840)         $     67,973

  Net gain (loss) on investments........................       (1,093)              (29,048)
                                                        --------------         -------------
  Net increase (decrease) in equity accounts
     resulting from operations..........................       (4,933)               38,925
                                                        --------------         ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions).........................       71,312               442,872
                                                        -------------          ------------
  Less cost of units redeemed:

     Cost of insurance and administrative charges.......       46,394               178,533
     Policy loans.......................................        6,953                33,708
     Surrender benefits.................................       27,111                77,704
     Death benefits.....................................           43                     0
                                                        -------------          ------------
                                                               80,501               289,945
                                                        -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions........................       (9,189)              152,927
                                                        --------------         ------------
     Net increase (decrease) in equity accounts.........      (14,122)              191,852

     EQUITY ACCOUNTS:

  Beginning of period...................................    1,709,837             1,517,985
                                                        -------------          ------------
  End of period.........................................$   1,695,715          $  1,709,837
                                                        =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                   MAR. 31                      DECEMBER 31
                                                  --------    ----------------------------------------------
                                                    1997        1996     1995      1994      1993     1992(c)
                                                  -------     -------   ------    ------    ------    ------
Accumulation unit value, beginning of period      $ 11.85     $ 11.55  $ 10.27    $10.40    $10.04    $10.00

   Income from operations:
     Net investment income (loss)........            (.03)        .51      .61       .40       .14       .01
     Net realized and unrealized
       gain (loss) on investments........            0.00        (.21)     .67      (.53)      .22       .03
                                                  -------     -------   ------    ------    ------    ------
       Total income (loss) from operations           (.03)        .30     1.28      (.13)      .36       .04
                                                  -------     -------   ------    ------    ------    ------

Accumulation unit value, end of period...         $ 11.82     $ 11.85  $ 11.55    $10.27    $10.40    $10.04
                                                  =======     =======  =======    ======    ======    ======
Total return  (a)........................            (.28)%      2.56%   12.53%    (1.32)%    3.64%      .38%

Ratios and supplemental data:
   Net assets at end of period (in thousands)     $ 1,696     $ 1,710  $ 1,517    $  945    $1,408    $  803
   Ratio of net investment income (loss) to
     average net assets (b)..............            (.90)%      4.53%    5.53%    4.06%     1.39%     1.92%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

     See Notes to Selected Per Unit Data and Ratios on page 78.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Global Portfolio
       (5,165,138,494 shares;
       cost $85,060,145).....................$    97,917,803

  Accrued transfers from (to) depositor - net            394
                                             ---------------
       Total assets..........................     97,918,197
                                             ---------------

LIABILITIES:.................................          9,664
                                             ---------------
       Total net assets......................$    97,908,533
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Global sub-account
       (6,198,130.485919 units;
       $ 15.796462 unit value)...............$    97,908,533
                                             ---------------
       Total equity..........................$    97,908,533
                                             ===============

STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......        202,527
                                             ---------------
       Net investment income (loss)..........       (202,527)
                                             ----------------

Net realized and unrealized gain (loss)
  on investments:
     Net realized gain (loss) from
       securities transactions...............        100,838
     Unrealized appreciation (depreciation)..      3,768,022
                                             ---------------
       Net gain (loss) on investments........      3,868,860
                                             ---------------
         Net increase (decrease) in net
          assets resulting from operations...$     3,666,333
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                             THREEE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                    MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)..................................$    (202,527)         $  6,524,214
  Net gain (loss) on investments................................    3,868,860             6,374,264
                                                                -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations..................................    3,666,333            12,898,478
                                                                -------------          ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions).................................   14,534,916            43,696,555
                                                                -------------          ------------
  Less cost of units redeemed:

     Cost of insurance and administrative charges...............    2,428,612             6,463,101
     Policy loans...............................................      439,827             1,465,510
     Surrender benefits.........................................      529,637             2,225,874
     Death benefits.............................................       53,723                62,009
                                                                -------------          ------------
                                                                    3,451,799            10,216,494
                                                                -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions................................   11,083,117            33,480,061
                                                                -------------          ------------
     Net increase (decrease) in equity accounts.................   14,749,450            46,378,539
     Depositors' equity contribution (redemption) ..............            0              (268,153)

     EQUITY ACCOUNTS:

  Beginning of period...........................................   83,159,083            37,048,697
                                                                -------------          ------------
  End of period.................................................$  97,908,533          $ 83,159,083
                                                                =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                   MAR. 31             DECEMBER 31
                                                  --------    ----------------------------
                                                    1997        1996      1995    1994(e)
                                                  -------     --------  ------    --------
Accumulation unit value, beginning of period      $ 15.13     $ 11.95   $  9.80    $ 10.00

   Income from operations:

     Net investment income (loss)........            (.04)       1.50       .45        .71
     Net realized and unrealized
       gain (loss) on investments........             .71        1.68      1.70       (.91)
                                                  -------     -------   -------    -------
       Total income (loss) from operations            .67        3.18      2.15       (.20)
                                                  -------     -------   -------    -------

Accumulation unit value, end of period...         $ 15.80     $ 15.13   $ 11.95    $  9.80
                                                  =======     =======   =======    =======

Total return  (a)........................            4.42%      26.60%    21.96%     (2.02)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)     $97,909     $83,159   $37,049    $21,672
   Ratio of net investment income (loss) to
     average net assets  (b).............            (.90)%     11.09%     4.25%      8.86%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

    See Notes to Selected Per Unit Data and Ratios on page 78.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Equity-Income Portfolio
       (4,187,188.569 shares;
       cost $50,969,738).....................$    58,861,496

  Accrued transfers from (to) depositor - net        (26,144)
                                             ---------------
       Total assets..........................     58,835,352
                                             ---------------
LIABILITIES:.................................          5,894
                                             ---------------
       Total net assets......................$    58,829,458
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Equity-Income sub-account
       (3,742,380.715350 units;
       $ 15.719795 unit value)...............$    58,829,458
                                             ---------------

       Total equity..........................$    58,829,458
                                             ===============

STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......        129,862
                                             ---------------
       Net investment income (loss)..........       (129,862)
                                             ----------------

Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............        107,352
     Unrealized appreciation (depreciation)..        158,774
                                             ---------------
       Net gain (loss) on investments........        266,126
                                             ---------------
         Net increase (decrease) in net
           assets resulting from operations..$       136,264
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                           HREE MONTHS ENDED       PERIOD ENDED
OPERATIONS:                                                 MARCH  31, 1997      DECEMBER 31, 1996

  Net investment income (loss)...............................$    (129,862)         $  2,645,668
  Net gain (loss) on investments.............................      266,126             3,635,535
                                                             -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................      136,264             6,281,203
                                                             -------------          ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):

     Net payments (redemptions)..............................    4,777,288            16,832,424
                                                             -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges............    1,343,634             4,528,541
     Policy loans............................................      207,998               920,628
     Surrender benefits......................................      371,483             1,300,527
     Death benefits..........................................       60,706               112,479
                                                             -------------          ------------
                                                                 1,983,821             6,862,175
                                                             -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions.............................    2,793,467             9,970,249
                                                             -------------          ------------
     Net increase (decrease) in equity accounts..............    2,929,731            16,251,452

  Depositor's equity contribution (redemption)...............            0                     0

EQUITY ACCOUNTS:

  Beginning of period........................................   55,899,727            39,648,275
                                                             -------------          ------------
  End of period..............................................$  58,829,458          $ 55,899,727
                                                             =============          ============


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                MAR. 31                    DECEMBER 31
                                                --------    --------------------------------------------
                                                   1997       1996        1995        1994       1993(d)
                                                --------    --------    --------    --------    --------
Accumulation unit value, beginning of period    $  15.66    $  13.74    $  11.12    $  11.28    $  10.00

   Income from operations:
     Net investment income (loss)........           (.04)        .82         .68         .18         .19
     Net realized and unrealized
       gain (loss) on investments........            .10        1.10        1.94        (.34)       1.09
                                                --------    --------    --------     -------    --------
       Total income (loss) from operations           .06        1.92        2.62        (.16)       1.28
                                                --------    --------    --------     -------    --------

Accumulation unit value, end of period...       $  15.72    $  15.66    $  13.74    $  11.12    $  11.28
                                                ========    ========    ========    ========    ========

Total return  (a)........................            .39%      13.97%      23.55%      (1.42)%     12.81%

Ratios and supplemental data:
   Net assets at end of period (in thousands)   $ 58,829    $ 55,900    $ 39,648    $ 23,649    $ 13,343
   Ratio of net investment income (loss) to
     average net assets  (b).............           (.90)%      5.76%       5.47%       1.93%       2.27%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

    See Notes to Selected Per Unit Data and Ratios on page 78.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Emerging Growth Portfolio
       (6,217,661.773 shares;
       cost $92,604,950).....................$   104,946,707

  Accrued transfers from (to) depositor - net       (190,943)
                                             ---------------
       Total assets..........................    104,755,764
                                             ---------------
LIABILITIES:.................................         10,662
                                             ---------------
       Total net assets......................$   104,745,102
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Emerging Growth sub-account
       (5,885,207.311617 units;
       $17.798031 unit value)................$   104,745,102
                                             ---------------
       Total equity..........................$   104,745,102
                                             ===============

STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
                                             MARCH 31, 1997
INVESTMENT INCOME:

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......        248,931
                                             ---------------
       Net investment income (loss)..........       (248,931)
                                             ---------------

Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............        251,884
     Unrealized appreciation (depreciation)..    (10,181,110)
                                             ---------------
       Net gain (loss) on investments........     (9,929,226)
                                             ---------------
         Net increase (decrease) in net assets
           resulting from operations.........$   (10,178,157)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                        THREE MONTHS ENDED       PERIOD ENDED
OPERATIONS:                                               MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)............................$    (248,931)         $  3,934,952
  Net gain (loss) on investments..........................   (9,929,226)            9,284,053
                                                          -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations............................  (10,178,157)           13,219,005
                                                          -------------          ------------

EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions)...........................   11,387,673            40,944,477
                                                          -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges.........    3,113,863             9,201,102
     Policy loans.........................................      529,727             2,095,860
     Surrender benefits...................................      694,363             2,754,328
     Death benefits.......................................       51,634                91,972
                                                          -------------          ------------
                                                              4,389,587            14,143,262
                                                          -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions..........................    6,998,086            26,801,215
                                                          -------------          ------------
     Net increase (decrease) in equity accounts...........   (3,180,071)           40,020,220

  Depositor's equity contribution (redemption)............            0                     0

EQUITY ACCOUNTS:

  Beginning of period.....................................  107,925,173            67,904,953
                                                          -------------          ------------
  End of period...........................................$ 104,745,102          $107,925,173
                                                          =============          ============


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                      MAR. 31                    DECEMBER 31
                                                     --------     --------------------------------------------
                                                      1997          1996        1995        1994       1993(d)
                                                    --------      --------    --------    --------    --------
Accumulation unit value, beginning of period         $ 19.51      $  16.56    $  11.38    $  12.40    $  10.00

   Income from operations:

     Net investment income (loss)............           (.05)          .82         .65        (.09)       (.09)
     Net realized and unrealized
       gain (loss) on investments............          (1.66)         2.13        4.53        (.93)       2.49
                                                    --------      --------    --------     -------    --------
       Total income (loss) from operations             (1.71)         2.95        5.18       (1.02)       2.40
                                                    --------      --------    --------     -------    --------

Accumulation unit value, end of period.......       $  17.80      $  19.51    $  16.56    $  11.38    $  12.40
                                                    ========      ========    ========    ========    ========

Total return  (a)............................          (8.77)%       17.82%      45.49       (8.18)%     23.96%

Ratios and supplemental data:
   Net assets at end of period (in thousands)       $104,745      $107,925    $ 67,905    $ 36,687    $ 18,620
   Ratio of net investment income (loss) to
     average net assets  (b).................           (.90)%        4.51%       4.66%       (.86)%      (.92)%

 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH  31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Aggressive Growth Portfolio
       (4,212,685.546 shares;
       cost $56,506,010).....................$    58,517,009

  Accrued transfers from (to) depositor - net        (68,385)
                                             ---------------
       Total assets..........................     58,448,624
                                             ---------------
LIABILITIES:.................................          5,930
                                             ---------------
       Total net assets......................$    58,442,694
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:
       Aggressive Growth sub-account
       (4,068,031.674136 units;
       $14.366332 unit value)................$    58,442,694
                                             ---------------
       Total equity..........................$    58,442,694
                                             ===============
STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED

INVESTMENT INCOME:                            MARCH  31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0

EXPENSES:

     Mortality and expense risk charges......        132,250
                                             ---------------
       Net investment income (loss)..........       (132,250)
                                             ---------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............         72,963
     Unrealized appreciation (depreciation)..     (1,549,716)
                                             ---------------
       Net gain (loss) on investments........     (1,476,753)
                                             ---------------
         Net increase (decrease) in net
          assets resulting from operations...$    (1,609,003)
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                          THREE MONTHS  ENDED      PERIOD ENDED
OPERATIONS:                                                 MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)...............................$    (132,250)         $  1,138,792
  Net gain (loss) on investments.............................   (1,476,753)            2,797,147
                                                             -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................   (1,609,003)            3,935,939
                                                             -------------          ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions)..............................    8,409,625            26,224,213
                                                             -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges............    2,106,907             6,412,799
     Policy loans............................................      281,765               863,340
     Surrender benefits......................................      372,333             1,349,932
     Death benefits..........................................        5,163                29,810
                                                             -------------          ------------
                                                                 2,766,168             8,655,881
                                                             -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions.............................    5,643,457            17,568,332
                                                             -------------          ------------
     Net increase (decrease) in equity accounts..............    4,034,454            21,504,271

  Depositor's equity contribution (redemption)...............            0                     0


EQUITY ACCOUNTS:

  Beginning of period........................................   54,408,240            32,903,969
                                                             -------------          ------------
  End of period..............................................   58,442,694          $ 54,408,240
                                                             =============          ============

   *  The inception date of this sub-account was March 1, 1993.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                       MAR. 31                 DECEMBER 31
                                                      ---------    ----------------------------------
                                                         1997        1996         1995        1994(e)
                                                      ---------    --------     --------     --------
Accumulation unit value, beginning of period          $  14.70     $  13.43     $   9.82     $  10.00

   Income from operations:
     Net investment income (loss)...........              (.03)         .36          .37         (.06)
     Net realized and unrealized
       gain (loss) on investments...........              (.30)         .91         3.24         (.12)
                                                      --------     --------     --------     --------
       Total income (loss) from operations                (.33)        1.27         3.61         (.18)
                                                      --------     --------     --------     --------

Accumulation unit value, end of period.......         $  14.37     $  14.70     $  13.43     $   9.82
                                                      ========     ========     ========     ========

Total return  (a)............................            (2.24)%       9.46%       36.79%       (1.85)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)         $ 58,443     $ 54,408     $ 32,904     $  8,909
   Ratio of net investment income (loss) to
     average net assets  (b).................             (.90)%       2.65%        2.93%        (.72)%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Balanced Portfolio
       (635,177,127 shares;
       cost $6,706,119)......................$     7,170,144

  Accrued transfers from (to) depositor - net         23,821
                                             ---------------
       Total assets..........................      7,193,965
                                             ---------------
LIABILITIES:.................................            717
                                             ---------------
       Total net assets......................$     7,193,248
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Balanced sub-account
       (596,076.026096 units;
       $ 12.067669 unit value)...............$     7,193,248
                                             ---------------
       Total equity..........................$     7,193,248
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0

EXPENSES:

     Mortality and expense risk charges......         15,627
                                             ---------------

       Net investment income (loss)..........        (15,627)
                                             ----------------

Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............          7,946
     Unrealized appreciation (depreciation)..       (100,178)
                                             ----------------
       Net gain (loss) on investments........        (92,232)
                                             ---------------
         Net increase (decrease) in net assets
           resulting from operations.........$      (107,859)
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                           THREE MONTHS  ENDED      PERIOD ENDED
OPERATIONS:                                                  MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)................................$     (15,627)         $    153,790
  Net gain (loss) on investments..............................      (92,232)              341,121
                                                              -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations................................     (107,859)              494,911
                                                              --------------         ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions)...............................    1,133,086             3,089,782
                                                              -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges.............      198,946               575,594
     Policy loans.............................................       25,628                77,586
     Surrender benefits.......................................       25,290                84,857
     Death benefits...........................................           29                 3,961
                                                              -------------          ------------
                                                                    249,893               741,998
                                                              -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions..............................      883,193             2,347,784
                                                              -------------          ------------
     Net increase (decrease) in equity accounts...............      775,334             2,842,695

  Depositor's equity contribution (redemption)................            0              (220,175)

EQUITY ACCOUNTS:

  Beginning of period.........................................    6,417,914             3,795,394
                                                              -------------          ------------
  End of period...............................................$   7,193,248          $  6,417,914
                                                               ============          ============

   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                    MAR. 31               DECEMBER 31
                                                    -------     ------------------------------
                                                      1997        1996        1995     1994(e)

                                                    -------     -------     -------    ------
Accumulation unit value, beginning of period        $ 12.21     $ 11.13     $  9.37    $ 10.00

   Income from operations:
     Net investment income (loss)........              (.02)        .36         .37        .22
     Net realized and unrealized
       gain (loss) on investments........              (.12)        .72        1.39       (.85)
                                                    -------     -------     -------    ------
       Total income (loss) from operations             (.14)       1.08        1.76       (.63)
                                                    -------     -------     -------    -------

Accumulation unit value, end of period...           $ 12.07     $ 12.21     $ 11.13    $  9.37
                                                    =======     =======     =======    =======

Total return  (a)........................             (1.15)%      9.73%      18.73%     (6.29)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)       $ 7,193     $ 6,418     $ 3,795    $ 2,145
   Ratio of net investment income (loss) to
     average net assets  (b).............              (.90)%      3.18%       3.59%      3.06%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Utility Portfolio
       (472,543.172 shares;
       cost $5,286,819)......................$     5,542,445

  Accrued transfers from (to) depositor - net        (31,054)
                                             ---------------
       Total assets..........................      5,511,391
                                             ---------------
LIABILITIES:.................................            548
                                             ---------------
       Total net assets......................$     5,510,843
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Utility sub-account
       (425,177.012914 units;
       $ 12.961292 unit value)...............$     5,510,843
                                              --------------

       Total equity..........................$     5,510,843
                                             ===============


STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......         12,337
                                             ---------------
       Net investment income (loss)..........        (12,337)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............         58,594
     Unrealized appreciation (depreciation)..        (80,327)
                                             ---------------
       Net gain (loss) on investments........        (21,733)
                                             ----------------
         Net increase (decrease) in net
          assets resulting from operations...$       (34,070)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                             THREE MONTHS  ENDED      PERIOD ENDED
OPERATIONS:                                                    MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)..................................$     (12,337)         $    245,624
  Net gain (loss) on investments................................      (21,733)              210,007
                                                                -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations..................................      (34,070)              455,631
                                                                --------------         ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions).................................      289,673             3,245,136
                                                                -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges...............      152,664               439,973
     Policy loans...............................................       50,500                72,641
     Surrender benefits.........................................       38,968                82,531
     Death benefits.............................................        3,338                 3,350
                                                                -------------          ------------
                                                                      245,470               598,495
                                                                -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions................................       44,203             2,646,641
                                                                -------------          ------------
     Net increase (decrease) in equity accounts.................       10,133             3,102,272

  Depositor's equity contribution (redemption)..................            0              (232,644)

EQUITY ACCOUNTS:

  Beginning of period...........................................    5,500,710             2,631,082
                                                                -------------          ------------
  End of period.................................................    5,510,843          $  5,500,710
                                                                =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                    MAR. 31                  DECEMBER 31
                                                    -------      -----------------------------------
                                                      1997          1996         1995        1994(e)
                                                    --------      --------    ---------    ---------

Accumulation unit value, beginning of period        $  13.03      $  11.77     $   9.49     $  10.00

   Income from operations:
     Net investment income (loss) ...........           (.03)          .76          .49          .29
     Net realized and unrealized
       gain (loss) on investments ...........           (.04)          .50     $   1.79         (.80)
                                                    --------      --------     --------     --------
       Total income (loss) from operations ..           (.07)         1.26         2.28         (.51)
                                                    --------      --------     --------     --------

Accumulation unit value, end of period ......       $  12.96      $  13.03     $  11.77     $   9.49
                                                    ========      ========     ========     ========

Total return  (a) ...........................           (.51)%       10.64%       24.14%       (5.15)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)       $  5,511         5,501     $  2,361     $  1,215
   Ratio of net investment income (loss) to
     average net assets  (b) ................           (.90)%        6.38%        4.57%        3.71%

 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

 The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
TACTICAL ASSET ALLOCATION SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Tactical Asset Allocation Portfolio
       (1,579,926.390 shares;
       cost $18,598,898).....................$    19,833,651

  Accrued transfers from (to) depositor - net       (116,610)
                                             ---------------
       Total assets..........................     19,717,041
                                             ---------------
LIABILITIES:.................................          1,975
                                             ---------------
       Total net assets......................$    19,715,066
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Tactical Asset Allocation sub-account
       (1,470,540.184800 units;
       $13.406683  unit value)...............$    19,715,066
                                             ---------------
       Total equity..........................$    19,715,066
                                             ===============


STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......         42,746
                                             ---------------
       Net investment income (loss)..........        (42,746)
                                             ---------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............         89,830
     Change in unrealized appreciation
       (depreciation)........................       (231,059)
                                             ---------------
       Net gain (loss) on investments........       (141,229)
                                             ---------------
         Net increase (decrease) in equity
           accounts resulting from
           operations........................$      (183,975)
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                           THREE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                  MARCH 31, 1997       DECEMBER 31, 1996

  Net investment income (loss)................................$     (42,746)         $    584,042
  Net gain (loss) on investments..............................     (141,229)            1,178,927
                                                              --------------         ------------
  Net increase (decrease) in equity accounts
     resulting from operations................................     (183,975)            1,762,969
                                                              --------------         ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed).........................    2,587,336             9,061,824
                                                              -------------          ------------
  Less cost of units redeemed:
     Administrative charges...................................      439,304             1,134,737
     Policy loans.............................................       52,990               306,304
     Surrender benefits.......................................      103,635               865,689
     Death benefits...........................................       38,200                18,086
                                                              -------------          ------------
                                                                    634,129             2,324,816
                                                              -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions..............................    1,953,207             6,737,008
                                                              -------------          ------------
     Net increase (decrease) in equity accounts...............    1,769,232             8,499,977

EQUITY ACCOUNTS:

  Beginning of period.........................................   17,945,834             9,445,857
                                                              -------------          ------------
  End of period...............................................$  19,715,066          $ 17,945,834
                                                              =============          ============

  The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
TACTICAL ASSET ALLOCATION SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                      MAR. 31          DECEMBER 31
                                                      -------      -------------------
                                                        1997         1996     1995(f)
                                                      -------      -------    -------

Accumulation unit value, beginning of period          $ 13.50      $ 11.90    $ 10.00

   Income from operations:
     Net investment income (loss)...........             (.03)         .53        .61
     Net realized and unrealized
       gain (loss) on investments...........             (.06)        1.07       1.29
                                                      -------      -------    -------
       Total income (loss) from operations               (.09)        1.60       1.90
                                                      -------      -------    -------

Accumulation unit value, end of period......          $ 13.41      $ 13.50    $ 11.90
                                                      =======      =======    =======

Total return  (a)............................            (.67)%      13.40%     19.03%

Ratios and supplemental data:
   Net assets at end of period (in thousands)         $19,715      $17,946    $ 9,446
   Ratio of net investment income (loss) to
     average net assets  (b).................            (.90)%       4.35%      5.47%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

  The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
C.A.S.E. GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       C.A.S.E. Growth Portfolio
       (421,409.620 shares;
       cost $5,453,257)......................$     5,319,771

  Accrued transfers from (to) depositor - net        (11,367)
                                             ---------------
       Total assets..........................      5,308,404
                                             ---------------
LIABILITIES:.................................            532
                                             ---------------
       Total net assets......................$     5,307,872
                                             ===============

EQUITY ACCOUNTS:

  Policyowners' equity:

       C.A.S.E. Growth sub-account
       (520,554.569329 units;
       $10.147835 unit value)................$     5,282,502
                                             ---------------
  Depositor's equity:

       C.A.S.E. Growth sub-account
       (2,500.000000 units;
       $ 10.147835 unit value................         25,370
                                             ---------------



       Total equity..........................$     5,307,872
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......         11,470
                                             ---------------
       Net investment income (loss)..........        (11,470)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............          7,037
     Unrealized appreciation (depreciation)..       (355,230)
                                             ----------------
       Net gain (loss) on investments........       (348,193)
                                             ---------------
         Net increase (decrease) in net
          assets resulting from operations...$      (359,663)
                                             ===============



STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                            THREE MONTHS ENDED       PERIOD ENDED
OPERATIONS:                                                   MARCH 31, 1997      DECEMBER 31, 1996*

  Net investment income (loss)................................$     (11,470)         $     70,246
  Net gain (loss) on investments..............................     (348,193)              227,803
                                                              -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations................................     (359,663)              298,049
                                                              -------------          ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed):........................    1,370,554             4,302,715
                                                              -------------          ------------
  Less cost of units redeemed:
     Administrative charges...................................      145,745               140,145
     Policy loans.............................................       18,468                 7,028
     Surrender benefits.......................................        5,121                12,276
     Death benefits...........................................            0                     0
                                                              -------------          ------------
                                                                    169,334               159,449
                                                              -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions..............................    1,201,220             4,143,266
                                                              -------------          ------------
     Net increase (decrease) in equity accounts...............      841,557             4,441,315
  Depositors' equity contribution (redemption) ...............            0                25,000

EQUITY ACCOUNTS:

  Beginning of period.........................................    4,466,315                     0
                                                              -------------          ------------
  End of period...............................................$   5,307,872          $  4,466,315
                                                              =============          ============

  *  The inception date of this sub-account was May 1, 1996

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
C.A.S.E. GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                      MAR. 31   DECEMBER 31
                                                     --------   -----------
                                                        1997      1996(g)

Accumulation unit value, beginning of period          $ 10.81    $ 10.00

   Income from operations:
     Net investment income (loss)...........             (.02)       .37
     Net realized and unrealized
       gain (loss) on investments...........             (.64)       .44
                                                      -------    -------
       Total income (loss) from operations               (.66)       .81
                                                      -------    -------

Accumulation unit value, end of period......          $ 10.15    $ 10.81
                                                      =======    =======

Total return  (a)...........................            (6.12)%     8.09%

Ratios and supplemental data:
   Net assets at end of period (in thousands)         $ 5,308    $ 4,466
   Ratio of net investment income (loss) to
     average net assets  (b)................             (.90)%     6.11%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

     See Notes to Selected Per Unit Data and Ratios on page 78.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
VALUE EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Value Equity Portfolio
       (1,026,070.259 shares;
       cost $11,191,317).....................$    11,685,201

  Accrued transfers from (to) depositor - net       (147,896)
                                             ---------------
       Total assets..........................     11,537,305
                                             ---------------
LIABILITIES:.................................          1,174
                                             ---------------
       Total net assets......................$    11,536,131
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       Value Equity sub-account
       (996,595.958314 units;
       $ 11.347803  unit value)..............$    11,309,175
                                             ---------------
  Depositor's equity:

       Value Equity sub-account
       (20,000.000000 units;
       $11.347803 unit value.................        226,956
                                             ---------------
       Total equity..........................$    11,536,131
                                             ===============
STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:
     Mortality and expense risk charges......         23,139
                                             ---------------
       Net investment income (loss)..........        (23,139)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............         28,736
     Unrealized appreciation (depreciation)..        (39,460)
                                             ---------------
       Net gain (loss) on investments........        (10,724)
                                             ---------------
         Net increase (decrease) in net assets
           resulting from operations.........$       (33,863)
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                            THREE MONTHS ENDED       PERIOD ENDED
OPERATIONS:                                                   MARCH 31, 1997      DECEMBER 31, 1996*

  Net investment income (loss).................................$     (23,139)         $     18,724
  Net gain (loss) on investments...............................      (10,724)              603,734
                                                               -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations.................................      (33,863)              622,458
                                                               -------------          ------------

EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):

     Net payments (redemptions)................................    2,886,104             8,292,350
                                                               -------------          ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges..............      159,139               152,948
     Policy loans..............................................        6,834                36,190
     Surrender benefits........................................       37,359                38,448
     Death benefits............................................            0                     0
                                                               -------------          ------------
                                                                     203,332               227,586
                                                               -------------          ------------
     Increase (decrease) in equity accounts from
       capital unit transactions...............................    2,682,772             8,064,764
                                                               -------------          ------------
     Net increase (decrease) in equity accounts................    2,648,909             8,687,222
  Depositors' equity contribution (redemption) ................            0               200,000

EQUITY ACCOUNTS:

  Beginning of period..........................................    8,887,222                     0
                                                               -------------          ------------
  End of period................................................$  11,536,131          $  8,887,222
                                                               =============          ============


  * The inception date of this sub-account was May 1, 1996

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
VALUE EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                     MAR.31    DECEMBER 31
                                                    -------    -----------
                                                      1997       1996(g)
                                                    -------      -------
Accumulation unit value, beginning of period        $ 11.25      $ 10.00

   Income from operations:
     Net investment income (loss)........              (.03)         .05
     Net realized and unrealized
       gain (loss) on investments........               .13         1.20
                                                    -------      -------
       Total income (loss) from operations              .10         1.25
                                                    -------      -------

Accumulation unit value, end of period...           $ 11.35      $ 11.25
                                                    =======      =======

Total return (a).........................               .86%       12.51%

Ratios and supplemental data:
   Net assets at end of period (in thousands)       $11,536      $ 8,887
   Ratio of net investment income to
     average net assets (b)..............              (.90)%        .77%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
INTERNATIONAL EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       International Equity Portfolio
       (shares 75,751.742;
       cost $759,754)........................$       772,057

  Accrued transfers from (to) depositor - net         11,523
                                             ---------------
       Total assets..........................        783,580
                                             ---------------
LIABILITIES:.................................             76
                                             ---------------
       Total net assets......................$       783,504
                                             ===============

EQUITY ACCOUNTS:

  Policyowners' equity:

       International Equity sub-account
       (37,043.000744 units;
       $10.169696 unit value)................$       376,716
                                             ---------------
  Depositor's equity:

       International Equity sub-account
       (40,000.000000 units;
       $ 10.169696  unit value...............        406,788
                                            ---------------
       Total equity..........................$       783,504
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......          2,012
                                             ---------------
       Net investment income (loss)..........         (2,012)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............          7,477
     Unrealized appreciation (depreciation)..         12,303
                                             ---------------
       Net gain (loss) on investments........         19,780
                                             ---------------
         Net increase (decrease) in net assets
           resulting from operations.........$        17,768
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                            THREE MONTHS ENDED
OPERATIONS:                                                   MARCH 31, 1997*

  Net investment income (loss)................................  $     (2,012)
  Net gain (loss) on investments..............................        19,780
                                                                ------------
  Net increase (decrease) in equity accounts
     resulting from operations................................        17,768
                                                                ------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions)...............................       372,572
                                                                ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges.............         5,490
     Policy loans.............................................           868
     Surrender benefits.......................................           478
     Death benefits...........................................             0
                                                                ------------
                                                                       6,836
     Increase (decrease) in equity accounts from
       capital unit transactions..............................       365,736
                                                                ------------
     Net increase (decrease) in equity accounts...............       383,504
  Depositor's equity contribution (redemption)................       400,000

EQUITY ACCOUNTS:

  Beginning of period.........................................             0
                                                                ------------
  End of period...............................................  $    783,504
                                                                ============

     * The inception date of this sub-account was January 2, 1997

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
INTERNATIONAL EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                  MAR.31
                                                  -------
                                                  1997(h)
                                                  -------
Accumulation unit value, beginning of period      $ 10.00

   Income from operations:
     Net investment income (loss)........            (.00)
     Net realized and unrealized
       gain (loss) on investments........             .17
                                                  -------
       Total income (loss) from operations            .17
                                                  -------

Accumulation unit value, end of period...         $ 10.17
                                                  =======

Total return (a).........................            1.70%

Ratios and supplemental data:
   Net assets at end of period (in thousands)     $   784
   Ratio of net investment income to
     average net assets (b)..............            (.90)%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

   See Notes to Selected Per Unit Data and Ratios on page 78.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
U.S. EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                       MARCH 31, 1997

  Investments at net asset value:
     WRL Series Fund, Inc.:
       U.S. Equity Portfolio
       ( shares 46,323.982;
       cost $470,956)........................$       454,531

  Accrued transfers from (to) depositor - net          1,881
                                             ---------------
       Total assets..........................        456,412
                                             ---------------
LIABILITIES:.................................             46
                                             ---------------
       Total net assets......................$       456,366
                                             ===============
EQUITY ACCOUNTS:

  Policyowners' equity:

       U.S. Equity sub-account
       (26,612.741949 units;
       $9.790581 unit value)................ $       260,554
                                             ---------------
  Depositor's equity:

       U.S. Equity sub-account
       (20,000.000000 units;
       $9.790581 unit value..................$       195,812
                                             ---------------
       Total equity..........................$       456,366
                                             ===============


STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED
INVESTMENT INCOME:                            MARCH 31, 1997

     Dividend income.........................$             0
     Capital gain distributions..............              0
                                             ---------------
                                                           0
EXPENSES:

     Mortality and expense risk charges......            712
                                             ---------------
       Net investment income (loss)..........           (712)
                                             ----------------
Net realized and unrealized gain (loss)
 on investments:
     Net realized gain (loss) from
       securities transactions...............            502
     Unrealized appreciation (depreciation)..        (16,425)
                                             ---------------
       Net gain (loss) on investments........        (15,923)
                                             ---------------
         Net increase (decrease) in net assets
           resulting from operations.........$       (16,635)
                                             ===============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS

                                                             THREE MONTHS ENDED
OPERATIONS:                                                    MARCH 31, 1997*

  Net investment income (loss)............................... $       (712)
  Net gain (loss) on investments.............................      (15,923)
                                                              -------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................      (16,635)
                                                              -------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):

     Net payments (redemptions)..............................      274,715
                                                              ------------
  Less cost of units redeemed:
     Cost of insurance and administrative charges............        1,207
     Policy loans............................................          194
     Surrender benefits......................................          313
     Death benefits..........................................            0
                                                              ------------
                                                                     1,714
                                                              ------------
     Increase (decrease) in equity accounts from
       capital unit transactions.............................      273,001
                                                              ------------
     Net increase (decrease) in equity accounts..............      256,366
  Depositor's equity contribution (redemption)...............      200,000

EQUITY ACCOUNTS:

  Beginning of period........................................            0
                                                              ------------
  End of period.............................................. $    456,366
                                                              ============

     * The inception date of this sub-account was January 2, 1997

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
U.S. EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                 MARCH  31
                                                 ---------
                                                  1997(h)
                                                  -------
Accumulation unit value, beginning of period      $ 10.00

   Income from operations:
     Net investment income (loss)........             .00
     Net realized and unrealized
       gain (loss) on investments........            (.21)
                                                  -------
       Total income (loss) from operations           (.21)
                                                  -------

Accumulation unit value, end of period...         $  9.79
                                                  =======

Total return.............................           (2.09)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)      $  456
   Ratio of net investment income to
     average net assets..................            (.90)%


 * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

NOTES TO SELECTED PER UNIT DATA AND RATIOS

(a) For periods less than one year, the total return is not annualized.

(b) For periods less than one year, the ratio of net investment income to average net assets is annualized.

(c) The inception date of this Sub-Account was December 3, 1992.

(d) The inception date of this Sub-Account was March 1, 1993.

(e) The inception date of this Sub-Account was March 1,1994.

(f) The inception date of this Sub-Account was January 3,1995.

(g) The inception date of this Sub-Account was May 1,1996.

(h) The inception date of this Sub-Account was January 2,1997.


   The Notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------
MARCH 31, 1997


NOTE 1 - ORGANIZATION AND SUMMARY OF
         SIGNIFICANT ACCOUNTING POLICIES

    The WRL Series Life Account (the "Life Account") was established as a variable life insurance separate account of the Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains fifteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding portfolio of the WRL Series Fund, Inc. (the "Fund"), a registered management investment company under the Investment Company Act of 1940, as amended. These portfolios and their respective investment management organizations are as follows:

PORTFOLIO                    INVESTMENT MANAGER

Money Market                 J.P. Morgan Investment
                                  Management, Inc.
Bond                         Janus Capital Corporation
                                  ("JCC")
Growth                       JCC
Short-to-Intermediate        AEGON USA Investment
     Government                   Management, Inc.("AIMI")
Global                       JCC
Equity-Income                Luther King Capital
                                  Management Corporation
Emerging Growth              Van Kampen American
                                  Capital Asset
                                  Management, Inc.
Aggressive Growth            Fred Alger Management, Inc.
Balanced                     AIMI
Utility                      Federated Investment
                                  Counseling
Tactical Asset               Dean Investment
      Allocation                  Associates
C.A.S.E. Growth              C.A.S.E. Management, Inc.
Value Equity                 NWQ InvestmentManagement
                                  Company, Inc.
International Equity         ScottishEquitable Investment
                                  Mgmt., Ltd, ("Scottish
                                  Equitable") and GE
                              Investment Management,
                                  Inc. ("GE")
U.S. Equity                  GE

    WRL and AIMI are indirectly wholly-owned subsidiaries of AEGON USA, Inc., which along with Scottish Equitable are indirect wholly-owned subsidiaries of AEGON nv, a Netherlands corporation.

    The Life Account holds assets to support the benefits under flexible premium variable universal life insurance policies (the "Policies") issued by WRL, which issued the first of such Policies on October 3, 1986. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the report amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently used in preparation of the Trust's financial statements.

A.   VALUATION OF INVESTMENTS

      The investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund on March 31, 1997. Investment transactions are accounted for on the trade date, using the Fund NAV next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in first-out basis.

B.   FEDERAL INCOME TAXES

      The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 - CHARGES AND DEDUCTIONS

    Charges are assessed by WRL in connection with issuance and administration of the Policies.

A.   POLICY CHARGES

     Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the sub-accounts. Contingent surrender charges also apply.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
(UNAUDITED)

MARCH 31, 1997

B.   LIFE ACCOUNT CHARGES

         A daily charge equal to an annual rate of 0.90% of average daily net assets of the Life Account is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 - DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Fund's Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining portfolios are typically declared and reinvested semi-annually, while capital gain distributions are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Life Account the next business day after declaration.

NOTE 4 - OTHER MATTERS

     As of March 31, 1997 the equity accounts include net unrealized appreciation (depreciation) on investments as follows:

   SUB-ACCOUNT
   -----------
   Money Market............................$           n/a
   Bond....................................       (353,163)
   Growth..................................     64,298,257
   Short-to-Intermediate Government........        (20,132)
   Global..................................     12,857,658
   Equity-Income...........................      7,891,758
   Emerging Growth.........................     12,341,757
   Aggressive Growth.......................      2,010,999
   Balanced................................        464,025
   Utility.................................        255,626
   Tactical Asset Allocation...............      1,234,753
   C.A.S.E. Growth.........................       (133,486
   Value Equity............................        493,884
   International Equity....................         12,303
   U.S. Equity.............................        (16,425)

WRL SERIES LIFE ACCOUNT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policyholders of the WRL Series Life Account

In our opinion, the accompanying statements of assets, liabilities and equity accounts and the related statements of operations and of changes in equity accounts and the selected per unit data and ratios present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1996, the results of each of their operations, the changes in each of their equity accounts and the selected per unit data and ratios for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Life Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Kansas City, Missouri
January 31, 1997

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS
At December 31, 1996
--------------------------------------------------------------------------------

                                     MONEY MARKET         BOND             GROWTH
                                      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series
    Fund, Inc.:
    Shares .......................  12,430,543.580    1,081,304.989      9,980,909.027
                                    ==============   ==============   ================
    Cost .........................  $   12,430,544   $   11,856,263   $    268,315,218
                                    ==============   ==============   ================
  Investments, at net
    asset value .................   $   12,430,544   $   11,577,785   $    349,344,591
  Accrued transfers from
    (to) depositor - net.........          309,485            6,763            146,685
                                    --------------   --------------   ----------------
   Total assets .................       12,740,029       11,584,548        349,491,276
                                    --------------   --------------   ----------------
LIABILITIES: ....................                0                0                  0
                                    --------------   --------------   ----------------
   Total net assets .............   $   12,740,029   $   11,584,548   $    349,491,276
                                    ==============   ==============   ================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ........................   824,579.964824   593,289.952352   7,208,481.980640
                                    ==============   ==============   ================
   Unit value ...................   $    15.450326   $    19.525946   $      48.483339
                                    ==============   ==============   ================
   Policy Owners' equity ........   $   12,740,029   $   11,584,548   $    349,491,276
                                    --------------   --------------   ----------------
 Depositor's equity:
   Units ........................              N/A              N/A                N/A
                                    ==============   ==============   ================
   Unit value ...................   $          N/A   $          N/A   $            N/A
                                    ==============   ==============   ================
   Depositor's equity ...........   $          N/A   $          N/A   $            N/A
                                    --------------   --------------   ----------------
   Total equity .................   $   12,740,029   $   11,584,548   $    349,491,276
                                    ==============   ==============   ================


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                           SHORT-TO-
                                         INTERMEDIATE
                                          GOVERNMENT          GLOBAL             EQUITY-INCOME
                                          SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series
    Fund, Inc.:
    Shares ...........................     166,836.195        4,589,097.306        3,994,063.092
                                        ==============   ==================   ==================
    Cost .............................  $    1,727,550   $       74,042,621   $       48,072,935
                                        ==============   ==================   ==================
  Investments, at net
    asset value .....................   $    1,709,208   $       83,132,258   $       55,805,919
  Accrued transfers from
    (to) depositor - net ............              629               26,825               93,808
                                        --------------   ------------------   ------------------
   Total assets .....................        1,709,837           83,159,083           55,899,727
                                        --------------   ------------------   ------------------
LIABILITIES: ........................                0                    0                    0
                                        --------------   ------------------   ------------------
   Total net assets .................   $    1,709,837   $       83,159,083   $       55,899,727
                                        ==============   ==================   ==================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ............................   144,300.578938     5,497,026.869725     3,569,906.038362
                                        ==============   ==================   ==================
   Unit value .......................   $    11.849133   $        15.128011   $        15.658599
                                        ==============   ==================   ==================
   Policy Owners' equity ............   $    1,709,837   $       83,159,083   $       55,899,727
                                        --------------   ------------------   ------------------
 Depositor's equity:
   Units ............................              N/A                  N/A                  N/A
                                        ==============   ==================   ==================
   Unit value .......................   $          N/A   $              N/A   $              N/A
                                        ==============   ==================   ==================
   Depositor's equity ...............   $          N/A   $              N/A   $              N/A
                                        --------------   ------------------   ------------------
   Total equity .....................   $    1,709,837   $       83,159,083   $       55,899,727
                                        ==============   ==================   ==================


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                   EMERGING           AGGRESSIVE
                                    GROWTH              GROWTH             BALANCED          UTILITY
                                  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series
    Fund, Inc.:
    Shares .................      5,847,526.379       3,834,189.958       560,844.519       467,360.223
                              =================   =================   ===============   ===============
    Cost ...................  $      85,429,168   $      50,800,484   $     5,826,446   $     5,161,533
                              =================   =================   ===============   ===============
  Investments, at net
    asset value ...........   $     107,952,036   $      54,361,199   $     6,390,648   $     5,497,485
  Accrued transfers from
    (to) depositor - net ..             (26,863)             47,041            27,266             3,225
                              -----------------   -----------------   ---------------   ---------------
   Total assets ...........         107,925,173          54,408,240         6,417,914         5,500,710
                              -----------------   -----------------   ---------------   ---------------
LIABILITIES: ..............                   0                   0                 0                 0
                              -----------------   -----------------   ---------------   ---------------
   Total net assets .......   $     107,925,173   $      54,408,240   $     6,417,914   $     5,500,710
                              =================   =================   ===============   ===============
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ..................    5,531,857.748031    3,702,244.184822    525,703.773282    422,239.257570
                              =================   =================   ===============   ===============
   Unit value .............   $       19.509752   $       14.696016   $     12.208232   $     13.027472
                              =================   =================   ===============   ===============
   Policy Owners' equity ..   $     107,925,173   $      54,408,240   $     6,417,914   $     5,500,710
                              -----------------   -----------------   ---------------   ---------------
 Depositor's equity:
   Units ..................                 N/A                 N/A               N/A               N/A
                              =================   =================   ===============   ===============
   Unit value .............   $             N/A   $             N/A   $           N/A   $           N/A
                              =================   =================   ===============   ===============
   Depositor's equity .....   $             N/A   $             N/A   $           N/A   $           N/A
                              -----------------   -----------------   ---------------   ---------------
   Total equity ...........   $     107,925,173   $      54,408,240   $     6,417,914   $     5,500,710
                              =================   =================   ===============   ===============



                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                               TACTICAL ASSET
                                 ALLOCATION        C.A.S.E. GROWTH        VALUE EQUITY
                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series
    Fund, Inc.:
    Shares ...............        1,416,731.210          330,995.828          787,552.975
                             ==================   ==================   ==================
    Cost .................   $       16,400,180   $        4,219,207   $        8,339,630
                             ==================   ==================   ==================
  Investments, at net
    asset value ..........   $       17,865,991   $        4,440,951   $        8,872,975
  Accrued transfers from
    (to) depositor - net .               79,843               25,364               14,247
                             ------------------   ------------------   ------------------
   Total assets ..........           17,945,834            4,466,315            8,887,222
                             ------------------   ------------------   ------------------
LIABILITIES: .............                    0                    0                    0
                             ------------------   ------------------   ------------------
   Total net assets ......   $       17,945,834   $        4,466,315   $        8,887,222
                             ==================   ==================   ==================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units .................     1,329,562.261984       410,689.701539       769,884.882222
                             ==================   ==================   ==================
   Unit value ............   $        13.497551   $        10.809358   $        11.251288
                             ==================   ==================   ==================
   Policy Owners' equity .   $       17,945,834   $        4,439,292   $        8,662,196
                             ------------------   ------------------   ------------------
 Depositor's equity:
   Units .................                  N/A         2,500.000000        20,000.000000
                             ==================   ==================   ==================
   Unit value ............   $              N/A   $        10.809358   $        11.251288
                             ==================   ==================   ==================
   Depositor's equity ....   $              N/A   $           27,023   $          225,026
                             ------------------   ------------------   ------------------
   Total equity ..........   $       17,945,834   $        4,466,315   $        8,887,222
                             ==================   ==================   ==================

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the year or period ended December 31, 1996
-------------------------------------------------------------------------------


                                          MONEY MARKET       BOND             GROWTH
                                          SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ....................     $   599,024     $   648,087      $ 3,365,272
 Capital gain distributions .........               0               0       18,714,436
                                          -----------     -----------      -----------
                                              599,024         648,087       22,079,708
EXPENSES:
 Mortality and expense risk .........         107,839          95,075        2,769,209
                                          -----------     -----------      -----------
  Net investment income
    (loss) ..........................         491,185         553,012       19,310,499
                                          -----------     -----------      -----------
 Net realized and unrealized
   gain (loss) on
   investments:
     Net realized gain (loss)
      from securities
      transactions ..................               0        (182,715)       5,591,331
  Change in unrealized
    appreciation
    (depreciation) ..................               0        (431,243)      21,327,329
                                          -----------     -----------      -----------
   Net gain (loss) on
     investments ....................               0        (613,958)      26,918,660
                                          -----------     -----------      -----------
   Net increase (decrease)
     in equity accounts
     resulting from
     operations .....................     $   491,185     $   (60,946)     $46,229,159
                                          ===========     ===========      ===========




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                            SHORT-TO-
                                          INTERMEDIATE
                                           GOVERNMENT        GLOBAL      EQUITY-INCOME
                                           SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ....................     $    81,747      $   847,718     $ 1,181,014
 Capital gain distributions .........               0        6,217,741       1,886,627
                                          -----------      -----------     -----------
                                               81,747        7,065,459       3,067,641
EXPENSES:
 Mortality and expense risk .........          13,774          541,245         421,973
                                          -----------      -----------     -----------
  Net investment income
    (loss) ..........................          67,973        6,524,214       2,645,668
                                          -----------      -----------     -----------
 Net realized and unrealized
   gain (loss) on
   investments:
     Net realized gain (loss)
      from securities
      transactions ..................          27,823          885,817         353,541
  Change in unrealized
    appreciation
    (depreciation) ..................         (56,871)       5,488,447       3,281,994
                                          -----------      -----------     -----------
   Net gain (loss) on
     investments ....................         (29,048)       6,374,264       3,635,535
                                          -----------      -----------     -----------
   Net increase (decrease)
     in equity accounts
     resulting from
     operations .....................     $    38,925      $12,898,478     $ 6,281,203
                                          ===========      ===========     ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                           EMERGING       AGGRESSIVE
                                            GROWTH          GROWTH         BALANCED         UTILITY
                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ....................     $     3,998     $   614,817     $   143,613     $   139,429
 Capital gain distributions .........       4,733,022         918,863          54,644         141,611
                                          -----------     -----------     -----------     -----------
                                            4,737,020       1,533,680         198,257         281,040
EXPENSES:
 Mortality and expense risk .........         802,068         394,888          44,467          35,416
                                          -----------     -----------     -----------     -----------
  Net investment income
    (loss) ..........................       3,934,952       1,138,792         153,790         245,624
                                          -----------     -----------     -----------     -----------
 Net realized and unrealized
   gain (loss) on
   investments:
     Net realized gain (loss)
      from securities
      transactions ..................       1,314,430       2,253,657          89,518         119,018
  Change in unrealized
    appreciation
    (depreciation) ..................       7,969,623         543,490         251,603          90,989
                                          -----------     -----------     -----------     -----------
   Net gain (loss) on
     investments ....................       9,284,053       2,797,147         341,121         210,007
                                          -----------     -----------     -----------     -----------
   Net increase (decrease)
     in equity accounts
     resulting from
     operations .....................     $13,219,005     $ 3,935,939     $   494,911     $   455,631
                                          ===========     ===========     ===========     ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                         TACTICAL ASSET
                                           ALLOCATION    C.A.S.E. GROWTH  VALUE EQUITY
                                          SUB-ACCOUNT    SUB-ACCOUNT(a)   SUB-ACCOUNT(a)
INVESTMENT INCOME:
 Dividend income ....................     $   385,057     $    14,793     $    29,100
 Capital gain distributions .........         322,411          66,911          12,295
                                          -----------     -----------     -----------
                                              707,468          81,704          41,395
EXPENSES:
 Mortality and expense risk .........         123,426          11,458          22,671
                                          -----------     -----------     -----------
  Net investment income
    (loss) ..........................         584,042          70,246          18,724
                                          -----------     -----------     -----------
 Net realized and unrealized
   gain (loss) on
   investments:
     Net realized gain (loss)
      from securities
      transactions ..................         328,835           6,058          70,390
  Change in unrealized
    appreciation
    (depreciation) ..................         850,092         221,745         533,344
                                          -----------     -----------     -----------
   Net gain (loss) on
     investments ....................       1,178,927         227,803         603,734
                                          -----------     -----------     -----------
   Net increase (decrease)
     in equity accounts
     resulting from
     operations .....................     $ 1,762,969     $   298,049     $   622,458
                                          ===========     ===========     ===========

(a) The inception date of this sub-account was May 1, 1996.

The notes to the financial statements are an integral part of this report.

                                        83

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN EQUITY ACCOUNTS
For the year or period ended
--------------------------------------------------------------------------------

                                                 MONEY MARKET                  BOND
                                                 SUB-ACCOUNT                SUB-ACCOUNT
                                                 DECEMBER 31                DECEMBER 31
                                         -------------------------   ---------------------------
                                             1996          1995           1996          1995
                                         -----------   -----------   -------------   -----------
OPERATIONS:
  Net investment income (loss) .......   $   491,185   $   397,410   $    553,012    $   459,977
  Net gain (loss) on investments .....             0             0       (613,958)     1,080,157
                                         -----------   -----------   ------------    -----------
  Net increase (decrease) in equity
    accounts resulting from operations       491,185       397,410        (60,946)     1,540,134
                                         -----------   -----------   ------------    -----------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)      5,217,298     3,139,280      3,451,573      3,749,029
                                         -----------   -----------   ------------    -----------
  Less cost of units redeemed:
   Administrative charges ............     2,639,279     1,356,484      1,314,254        916,494
   Policy loans ......................       285,757       219,767        191,268        197,829
   Surrender benefits ................       776,305       899,893        338,599        357,384
   Death benefits ....................        25,737         7,670         28,090         10,202
                                         -----------   -----------   ------------    -----------
                                           3,727,078     2,483,814      1,872,211      1,481,909
                                         -----------   -----------   ------------    -----------
   Increase (decrease) in equity
     accounts from capital unit
     transactions ....................     1,490,220       655,466      1,579,362      2,267,120
                                         -----------   -----------   ------------    -----------
   Net increase (decrease) in
     equity accounts .................     1,981,405     1,052,876      1,518,416      3,807,254
  Depositors' equity contribution
    (redemption) .....................             0             0              0              0
EQUITY ACCOUNTS:
  Beginning of period ................    10,758,624     9,705,748     10,066,132      6,258,878
                                         -----------   -----------   ------------    -----------
  End of period ......................   $12,740,029   $10,758,624   $ 11,584,548    $10,066,132
                                         ===========   ===========   ============    ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                              GROWTH
                                                            SUB-ACCOUNT
                                                            DECEMBER 31
                                                   -----------------------------
                                                       1996             1995
                                                   ------------     ------------
OPERATIONS:
  Net investment income (loss) ...............     $ 19,310,499     $ 23,250,380
  Net gain (loss) on investments .............       26,918,660       54,801,782
                                                   ------------     ------------
  Net increase (decrease) in equity
    accounts resulting from operations .......       46,229,159       78,052,162
                                                   ------------     ------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ........       91,555,979       61,850,933
                                                   ------------     ------------
  Less cost of units redeemed:
   Administrative charges ....................       29,331,415       23,714,204
   Policy loans ..............................        8,442,970        5,518,596
   Surrender benefits ........................       12,385,662        8,982,170
   Death benefits ............................          600,920          711,078
                                                   ------------     ------------
                                                     50,760,967       38,926,048
                                                   ------------     ------------
   Increase (decrease) in equity
     accounts from capital unit
     transactions ............................       40,795,012       22,924,885
                                                   ------------     ------------
   Net increase (decrease) in
     equity accounts .........................       87,024,171      100,977,047
  Depositors' equity contribution
    (redemption) .............................                0                0
EQUITY ACCOUNTS:
  Beginning of period ........................      262,467,105      161,490,058
                                                   ------------     ------------
  End of period ..............................     $349,491,276     $262,467,105
                                                   ============     ============

                                          SHORT-TO-INTERMEDIATE
                                               GOVERNMENT                    GLOBAL                    EQUITY-INCOME
                                               SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                                               DECEMBER 31                 DECEMBER 31                  DECEMBER 31
                                        ------------------------   --------------------------   -------------------------
                                            1996          1995         1996           1995          1996          1995
                                        -----------   ----------   -----------    -----------   -----------   -----------
OPERATIONS:
 Net investment income (loss) .......   $   67,973    $   62,086   $ 6,524,214    $ 1,187,745   $ 2,645,668   $ 1,756,089
 Net gain (loss) on investments .....      (29,048)       68,387     6,374,264      4,626,003     3,635,535     4,992,475
                                        ----------    ----------   -----------    -----------   -----------   -----------
 Net increase (decrease) in equity
   accounts resulting from operations       38,925       130,473    12,898,478      5,813,748     6,281,203     6,748,564
                                        ----------    ----------   -----------    -----------   -----------   -----------
QUITY TRANSACTIONS:
 Proceeds from units sold (redeemed)       442,872       679,242    43,696,555     15,012,786    16,832,424    14,236,727
                                        ----------    ----------   -----------    -----------   -----------   -----------
 Less cost of units redeemed:
  Administrative charges ............      178,533       141,954     6,463,101      4,017,781     4,528,541     3,380,854
  Policy loans ......................       33,708        52,521     1,465,510        666,264       920,628       657,750
  Surrender benefits ................       77,704        41,967     2,225,874        721,584     1,300,527       918,863
  Death benefits ....................            0           144        62,009         44,234       112,479        28,153
                                        ----------    ----------   -----------    -----------   -----------   -----------
                                           289,945       236,586    10,216,494      5,449,863     6,862,175     4,985,620
                                        ----------    ----------   -----------    -----------   -----------   -----------
  Increase (decrease) in equity
    accounts from capital unit
    transactions ....................      152,927       442,656    33,480,061      9,562,923     9,970,249     9,251,107
                                        ----------    ----------   -----------    -----------   -----------   -----------
  Net increase (decrease) in
    equity accounts .................      191,852       573,129    46,378,539     15,376,671    16,251,452    15,999,671
 Depositors' equity contribution
   (redemption) .....................            0             0      (268,153)             0             0             0
QUITY ACCOUNTS:
 Beginning of period ................    1,517,985       944,856    37,048,697     21,672,026    39,648,275    23,648,604
                                        ----------    ----------   -----------    -----------   -----------   -----------
 End of period ......................   $1,709,837    $1,517,985   $83,159,083    $37,048,697   $55,899,727   $39,648,275
                                        ==========    ==========   ===========    ===========   ===========   ===========

                                                     EMERGING GROWTH          AGGRESSIVE GROWTH
                                                       SUB-ACCOUNT               SUB-ACCOUNT
                                                       DECEMBER 31               DECEMBER 31
                                             --------------------------   -------------------------
                                                 1996           1995         1996           1995
                                             ------------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ...........   $  3,934,952   $ 2,356,904   $ 1,138,792   $   663,994
  Net gain (loss) on investments .........      9,284,053    16,180,870     2,797,147     4,424,350
                                             ------------   -----------   -----------   -----------
  Net increase (decrease) in equity
    accounts resulting from operations ...     13,219,005    18,537,774     3,935,939     5,088,344
                                             ------------   -----------   -----------   -----------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ....     40,944,477    21,556,186    26,224,213    23,169,917
                                             ------------   -----------   -----------   -----------
  Less cost of units redeemed:
   Administrative charges ................      9,201,102     5,846,452     6,412,799     2,568,298
   Policy loans ..........................      2,095,860     1,387,434       863,340       627,821
   Surrender benefits ....................      2,754,328     1,602,690     1,349,932       712,307
   Death benefits ........................         91,972        38,971        29,810        80,922
                                             ------------   -----------   -----------   -----------
                                               14,143,262     8,875,547     8,655,881     3,989,348
                                             ------------   -----------   -----------   -----------
   Increase (decrease) in equity
     accounts from capital unit
     transactions ........................     26,801,215    12,680,639    17,568,332    19,180,569
                                             ------------   -----------   -----------   -----------
   Net increase (decrease) in
     equity accounts .....................     40,020,220    31,218,413    21,504,271    24,268,913
  Depositors' equity contribution
    (redemption) .........................              0             0             0      (274,290)
EQUITY ACCOUNTS:
  Beginning of period ....................     67,904,953    36,686,540    32,903,969     8,909,346
                                             ------------   -----------   -----------   -----------
  End of period ..........................   $107,925,173   $67,904,953   $54,408,240   $32,903,969
                                             ============   ===========   ===========   ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                BALANCED
                                                               SUB-ACCOUNT
                                                               DECEMBER 31
                                                        ------------------------
                                                           1996          1995
                                                        ----------    ----------
OPERATIONS:
  Net investment income (loss) ......................   $  153,790    $  102,635
  Net gain (loss) on investments ....................      341,121       401,549
                                                        ----------    ----------
  Net increase (decrease) in equity
   accounts resulting from operations ...............      494,911       504,184
                                                        ----------    ----------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ...............    3,089,782     1,545,514
                                                        ----------    ----------
  Less cost of units redeemed:
   Administrative charges ...........................      575,594       327,290
   Policy loans .....................................       77,586        29,025
   Surrender benefits ...............................       84,857        27,726
   Death benefits ...................................        3,961        14,811
                                                        ----------    ----------
                                                           741,998       398,852
                                                        ----------    ----------
   Increase (decrease) in equity
    accounts from capital unit
    transactions ....................................    2,347,784     1,146,662
                                                        ----------    ----------
   Net increase (decrease) in
    equity accounts .................................    2,842,695     1,650,846
  Depositors' equity contribution
   (redemption) .....................................     (220,175)            0
EQUITY ACCOUNTS:
  Beginning of period ...............................    3,795,394     2,144,548
                                                        ----------    ----------
  End of period .....................................   $6,417,914    $3,795,394
                                                        ==========    ==========

                                                                                                          C.A.S.E.        VALUE
                                                   UTILITY                TACTICAL ASSET ALLOCATION        GROWTH         EQUITY
                                                 SUB-ACCOUNT                      SUB-ACCOUNT            SUB-ACCOUNT   SUB-ACCOUNT
                                                 DECEMBER 31                    DECEMBER 31              DECEMBER 31   DECEMBER 31
                                          --------------------------     ---------------------------     -----------   -----------
                                             1996            1995           1996          1995(a)          1996(b)       1996(b)
                                          ----------      ----------     -----------    ------------     -----------   -----------

OPERATIONS:
  Net investment income (loss) ........   $  245,624      $   88,634     $   584,042     $  314,171      $   70,246     $   18,724
  Net gain (loss) on investments ......      210,007         336,528       1,178,927        733,874         227,803        603,734
                                          ----------      ----------     -----------     ----------      ----------     ----------
  Net increase (decrease) in equity
   accounts resulting from operations .      455,631         425,162       1,762,969      1,048,045         298,049        622,458
                                          ----------      ----------     -----------     ----------      ----------     ----------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) .    3,245,136       1,368,262       9,061,824      9,081,189       4,302,715      8,292,350
                                          ----------      ----------     -----------     ----------      ----------     ----------
  Less cost of units redeemed:
   Administrative charges .............      439,973         221,419       1,134,737        434,848         140,145        152,948
   Policy loans .......................       72,641          26,862         306,304        145,685           7,028         36,190
   Surrender benefits .................       82,531         126,576         865,689         70,630          12,276         38,448
   Death benefits .....................        3,350           2,896          18,086         22,440               0              0
                                          ----------      ----------     -----------     ----------      ----------     ----------
                                             598,495         377,753       2,324,816        673,603         159,449        227,586
                                          ----------      ----------     -----------     ----------      ----------     ----------
   Increase (decrease) in equity
    accounts from capital unit
    transactions ......................    2,646,641         990,509       6,737,008      8,407,586       4,143,266      8,064,764
                                          ----------      ----------     -----------     ----------      ----------     ----------
   Net increase (decrease) in
    equity accounts ...................    3,102,272       1,415,671       8,499,977      9,455,631       4,441,315      8,687,222
  Depositors' equity contribution
   (redemption) .......................     (232,644)              0               0         (9,774)         25,000        200,000
EQUITY ACCOUNTS:
  Beginning of period .................    2,631,082       1,215,411       9,445,857              0               0              0
                                          ----------      ----------     -----------     ----------      ----------     ----------
  End of period .......................   $5,500,710      $2,631,082     $17,945,834     $9,445,857      $4,466,315     $8,887,222
                                          ==========      ==========     ===========     ==========      ==========     ==========

(a) The inception date of this sub-account was January 3, 1995.
(b) The inception date of this sub-account was May 1, 1996.

The notes to the financial statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the period ended
--------------------------------------------------------------------------------

                                                            MONEY MARKET
                                                            SUB-ACCOUNT
                                                             DECEMBER 31
                                         ------------------------------------------------
                                           1996       1995      1994      1993      1992
                                         --------   -------    ------    ------    ------
Accumulation unit value, beginning
  of period ..........................   $ 14.83    $ 14.19    $13.84    $13.63    $13.33
 Income from operations:
  Net investment income (loss) .......      0.62       0.64      0.35      0.21      0.30
  Net realized and unrealized gain
     (loss) on investments ...........      0.00       0.00      0.00      0.00      0.00
                                         -------    -------    ------    ------    ------
    Total income (loss) from
      operations .....................      0.62       0.64      0.35      0.21      0.30
                                         -------    -------    ------    ------    ------
Accumulation unit value,
  end of period ......................   $ 15.45    $ 14.83    $14.19    $13.84    $13.63
                                         =======    =======    ======    ======    ======
Total return (a) .....................      4.17%      4.49%     2.58%     1.52%     2.24%

Ratios and supplemental data:
 Net assets at end of period
    (in thousands) ...................   $12,740    $10,759    $9,706    $4,985    $4,619
 Ratio of net investment income (loss)
   to average net assets (b) .........      4.07%      4.37%     2.66%     1.51%     2.12%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                   BOND
                                                                SUB-ACCOUNT
                                                                DECEMBER 31
                                         -----------------------------------------------------
                                           1996         1995       1994       1993       1992
                                         --------     --------    ------     ------     ------
Accumulation unit value, beginning
  of period ..........................   $  19.67     $  16.14    $17.50     $15.57     $14.68
 Income from operations:
  Net investment income (loss) .......       0.99         1.05      0.89       2.11       1.00
  Net realized and unrealized gain
    (loss) on investments ............      (1.13)        2.48     (2.25)     (0.18)     (0.11)
                                         --------     --------    ------     ------     ------
    Total income (loss) from
      operations .....................      (0.14)        3.53     (1.36)      1.93       0.89
                                         --------     --------    ------     ------     ------
Accumulation unit value,
  end of period ......................   $  19.53     $  19.67    $16.14     $17.50     $15.57
                                         ========     ========    ======     ======     ======
Total return (a) .....................      (0.75%)      21.89%    (7.77%)    12.40%      6.08%

Ratios and supplemental data:
 Net assets at end of period
   (in thousands) ....................   $ 11,585     $ 10,066    $6,259     $6,985     $4,558
 Ratio of net investment income (loss)
   to average net assets (b) .........       5.34%        5.80%     5.57%     12.92%      6.69%

                                                                GROWTH
                                                              SUB-ACCOUNT
                                                              DECEMBER 31
                                        ---------------------------------------------------------
                                          1996        1995        1994         1993        1992
                                        --------    --------    --------     --------    --------
Accumulation unit value, beginning
  of period .........................   $  41.47    $  28.44    $  31.30     $  30.37    $  29.95
 Income from operations:
  Net investment income (loss) ......       2.88        3.89        0.04         0.46        1.09
  Net realized and unrealized gain
    (loss) on investments ...........       4.13        9.14       (2.90)        0.47       (0.67)
                                        --------    --------    --------     --------    --------
    Total income (loss) from
      operations ....................       7.01       13.03       (2.86)        0.93        0.42
                                        --------    --------    --------     --------    --------
Accumulation unit value,
  end of period .....................   $  48.48    $  41.47    $  28.44     $  31.30    $  30.37
                                        ========    ========    ========     ========    ========
Total return (a) ....................      16.91%      45.81%      (9.13%)       3.06%       1.41%

Ratios and supplemental data:
 Net assets at end of period
   (in thousands) ...................   $349,491    $262,467    $161,490     $169,757    $146,053
Ratio of net investment income (loss)
   to average bet assets (b) ........       6.41%      11.05%       0.16%        1.56%       3.84%

                                                  SHORT-TO-INTERMEDIATE GOVERNMENT
                                                           SUB-ACCOUNT
                                                           DECEMBER 31
                                        -------------------------------------------------
                                         1996       1995      1994       1993     1992(C)
                                        ------     ------    ------     ------    -------
Accumulation unit value, beginning
  of period .........................   $11.55     $10.27    $10.40     $10.04    $10.00
 Income from operations:
  Net investment income (loss) ......     0.51       0.61      0.40       0.14      0.01
  Net realized and unrealized gain
    (loss) on investments ...........    (0.21)      0.67     (0.53)      0.22      0.03
                                        ------     ------    ------     ------    ------
    Total income (loss) from
      operations ....................     0.30       1.28     (0.13)      0.36      0.04
                                        ------     ------    ------     ------    ------
Accumulation unit value,
  end of period .....................   $11.85     $11.55    $10.27     $10.40    $10.04
                                        ======     ======    ======     ======    ======
Total return (a) ....................     2.56%     12.53%    (1.32%)     3.64%     0.38%

Ratios and supplemental data:
 Net assets at end of period
   (in thousands) ...................   $1,710     $1,517    $  945     $1,408    $  803
Ratio of net investment income (loss)
   to average bet assets (b) ........     4.53%      5.53%     4.06%      1.39%     1.92%


                                                           GLOBAL                                 EQUITY-INCOME
                                                         SUB-ACCOUNT                               SUB-ACCOUNT
                                                         DECEMBER 31                               DECEMBER 31
                                               --------------------------------     -----------------------------------------
                                                1996         1995       1994(E)       1996       1995       1994      1993(D)
                                               -------     -------     --------     -------    -------    -------     -------
Accumulation unit value, beginning
of period .................................    $ 11.95     $  9.80     $ 10.00      $ 13.74    $ 11.12    $ 11.28     $ 10.00
Income from operations:
Net investment income (loss) ..............       1.50        0.45        0.71         0.82       0.68       0.18        0.19
Net realized and unrealized gain
(loss) on investments .....................       1.68        1.70       (0.91)        1.10       1.94      (0.34)       1.09
                                               -------     -------     -------      -------    -------    -------     -------
Total income (loss) from
operations ................................       3.18        2.15       (0.20)        1.92       2.62      (0.16)       1.28
                                               -------     -------     -------      -------    -------    -------     -------
Accumulation unit value,
end of period .............................    $ 15.13     $ 11.95     $  9.80      $ 15.66    $ 13.74    $ 11.12     $ 11.28
                                               =======     =======     =======      =======    =======    =======     =======
Total return (a) ..........................      26.60%      21.96%      (2.02%)      13.97%     23.55%     (1.42%)     12.81%

Ratios and supplemental data:
Net assets at end of period
(in thousands) ............................    $83,159     $37,049     $21,672      $55,900    $39,648    $23,649     $13,343
Ratio of net investment income (loss)
to average net assets (b) .................      11.09%       4.25%       8.86%        5.76%      5.47%      1.93%       2.27%

                                                      EMERGING GROWTH
                                                       SUB-ACCOUNT
                                                       DECEMBER 31
                                        ------------------------------------------
                                          1996       1995       1994       1993(D)
                                        --------    -------    -------     -------
Accumulation unit value, beginning
  of period .........................   $  16.56    $ 11.38    $ 12.40     $ 10.00
 Income from operations:
  Net investment income (loss) ......       0.82       0.65      (0.09)      (0.09)
  Net realized and unrealized gain
    (loss) on investments ...........       2.13       4.53      (0.93)       2.49
                                        --------    -------    -------     -------
    Total income (loss) from
      operations ....................       2.95       5.18      (1.02)       2.40
                                        --------    -------    -------     -------
Accumulation unit value,
  end of period .....................   $  19.51    $ 16.56    $ 11.38     $ 12.40
                                        ========    =======    =======     =======
Total return (a) ....................      17.82%     45.49%     (8.18%)     23.96%

Ratios and supplemental data:
 Net assets at end of period
   (in thousands) ...................   $107,925    $67,905    $36,687     $18,620
 Ratio of net investment income (loss)
   to average net assets (b) ........       4.51%      4.66%     (0.86%)     (0.92%)

                                              AGGRESSIVE GROWTH                   BALANCED
                                                 SUB-ACCOUNT                    SUB-ACCOUNT
                                                 DECEMBER 31                    DECEMBER 31
                                        -----------------------------    ---------------------------
                                         1996        1995     1994(E)     1996      1995     1994(E)
                                        -------    -------    -------    ------    ------    -------
Accumulation unit value, beginning
  of period .........................   $ 13.43    $  9.82    $10.00     $11.13    $ 9.37    $10.00
 Income from operations:
  Net investment income (loss) ......      0.36       0.37     (0.06)      0.36      0.37      0.22
  Net realized and unrealized gain
    (loss) on investments ...........      0.91       3.24     (0.12)      0.72      1.39     (0.85)
                                        -------    -------    ------     ------    ------    ------
    Total income (loss) from
      operations ....................      1.27       3.61     (0.18)      1.08      1.76     (0.63)
                                        -------    -------    ------     ------    ------    ------
Accumulation unit value,
  end of period .....................   $ 14.70    $ 13.43    $ 9.82     $12.21    $11.13    $ 9.37
                                        =======    =======    ======     ======    ======    ======
Total return (a) ....................      9.46%     36.79%    (1.85%)     9.73%    18.73%    (6.29%)

Ratios and supplemental data:
 Net assets at end of period
   (in thousands) ...................   $54,408    $32,904    $8,909     $6,418    $3,795    $2,145
 Ratio of net investment income (loss)
   to average net assets (b) ........      2.65%      2.93%    (0.72%)     3.18%     3.59%     3.06%

------------
* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period. See Notes to Selected Per Unit Data and Ratios on page 88.

The notes to the financial statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the period ended

                                                                         TACTICAL ASSET
                                                  UTILITY                  ALLOCATION
                                                SUB-ACCOUNT               SUB-ACCOUNT
                                                DECEMBER 31               DECEMBER 31
                                        ---------------------------    ------------------
                                         1996      1995     1994(E)      1996     1995(F)
                                        ------    ------    -------    -------    -------
Accumulation unit value, beginning
  of period .........................   $11.77    $ 9.49    $10.00     $ 11.90    $10.00
 Income from operations:
     Net investment income (loss) ...     0.76      0.49      0.29        0.53      0.61
  Net realized and unrealized gain
     (loss) on investments ..........     0.50      1.79     (0.80)       1.07      1.29
                                        ------    ------    ------     -------    ------
    Total income (loss) from
      operations ....................     1.26      2.28     (0.51)       1.60      1.90
                                        ------    ------    ------     -------    ------
Accumulation unit value,
  end of period .....................   $13.03    $11.77    $ 9.49     $ 13.50    $11.90
                                        ======    ======    ======     =======    ======
Total return (a) ....................    10.64%    24.14%    (5.15%)     13.40%    19.03%

Ratios and supplemental data:
   Net assets at end of period
     (in thousands) .................   $5,501    $2,631    $1,215     $17,946    $9,446
 Ratio of net investment income (loss)
   to average net assets (b) ........     6.38%     4.57%     3.71%       4.35%     5.47%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                          C.A.S.E.
                                           GROWTH       VALUE EQUITY
                                         SUB-ACCOUNT     SUB-ACCOUNT
                                         DECEMBER 31     DECEMBER 31
                                         -----------     ------------
                                           1996(G)         1996(G)
                                         -----------     ------------
Accumulation unit value, beginning
  of period ............................   $10.00         $10.00
 Income from operations:
     Net investment income (loss) ......     0.37           0.05
  Net realized and unrealized gain
    (loss) on investments ..............     0.44           1.20
                                           ------         ------
    Total income (loss) from
      operations .......................     0.81           1.25
                                           ------         ------
Accumulation unit value,
  end of period .......................    $10.81         $11.25
                                           ======         ======
Total return (a) .......................     8.09%         12.51%

Ratios and supplemental data:
   Net assets at end of period
    (in thousands) .....................   $4,466         $8,887
 Ratio of net investment income (loss)
   to average net assets (b) ...........     6.11%          0.77%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period. See Notes to Selected Per Unit Data and Ratios below.

NOTES TO SELECTED PER UNIT DATA AND RATIOS
------------------------------------------

(a) For periods less than one year the total return is not annualized.

(b) For periods less than one year the ratio of net investment income to average net assets is annualized.

(c) The inception date of this sub-account was December 3, 1992.

(d) The inception date of this sub-account was March 1, 1993.

(e) The inception date of this sub-account was March 1, 1994.

(f) The inception date of this sub-account was January 3, 1995.

(g) The inception date of this sub-account was May 1, 1996.

The notes to the financial statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1996
NOTE 1 - ORGANIZATION AND SUMMARY
         OF SIGNIFICANT ACCOUNTING
         POLICIES

   WRL Series Life Account (the "Life Account") was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains thirteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding portfolio of the WRL Series Fund, Inc. (the "Fund"), a registered management company under the Investment Company Act of 1940, as amended. These portfolios and their respective investment management organizations are as follows:


PORTFOLIO                   INVESTMENT MANAGER
---------                   ------------------
Money Market                J.P. Morgan Investment
                               Management Inc.
Bond                        Janus Capital Corporation
                               ("JCC")
Growth                      JCC
Short-to-Intermediate       AEGON USA Investment
  Government                   Management, Inc. ("AEGON
                               Management")
Global                      JCC
Equity-Income               Luther King Capital Management
                               Corporation
Emerging Growth             Van Kampen American Capital
                               Asset Management, Inc.
Aggressive Growth           Fred Alger Management, Inc.
Balanced                    AEGON Management
Utility                     Federated Investment Counseling
Tactical Asset Allocation   Dean Investment Associates
C.A.S.E. Growth             C.A.S.E. Management, Inc.
Value Equity                NWQ Investment Management
                               Company, Inc.


   WRL and AEGON Management are indirect wholly-owned subsidiaries of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands Corporation.

   On May 1, 1996 WRL made an initial contribution to the Life Account. The amount of the contribution and units received from the corresponding sub-accounts are as follows:


SUB-ACCOUNT            CONTRIBUTION     UNITS
-----------            ------------     -----
C.A.S.E. Growth        $ 25,000          2,500.000000
Value Equity           $200,000         20,000.000000

   The Life Account holds assets to support the benefits under flexible premium variable universal life insurance policies (the "Policies") issued by WRL, which issued the first of such Policies on October 3, 1986. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently used in preparation of the Trust's financial statements.

A. VALUATION OF INVESTMENTS

   The investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund on December 31, 1996. Investment transactions are accounted for on the trade date, using the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

   The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2 - CHARGES AND DEDUCTIONS

   Charges are assessed by WRL in connection with issuance and administration of the Policies.

A. POLICY CHARGES

   Under some forms of the Policies, sales and other administrative charges are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter, monthly administrative charges are deducted from the sub-accounts, some of which continue only during the first policy year. Contingent surrender charges may also apply.

   Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

   Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE-ACCOUNT CHARGES

   A daily charge equal to an annual rate of 0.90% of average daily net assets of the Life Account is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance and administration of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 - DIVIDENDS AND DISTRIBUTIONS

   Dividends of the Fund's Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining portfolios are typically declared and reinvested semi-annually, while capital gain distributions are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Life Account the next business day after declaration.

NOTE 4 - OTHER MATTERS

   As of December 31, 1996 the equity accounts include net unrealized appreciation (depreciation) on investments as follows:

SUB-ACCOUNT
-----------

Money Market                         $      N/A
Bond                                   (278,478)
Growth                               81,029,373
Short-to-Intermediate Government        (18,342)
Global                                9,089,637
Equity-Income                         7,732,984
Emerging Growth                      22,522,868
Aggressive Growth                     3,560,715
Balanced                                564,202
Utility                                 335,952
Tactical Asset Allocation             1,465,811
C.A.S.E Growth                          221,744
Value Equity                            533,345

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                        BALANCE SHEET - STATUTORY BASIS
                              AS OF MARCH 31, 1997
                           (IN THOUSANDS) (UNAUDITED)

ASSETS

Bonds                                        338,007
Common Stocks and mutual funds                   635
Mortgage loans on real estate                  6,010
Real estate                                    8,780
Policy loans                                  56,509
Cash and Short-term investments               (7,919)
Transfers from separate accounts             223,133
Separate account assets                    3,611,612
Other assets                                  23,204
                                          ----------

Total assets                              $4,259,971
                                          ==========

LIABILITIES AND CAPITAL AND SURPLUS

Policy reserves                              488,131
Other policy liabilities                      30,524
Amounts due or accrued                        11,726
Separate account liabilities               3,604,941
Borrowed money                                22,500
Asset valuation reserve                        5,321
                                          ----------

Total liabilities                          4,163,143

Total capital and surplus                     96,828
                                          ----------

Total liabilities, capital and surplus    $4,259,971
                                          ==========

See note to financial statements.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   STATEMENT OF OPERATIONS - STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                           (IN THOUSANDS) (UNAUDITED)


Premium income                          $ 296,695
Net investment income                      11,778
Net realized capital gains (losses)           580
Other income                                  441
Benefit payments incurred                (119,486)
Decrease in policy
  and contract reserves                       815
Net transfers to separate accounts       (136,634)
Operating costs                           (58,046)
                                        ---------
Income before income taxes                 (3,857)
Federal income taxes                          803
                                        ---------

Net income (loss)                       $  (3,054)
                                        =========

See note to financial statements.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    STATEMENT OF CASH FLOWS - STATUTORY BASIS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997
                           (IN THOUSANDS) (UNAUDITED)

OPERATIONS:
Cash from insurance operations              $(36,344)
Investment income received                    11,583
Federal income taxes                          (1,266)
                                            --------

Cash provided (used) by operations           (26,027)

INVESTMENT ACTIVITIES:
Proceeds from sale or maturity of
  long-term invested assets                   35,409
Cost of long-term investments acquired       (14,818)
Other, net                                   (27,463)
                                            --------
Cash provided (used) by
  investment activites                        (6,872)

FINANCING ACTIVITIES:
Increase (decrease) in borrowed money         22,500
                                            --------
Cash provided by (used in)
  financing activities                        22,500
                                            --------
Net increase (decrease) in cash
  and short-term investments                 (10,399)

Cash and short-term investments:
  Beginning of year                            2,480
                                            --------
  End of period                             $ (7,919)
                                            ========

See note to financial statements.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
         STATEMENT OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                          (IN THOUSANDS) (UNAUDITED)


                                                ADDITONAL               TOTAL
                                       COMMON   PAID-IN   UNASSIGNED CAPITAL AND
                                       STOCK    CAPITAL     SURPLUS     SURPLUS
                                       ------   --------- ---------- -----------

Balance at December 31, 1996           $1,500    $68,015    $26,041    $95,556
Net Income                                  0          0     (3,054)    (3,054)
Change in reserve valuation basis           0          0          0          0
Change in unrealized gains (losses)         0          0       (112)      (112)
Change in non-admitted assets               0          0        247        247
Change in asset valuation reserves          0          0        390        390
Change in separate accounts surplus         0          0      3,801      3,801
                                       ------    -------    -------    -------
Balance at March 31, 1997              $1,500    $68,015    $27,313    $96,828
                                       ======    =======    =======    =======

See note to financial statements.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 NOTE TO FINANCIAL STATEMENTS - STATUTORY BASIS
                        AS OF MARCH 31, 1997 (UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended March 31, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1996.

                         Report of Independent Auditors


The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheet of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in
Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

Also, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                               ERNST & YOUNG LLP

February 21, 1997

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                        BALANCE SHEETS - STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)


                                                             DECEMBER 31
                                                        1996             1995
                                                     ----------       ----------
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                   $    2,480       $    4,999
   Bonds                                                359,579          452,474
   Common stocks at market (cost:
     $302 in 1996  and $473 in 1995)                        597              834
   Mortgage loans on real estate                          6,049            6,181
   Home office properties, at cost
     less accumulated depreciation
     ($0 in 1996 and $1,505 in 1995)                      7,962            5,121
   Policy loans                                          52,604           37,125
                                                     ----------       ----------
Total cash and invested assets                          429,271          506,734

Premiums deferred and uncollected                         1,943            1,787
Accrued investment income                                 5,940            7,565
Receivable from affiliates                                1,165            4,337
Transfers from separate accounts                        204,181             --
Other assets                                              3,962            4,264
Separate account assets                               3,527,145        2,419,205

                                                     ----------       ----------
Total admitted assets                                $4,173,607       $2,943,892
                                                     ==========       ==========


SEE ACCOMPANYING NOTES.

                                                               DECEMBER 31
                                                            1996         1995
                                                         ----------   ----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                $  155,166   $   72,032
     Annuity                                                332,230      319,353
   Policy and contract claim reserves                         8,584        6,612
   Other policyholders' funds                                 3,104        2,633
   Remittances and items not allocated                        9,107        5,136
   Federal income taxes payable                               1,266        1,417
   Asset valuation reserve                                    5,710        5,590
   Interest maintenance reserve                               7,451        6,392
   Payable to affiliate                                      20,463         --
   Other liabilities                                         13,082       10,984
   Separate account liabilities                           3,521,888    2,415,804
                                                         ----------   ----------
Total liabilities                                         4,078,051    2,845,953

Commitments and contingencies

Capital and surplus:
   Common stock, $1.00 par value, 1,500 shares
    authorized, issued and outstanding                        1,500        1,500
   Paid-in surplus                                           68,015       68,015
   Unassigned surplus                                        26,041       28,424
                                                         ----------   ----------
Total capital and surplus                                    95,556       97,939
                                                         ----------   ----------
Total liabilities and capital and surplus                $4,173,607   $2,943,892
                                                         ==========   ==========

SEE ACCOMPANYING NOTES.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)



                                                           YEAR ENDED DECEMBER 31
                                                        1996         1995        1994
                                                     ----------    --------    --------

Revenues:
   Premiums and other considerations,
    net of reinsurance:
     Life                                            $  293,590    $191,508    $150,991
     Annuity                                            740,125     378,390     449,141
   Net investment income                                 36,067      40,891      40,139
   Amortization of interest maintenance reserve           1,335         882         726
   Commissions and expense allowances on
    reinsurance ceded
                                                             11          11          12
   Other income                                          13,398       8,237       6,354
                                                     ----------    --------    --------
                                                      1,084,526     619,919     647,363
Benefits and expenses:
   Benefits paid or provided for:
     Life                                                21,256      17,844      15,921
     Surrender benefits                                 286,406     206,250     196,169
     Other benefits                                      23,270      19,530      18,403
     Increase (decrease) in aggregate reserves for
      policies and contracts:
       Life                                              80,139     (15,132)    (11,618)
       Annuity                                           12,877       5,229     (78,590)
       Other                                                422         109         286
                                                     ----------    --------    --------
                                                        424,370     233,830     140,571
     Insurance expenses:
       Commissions                                      140,261      82,903      78,168
       General insurance expenses                        47,406      37,246      33,100
       Taxes, licenses and fees                          10,848       8,919       5,931
       Transfer to separate accounts                    452,471     242,427     386,174
       Other expenses                                        60          34          18
                                                     ----------    --------    --------
                                                        651,046     371,529     503,391
                                                     ----------    --------    --------
                                                      1,075,416     605,359     643,962
                                                     ----------    --------    --------

Gain from operations before federal
   income taxes and realized capital
    losses on investments                                 9,110      14,560       3,401

Federal income tax expense                                9,297       8,917       3,406
                                                     ----------    --------    --------

Gain (loss) from operations before
   realized capital losses on investments                  (187)      5,643          (5)

Netrealized capital losses on investments
   (net of related federal income taxes
   and amounts transferred to interest
   maintenance reserve)                                    (811)     (1,678)     (1,133)
                                                     ----------    --------    --------
Net income (loss)                                    $     (998)   $  3,965    $ (1,138)
                                                     ==========    ========    ========


SEE ACCOMPANYING NOTES.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)


                                                                                      TOTAL
                                                COMMON     PAID-IN     UNASSIGNED  CAPITAL AND
                                                STOCK      SURPLUS      SURPLUS      SURPLUS
                                                ------     -------     ----------  -----------

Balance at January 1, 1994                      $1,500     $23,015      $24,894      $49,409
   Capital contribution                           --        45,000         --         45,000
   Net loss for 1994                              --          --         (1,138)      (1,138)
   Net unrealized capital losses                  --          --             (9)          (9)
   Decrease in non-admitted assets                --          --            368          368
   Decrease in asset valuation reserves
                                                  --          --          4,321        4,321
   Decrease in surplus in separate accounts
                                                  --          --           (748)        (748)
   Other adjustments                              --          --         (2,183)      (2,183)
                                                ------     -------      -------      -------
Balance at December 31, 1994                     1,500      68,015       25,505       95,020
   Net income for 1995                            --          --          3,965        3,965
   Net unrealized capital losses                  --          --           (500)        (500)
   Decrease in non-admitted assets                --          --            903          903
   Decrease in asset valuation reserve            --          --          2,901        2,901
   Increase in surplus in separate accounts
                                                  --          --            541          541
   Change in reserve valuation                    --          --         (3,496)      (3,496)
   Other adjustments                              --          --         (1,395)      (1,395)
                                                ------     -------      -------      -------
Balance at December 31, 1995                     1,500      68,015       28,424       97,939
   Net loss for 1996                              --          --           (998)        (998)
   Net unrealized capital gains                   --          --          1,294        1,294
   Decrease in non-admitted assets                --          --            199          199
   Increase in asset valuation reserve            --          --           (120)        (120)
   Increase in surplus in separate accounts
                                                  --          --            237          237
   Change in reserve valuation                    --          --         (2,995)      (2,995)
                                                ------     -------      -------      -------
Balance at December 31, 1996                    $1,500     $68,015      $26,041      $95,556
                                                ======     =======      =======      =======


SEE ACCOMPANYING NOTES.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)



                                                  YEAR ENDED DECEMBER 31
                                             1996         1995        1994
                                          ----------    --------    ---------
SOURCES OF CASH
Premiums and other considerations,
 net of reinsurance                       $1,033,565    $569,934    $ 600,405
Net investment income                         38,666      42,359       41,977
Other income                                  12,983       8,052        6,311
                                          ----------    --------    ---------
                                           1,085,214     620,345      648,693

Life claims                                  (20,655)    (16,759)     (14,660)
Surrender benefits and other
 fund withdrawals                           (286,406)   (206,250)    (196,169)
Other benefits to policyholders              (22,129)    (19,041)     (18,251)
Commissions, other expenses and taxes       (196,329)   (128,314)    (119,755)
Net transfers to separate accounts          (658,326)   (242,427)    (386,174)
Dividends to policyholders                       (44)        (26)         (22)
Federal income taxes                          (9,449)     (7,531)      (3,378)
                                          ----------    --------    ---------
Net cash used in operations                 (108,124)         (3)     (89,716)

Proceeds from investments sold,
 matured or repaid:
   Bonds and redeemable preferred stock      122,820     108,554       99,241
   Common stocks                                 175       2,108       80,066
   Mortgage loans on real estate                 132       1,954          132
   Real estate                                 4,304        --           --
   Miscellaneous proceeds                       --          --            (28)
                                          ----------    --------    ---------
Total cash from investments                  127,431     112,616      179,411

Capital contribution                            --          --         45,000
Other sources                                 31,546       2,830        6,135
                                          ----------    --------    ---------
Total sources of cash                         50,853     115,443      140,830

APPLICATIONS OF CASH
Cost of investments acquired:
   Bonds and redeemable preferred stock       26,826     139,402       47,214
   Common stocks                                   4         589       65,911
   Mortgage loans on real estate                --             6        1,004
   Real estate                                 7,837         449           37
   Net increase in policy loans               15,479       9,605        4,496
   Miscellaneous applications                      5        --           --
                                          ----------    --------    ---------
Total investments acquired                    50,151     150,051      118,662

Other applications, net                        3,221       7,115        6,086
                                          ----------    --------    ---------
Total applications of cash                    53,372     157,166      124,748
                                          ----------    --------    ---------
Net change in cash and
 short-term investments                       (2,519)    (41,723)      16,082

Cash and short-term investments
 at beginning of year                          4,999      46,722       30,640
                                          ----------    --------    ---------
Cash and short-term investments
 at end of year                           $    2,480    $  4,999    $  46,722
                                          ==========    ========    =========

SEE ACCOMPANYING NOTES.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                 NOTES TO FINANCIAL STATEMENTS - STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)

                                DECEMBER 31, 1996

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (carried at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding receivable or payable rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents. This amount included $6,500 of short-term intercompany notes receivable at December 31, 1995.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 1996, 1995 and 1994, net realized capital gains of $2,394, $554 and $436, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,335, $882 and $726 for the years ended December 31, 1996, 1995 and 1994, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $0, $1 and $237, respectively, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the laws of the State of Ohio.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 9.25 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. Because estimates are subject to the effects of trends in claim severity and frequency, the estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders. The Company received variable contract premiums of $997,513, $466,822 and $534,372 in 1996, 1995 and 1994, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:


                                                                 DECEMBER 31
                                                      1996                               1995
                                           --------------------------    ---------------------------
                                             CARRYING                      CARRYING
                                              VALUE        FAIR VALUE        VALUE       FAIR VALUE
                                           ----------      ----------    ----------     ------------
   ADMITTED ASSETS
   Bonds                                   $  359,579      $  372,319    $  452,474     $   479,656
   Common stocks                                  597             597           834             834
   Mortgage loans on real estate                6,049           6,134         6,181           6,536
   Policy loans                                52,604          52,604        37,125          37,125
   Cash and short-term investments              2,480           2,480         4,999           4,999
   Separate account assets                  3,527,145       3,527,145     2,419,205       2,419,205

   LIABILITIES
   Investment contract liabilities            321,293         314,748       309,556         279,347
   Separate account annuities               2,692,614       2,647,266     1,930,590       1,930,590

3.  INVESTMENTS

The carrying value and estimated fair value of investments in debt securities are as follows:

                                                             GROSS            GROSS        ESTIMATED
                                             CARRYING      UNREALIZED      UNREALIZED         FAIR
                                              VALUE          GAINS           LOSSES          VALUE
                                            ---------      ----------      ----------      ---------
   DECEMBER 31, 1996
   Bonds:
     United States Government and
       agencies                             $ 11,422        $    13         $  292         $ 11,143
     State, municipal and other
       government                              5,504            274             --            5,778
     Public utilities                         14,808            848             80           15,576
     Industrial and miscellaneous            173,097          8,889            910          181,076
     Mortgage-backed securities              154,748          4,617            619          158,746
                                            --------        -------         ------         --------
   Total bonds                              $359,579        $14,641         $1,901         $372,319
                                            ========        =======         ======         ========


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

           NOTES TO FINANCIAL STATEMENTS - STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)


3.  INVESTMENTS (CONTINUED)

                                                           GROSS       GROSS     ESTIMATED
                                            CARRYING    UNREALIZED   UNREALIZED    FAIR
                                              VALUE        GAINS       LOSSES      VALUE
                                            --------    ----------   ----------  ---------
   DECEMBER 31, 1995
   Bonds:
     United States Government and
       agencies                             $ 11,611     $    64       $129      $ 11,546
     State, municipal and other
       government
     Public utilities                         15,079         940          -        16,019
     Industrial and miscellaneous            219,764      17,444        550       236,658
     Mortgage-backed securities              189,877       8,228        240       197,865
                                            --------     -------       ----      --------
   Total bonds                              $452,474     $28,101       $919      $479,656
                                            ========     =======       ====      ========

The carrying value and fair value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                               ESTIMATED
                                                  CARRYING        FAIR
                                                   VALUE         VALUE
                                                  --------     ---------

   Due in one year or less                        $ 25,420      $ 25,667
   Due one through five years                       91,070        94,377
   Due five through ten years                       53,798        57,060
   Due after ten years                              34,543        36,468
                                                  --------      --------
                                                   204,831       213,572
   Mortgage and other asset backed securities      154,748       158,747
                                                  --------      --------
                                                  $359,579      $372,319
                                                 =========      ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


3.  INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                              YEAR ENDED DECEMBER 31
                                           1996        1995        1994
                                         -------     -------     -------
   Interest on bonds                     $33,969     $38,624     $37,495
   Dividends on equity investments             -          30         700
   Interest on mortgage loans                559         573         616
   Rental income on real estate              919       1,014       1,014
   Interest on policy loans                3,339       2,353       1,830
   Other investment income                     9         328         611
                                         -------     -------     -------
   Gross investment income                38,795      42,922      42,266

   Investment expenses                    (2,728)     (2,031)     (2,127)
                                         -------     -------     --------
   Net investment income                 $36,067     $40,891     $40,139
                                         =======    ========     =======

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                              YEAR ENDED DECEMBER 31
                                           1996        1995         1994
                                         -------     --------     -------
   Proceeds                             $122,820     $108,554     $99,241
                                         =======     ========     =======

   Gross realized gains                 $  2,984     $  1,631     $ 2,019
   Gross realized losses                     791        1,346       1,362
                                         -------     --------     -------
   Net realized gains                   $  2,193     $    285     $   657
                                         =======     ========     =======

At December 31, 1996, bonds with an aggregate carrying value of $5,409 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


3.  INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                         REALIZED
                                              --------------------------------
                                                   YEAR ENDED DECEMBER 31
                                               1996         1995         1994
                                             -------      -------      -------
Debt securities                              $ 2,193      $   285      $   657
Equity securities                               --           --         (1,579)
Mortgage loans                                  --         (1,409)        --
Real estate                                     (606)        --           --
Other invested assets                             (4)        --           --
                                             -------      -------      -------
                                               1,583       (1,124)        (922)

Tax effect                                      --           --            225
Transfer to interest maintenance
  reserve                                     (2,394)        (554)        (436)
                                             -------      -------      -------
Net realized losses                          $  (811)     $(1,678)     $(1,133)
                                             =======      =======      =======

                                                        UNREALIZED
                                            ----------------------------------
                                                  YEAR ENDED DECEMBER 31
                                              1996         1995         1994
                                            --------     --------     --------

Debt securities                             $(14,442)    $ 36,399     $ 43,354
Common stock                                     (66)        (236)       1,009
                                            --------     --------     --------
Change in unrealized appreciation
  (depreciation)                            $(14,508)    $ 36,163     $(42,345)
                                            ========     ========     ========

Gross unrealized gains (losses) on common stocks were as follows:

                                                        UNREALIZED
                                            ----------------------------------
                                                  YEAR ENDED DECEMBER 31
                                              1996         1995         1994
                                            --------     --------     --------

Unrealized gains                            $   295      $    361     $    597
Unrealized losses                               --            --           --
                                            -------      --------     --------
Net unrealized gains                        $   295      $    361     $    597
                                            ========     ========     ========

The Company issued no mortgage loans during 1996. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 73%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


3.  INVESTMENTS (CONTINUED)

During 1996, 1995 and 1994, no mortgage loans were foreclosed and transferred to real estate. During 1994, a mortgage loan loss reserve of $1,033 was established. This reserve was released in 1995 coincident with the loss recognition of $1,409 on a loan payoff.

At December 31, 1996, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.


4.  REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                    1996              1995             1994
                                -----------       -----------      -----------

Direct premiums                 $ 1,034,757       $   570,413      $   600,608
Reinsurance assumed                   2,063             1,569            1,232
Reinsurance ceded                    (3,105)           (2,084)          (1,708)
                                -----------       -----------      -----------
Net premiums earned             $ 1,033,715       $   569,898      $   600,132
                                ===========       ===========      ===========

The Company received reinsurance recoveries in the amount of $2,156, $512 and $1,146 during 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $974 and $601, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $1,140 and $848, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


5.  INCOME TAXES

The Company files a separate federal income tax return.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital gains (losses) for the following reasons:

                                                  1996       1995       1994
                                                -------    -------    -------

Computed tax at federal statutory rate (35%)    $ 3,189    $ 5,096    $ 1,190
Deferred acquisition costs - tax basis            7,172      4,241      4,043
Tax reserve valuation                              (696)       (34)    (1,353)
Excess tax depreciation                             (65)       (49)      (258)
Amortization of IMR                                (467)      (309)      (254)
Other, net                                          164        (28)        38
                                                -------    -------    -------
Federal income tax expense                      $ 9,297    $ 8,917    $ 3,406
                                                =======    =======    =======

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

In 1995, the Company reached a final settlement with the Internal Revenue Service for 1987 through 1993 resulting in taxes of $1,275 and interest of $120 (net of $65 tax effect). The assessment was charged to surplus as a prior period adjustment. An examination is currently underway for years 1994 through 1995.

During 1994, the Company settled tax years 1980 through 1986 with the Internal Revenue Service, which resulted in a charge to surplus of $1.8 million as a prior period adjustment.

At December 31, 1996, the Company had capital loss carryforwards of approximately $11,101 which expire through 2001.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


6.  POLICY AND CONTRACT ATTRIBUTES

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately .04% and 7.7% of life insurance in force at December 31, 1996 and 1995, respectively.

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                       DECEMBER 31
                                                            1996                          1995
                                                   ----------------------        ------------------------
                                                                  PERCENT                        PERCENT
                                                    AMOUNT       OF TOTAL          AMOUNT       OF TOTAL
                                                  ----------     --------        ----------     --------
   Subject to discretionary withdrawal with
     market value adjustment                      $   14,881         1%          $   13,422         1%
   Subject to discretionary withdrawal at
     book value less surrender charge                 63,619         2               60,970         3
   Subject to discretionary withdrawal at
     market value                                  2,692,614        89            1,930,590        85
   Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)                                    239,204         7              227,549        10
   Not subject to discretionary withdrawal
     provision                                        17,603         1               20,034         1
                                                  ----------     --------        ----------     --------
                                                   3,027,921       100%           2,252,565       100%
                                                                 ========                       ========

   Less reinsurance ceded                                  -                             -
                                                  ----------                     ----------
   Total policy reserves on annuities and
     deposit fund liabilities                     $3,027,921                     $2,252,565
                                                  ==========                     ==========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                      1996        1995         1994
                                                   ---------    ---------    ---------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts                   $ 997,513    $ 466,882    $ 534,372
  Transfers from separate accounts                   339,523      224,416      148,582
                                                   ---------    ---------    ---------
Net transfers to separate accounts                   657,990      242,466      385,790

Reconciling adjustments - change in accruals for
  investment management, administration fees
  and contract guarantees                           (205,519)         (39)         384
                                                   =========    =========    =========
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                 $ 452,471    $ 242,427    $ 386,174
                                                   =========    =========    =========

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                GROSS       LOADING       NET
                                               -------      -------     -------
DECEMBER 31, 1996
Ordinary direct first year business            $    40      $     9     $    31
Ordinary direct renewal business                 1,431          225       1,206
Group life direct business                         622         --           622
Annuity renewal business                            94           10          84
                                               -------      -------     -------
                                               $ 2,187      $   244     $ 1,943
                                               =======      =======     =======

DECEMBER 31, 1995
Ordinary direct first year business            $    47      $    17     $    30
Ordinary direct renewal business                 1,707          229       1,478
Group life direct business                         379         --           379
Reinsurance ceded                                 (100)        --          (100)
                                               -------      -------     -------
                                               $ 2,033      $   246     $ 1,787
                                               =======      =======     =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

At December 31, 1996 and 1995, the Company had insurance in force aggregating $1,904 and $2,374, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Department of the State of Ohio. The Company established policy reserves of $27 and $32 to cover these deficiencies at December 31, 1996 and 1995, respectively.

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,995 and $3,496 was made for the years ended December 31, 1996 and 1995, respectively, related to the change in reserve methodology.


7.  DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.


8.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $581, $505 and $397 for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $184, $305 and $250 for the years ended December 31, 1996, 1995 and 1994, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


8.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $98, $86 and $70 for the years ended December 31, 1996, 1995 and 1994, respectively.


9.  RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $10,038, $8,825 and $7,497, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1996, 1995 and 1994, the Company received $3,271, $4,545 and $3,261, respectively, for such services, which approximates their cost. The Company had a net receivable (payable) with affiliates of $(19,298) and $4,337 at December 31, 1996 and 1995, respectively.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.48% at December 31, 1996. During 1996, 1995 and 1994, the Company paid (received) net interest of $138, $(294) and $49, respectively, to affiliates.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


9.  RELATED PARTY TRANSACTIONS (CONTINUED)

The Company received capital contributions of $45,000 from its immediate parent, First AUSA Life Insurance Company, in 1994.

At December 31, 1995, the Company has a $6,500 short-term note receivable from an affiliate. Interest on this note accrues at 5.82%.


10.  COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $4,344 and $4,445 and an offsetting premium tax benefit of $1,218 and $1,319 at December 31, 1996 and 1995, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $212, $1,950 and $618 at December 31, 1996, 1995 and 1994, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                        SUMMARY OF INVESTMENTS OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)

                                DECEMBER 31, 1996



SCHEDULE I

                                                                     AMOUNT AT
                                                                    WHICH SHOWN
                                                           MARKET      IN THE
                TYPE OF INVESTMENT             COST (1)    VALUE   BALANCE SHEET
               -------------------            ---------  --------  -------------

FIXED MATURITIES
Bonds:
   United States Government and government
     agencies and authorities                 $ 91,807   $ 93,675     $ 91,581
   State, municipalities and political
     subdivisions                                1,498      1,533        1,497
   Foreign governments                           4,006      4,245        4,006
   Public utilities                             14,852     15,576       14,808
   All other corporate bonds                   249,093    257,290      247,687
                                              --------   --------     --------
Total fixed maturities                         361,256    372,319      359,579

EQUITY SECURITIES
Common stocks:
   Industrial, miscellaneous and all other         302        597          597
                                              --------   --------     --------
Total equity securities                            302        597          597

Mortgage loans on real estate                    6,049                   6,049
Real estate                                      7,962                   7,962
Policy loans                                    52,604                  52,604
Cash and short-term investments                  2,480                   2,480
                                              --------                --------
Total investments                             $430,653                $429,271
                                              ========                ========



(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.



                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)


SCHEDULE III

                       FUTURE POLICY     POLICY AND                      NET         BENEFITS        OTHER
                        BENEFITS AND      CONTRACT       PREMIUM     INVESTMENT     AND CLAIMS     OPERATING
                         EXPENSES       LIABILITIES      REVENUE       INCOME*       EXPENSES      EXPENSES*
                       -------------    -----------    ----------    ----------     ----------     ---------
YEAR ENDED DECEMBER 31,
  1996
Individual life           $145,964        $7,017       $  289,375     $ 8,228        $ 47,051       $124,181
Group life and               9,202           713            4,215       3,940           2,529          2,818
   health
Annuity                    332,230           854          740,125      23,899         281,352         71,576
                       -----------        ------       ----------     -------        --------       --------
                          $487,396        $8,584       $1,033,715     $36,067        $330,932       $198,575
                       ===========        ======       ==========     =======        ========       ========

YEAR ENDED DECEMBER 31,
  1995
Individual life          $  64,128        $5,811       $  188,143    $  9,470        $ 36,032       $ 83,709
Group life                   7,904           701            3,365       1,054           2,217            946
Annuity                    319,353           100          378,390      30,367         205,375         44,447
                       -----------        ------       ----------    --------        --------       --------
                          $391,385        $6,612       $  569,898     $40,891        $243,624       $129,102
                       ===========       =======       ==========     =======        ========       ========

YEAR ENDED DECEMBER 31,
  1994
Individual life          $  76,345        $4,501       $  147,282     $10,146        $ 29,254       $ 71,825
Group life                   7,323           481            3,709         372           1,754          1,329
Annuity                    314,124           137          449,141      29,621         199,485         44,063
                       -----------        ------       ----------     -------        --------       --------
                          $397,792        $5,119       $  600,132     $40,139        $230,493       $117,217
                       ===========       =======       ==========     =======        ========       ========

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.



                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                   REINSURANCE
                             (DOLLARS IN THOUSANDS)


SCHEDULE IV

                                                                ASSUMED                       PERCENTAGE
                                                CEDED TO         FROM                         OF AMOUNT
                                   GROSS         OTHER           OTHER           NET           ASSUMED
                                  AMOUNT        COMPANIES      COMPANIES        AMOUNT          TO NET
                                -----------    -----------    -----------    -----------      ----------
YEAR ENDED DECEMBER 31, 1996
Life insurance in force         $28,168,880    $ 4,463,986    $ 2,210,601    $25,915,495            8.5%
                                ===========    ===========    ===========    ===========      ==========
Premiums:
   Individual life              $   292,239    $     2,863    $      --      $   289,376            0.0%
   Group life and health              2,393            242          2,063          4,214           49.0
   Annuity                          740,125           --             --          740,125            0.0
                                -----------    -----------    -----------    -----------      ----------
                                $ 1,034,757    $     3,105    $     2,063    $ 1,033,715            0.2%
                                ===========    ===========    ===========    ===========      ==========

YEAR ENDED DECEMBER 31, 1995
Life insurance in force         $19,438,203    $ 1,365,119    $ 1,619,378    $19,692,462            8.2%
                                ===========    ===========    ===========    ===========      ==========
Premiums:
   Individual life              $   189,870    $     1,727    $      --      $   188,143            0.0%
   Group life                         2,153            357          1,569          3,365           46.6
   Annuity                          378,390           --             --          378,390            0.0
                                -----------    -----------    -----------    -----------      ----------
                                $   570,413    $     2,084    $     1,569    $   569,898            0.2%
                                ===========    ===========    ===========    ===========      ==========

YEAR ENDED DECEMBER 31, 1994
Life insurance in force         $14,321,386    $ 1,090,845    $ 1,271,402    $14,501,943            8.8%
                                ===========    ===========    ===========    ===========      ==========
Premiums:
   Individual life              $   148,766    $     1,484    $      --      $   147,282            0.0%
   Group life                         2,701            224          1,232          3,709           33.0
   Annuity                          449,141           --             --          449,141            0.0
                                -----------    -----------    -----------    -----------      ----------
                                $   600,608    $     1,708    $     1,232    $   600,132            0.4%
                                ===========    ===========    ===========    ===========      ==========